UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3006

John Hancock Bond Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31
Date of reporting period:	May 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS

The Registrant prepared five annual reports to shareholders for the period ended May 31, 2021. The first report applies to John Hancock Government Income Fund, the second report applies to John Hancock Investment Grade Bond Fund, the third report applies to John Hancock High Yield Fund, the fourth report applies to John Hancock ESG Core Bond Fund, and the fifth report applies to John Hancock Short Duration Bond Fund of the Registrant.

Annual report
John Hancock
Government Income Fund
Fixed income
May 31, 2021

A message to shareholders
Dear shareholder,
While stocks rebounded from the multiple challenges faced in 2020 to post gains for the 12 months ended May 31, 2021, the results for bonds were much more mixed. Overall, bond markets saw a sharp increase in yields and a steeper yield curve during the period. The generally positive news flow pressured U.S. Treasuries by raising the prospect of inflation and causing investors to question whether the U.S. Federal Reserve would need to begin hiking interest rates sooner than expected. The credit-oriented segments of the market—including investment-grade and high-yield corporate bonds—outperformed government issues. Both categories were helped by the improving outlook for economic growth and corporate earnings, as well as investors’ elevated demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Government Income Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
17	Financial statements
20	Financial highlights
24	Notes to financial statements
34	Report of independent registered public accounting firm
35	Tax information
36	Statement Regarding Liquidity Risk Management
38	Trustees and Officers
42	More information
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2021 (%)

The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Government bonds suffered negative returns for the period
The prospect of accelerating economic growth and higher inflation weighed heavily on the interest-rate-sensitive segments of the bond market.
Long-term bonds were particularly poor performers
Yields on longer-dated issues rose much more than those on short-term debt, leading to a steepening of the yield curve.
The fund narrowly trailed the Bloomberg Barclays U.S. Government Bond Index
The adverse effect of security selection offset a positive contribution from asset allocation.
PORTFOLIO COMPOSITION AS OF 5/31/2021 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	3

QUALITY COMPOSITION AS OF 5/31/2021 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-21 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund's prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund's performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Manager’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2021?
After a long, multi-year stretch of positive performance, government bonds encountered a much more challenging environment. Following the economic shock caused by the coronavirus, growth began to accelerate gradually throughout the second half of 2020. In November 2020, the approval of a COVID-19 vaccine provided an additional boost to the economic outlook. U.S. Treasuries held up reasonably well in this time despite the stronger-than-expected recovery. However, the backdrop became much less favorable in early 2021 once it became apparent that rising commodity prices and increased bottlenecks in the global supply chain had begun to fuel higher inflation. Investors grew concerned that these developments would cause the U.S. Federal Reserve (Fed) to tighten monetary policy sooner than expected, leading to a significant sell-off in government bonds. Although the Fed calmed the markets somewhat through its assertions that the increase in inflation was transitory, U.S. Treasuries were unable to stage a meaningful rally off of their March 2021 lows.
These circumstances weighed heavily on longer-term debt, with the 10-year U.S. Treasury yield rising from 0.65% at the beginning of the period to 1.58% at period end and the 30-year yield climbing from 1.41% to 2.26%. (Prices and yields move in opposite directions.) In contrast, short-term bonds remained relatively stable due to the Fed’s commitment to keep interest rates near zero.
What elements of the fund’s positioning helped and hurt results?
The fund finished behind its benchmark for the period. Security selection was the primary cause of the shortfall. The effect was most pronounced in U.S. Treasuries and agency mortgage-backed securities (MBS).
On the positive side, asset allocation contributed. We maintained a sizable overweight in agency MBS, which aren’t represented in the index. Agency MBS produced weak absolute returns, but they outpaced U.S. Treasuries largely as a result of their higher yields and lower relative interest-rate sensitivity. The fund’s allocations to securitized assets (including asset-backed securities and commercial MBS), together with its underweight in Treasuries, also had a small, but favorable, impact on relative performance.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	5

Duration and yield curve positioning were small contributors, as well. The fund had a small underweight in longer-dated bonds, and we kept duration slightly below the benchmark. Given the rise in yields and underperformance of longer-term debt, this proved to be the appropriate positioning.
What were some key aspects of your portfolio activity?
Our most notable move was our decision to increase the fund’s weighting in callable U.S. government agency securities, which offered attractive yields and provided a way to diversify the portfolio’s interest-rate exposure. We funded this shift by decreasing the fund’s weighting in U.S. Treasuries and making smaller reductions to its allocations to cash and commercial MBS.
Despite the rapid steepening of the yield curve in early 2021, we believe interest rates will remain low for an extended period. We think any inflationary pressure caused by faster growth should prove temporary, and we see various longer-term economic trends that can help keep inflation controlled. However, we will be closely monitoring incoming data to determine the likelihood of a potential change in these circumstances.
MANAGED BY

Howard C. Greene, CFA
Jeffrey N. Given, CFA
The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 5-31-21	as of 5-31-21
Class A	-7.92	0.97	1.72	4.93	18.54	0.37	0.37
Class C	-5.85	0.98	1.32	5.00	14.04	-0.35	-0.36
Class I1,2	-3.76	2.02	2.24	10.50	24.80	0.64	0.63
Class R6[1,2]	-3.76	2.01	2.24	10.49	24.79	0.73	0.72
Index††	-3.61	2.49	2.69	13.10	30.38	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6
Gross (%)	1.04	1.79	0.79	0.68
Net (%)	0.98	1.78	0.78	0.67
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg Barclays U.S. Government Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Government Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg Barclays U.S. Government Bond Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	5-31-11	11,404	11,404	13,038
Class I1,2	5-31-11	12,480	12,480	13,038
Class R6[1,2]	5-31-11	12,479	12,479	13,038
The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class I and Class R6 shares were first offered on 9-9-16 and 8-30-17, respectively. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund's prospectus.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2020, with the same investment held until May 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2020, with the same investment held until May 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2020	Ending value on 5-31-2021	Expenses paid during period ended 5-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$964.00	$4.80	0.98%
	Hypothetical example	1,000.00	1,020.00	4.94	0.98%
Class C	Actual expenses/actual returns	1,000.00	959.50	8.55	1.75%
	Hypothetical example	1,000.00	1,016.20	8.80	1.75%
Class I	Actual expenses/actual returns	1,000.00	965.20	3.67	0.75%
	Hypothetical example	1,000.00	1,021.20	3.78	0.75%
Class R6	Actual expenses/actual returns	1,000.00	964.70	3.13	0.64%
	Hypothetical example	1,000.00	1,021.70	3.23	0.64%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-21
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 90.8%				$258,766,948
(Cost $260,471,323)
U.S. Government 54.4%				155,114,693
U.S. Treasury
Bond	1.125	05-15-40	4,000,000	3,334,531
Bond	1.375	08-15-50	4,100,000	3,282,402
Bond	1.875	02-15-41	5,000,000	4,735,156
Bond	1.875	02-15-51	5,625,000	5,114,355
Bond	2.000	02-15-50	1,450,000	1,357,732
Bond	2.375	11-15-49	9,175,000	9,331,979
Bond	2.500	02-15-45	4,500,000	4,688,262
Bond	2.875	05-15-43	2,800,000	3,114,125
Bond	3.125	08-15-44	7,475,000	8,667,788
Note	0.125	02-28-23	3,100,000	3,099,879
Note	0.250	05-15-24	34,000,000	33,946,876
Note	0.375	04-15-24	2,950,000	2,957,375
Note	0.750	03-31-26	33,200,000	33,163,688
Note	0.750	04-30-26	1,500,000	1,497,188
Note	1.125	02-15-31	8,500,000	8,137,422
Note	1.250	03-31-28	22,300,000	22,317,422
Note	1.250	04-30-28	3,000,000	2,999,063
Treasury Inflation Protected Security	0.125	10-15-25	3,061,830	3,369,450
U.S. Government Agency 36.4%				103,652,255
Federal Farm Credit Bank Note	1.400	03-10-28	3,000,000	2,999,131
Federal Home Loan Bank
Note	0.650	02-26-26	6,000,000	5,950,189
Note	0.700	01-28-26	3,000,000	2,989,459
Note	0.900	02-26-27	3,000,000	2,973,223
Note	1.000	03-23-26	3,000,000	3,000,090
Note	1.125	02-25-28	3,000,000	2,956,051
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	2.000	09-01-50	3,252,991	3,291,270
30 Yr Pass Thru	2.500	09-01-50	3,230,276	3,350,133
30 Yr Pass Thru	3.000	04-01-43	746,620	799,791
30 Yr Pass Thru	3.500	12-01-44	2,345,804	2,538,510
30 Yr Pass Thru	3.500	02-01-47	795,303	849,813
30 Yr Pass Thru	3.500	06-01-49	864,083	914,903
30 Yr Pass Thru	4.000	12-01-40	424,382	468,578
30 Yr Pass Thru	4.000	01-01-41	502,978	555,512
30 Yr Pass Thru	4.000	01-01-41	524,188	578,939
30 Yr Pass Thru	4.000	11-01-43	850,296	937,075
30 Yr Pass Thru	4.000	12-01-46	795,287	863,964
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	11

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.000	06-01-47	737,235	$802,322
Note	0.640	11-24-25	3,000,000	2,973,870
Note	0.700	12-23-25	5,000,000	4,979,878
Note	0.800	10-27-26	3,000,000	2,968,693
Federal National Mortgage Association
15 Yr Pass Thru	3.000	03-01-28	837,148	882,860
30 Yr Pass Thru (A)	2.000	TBA	2,200,000	2,222,822
30 Yr Pass Thru	2.000	10-01-50	1,434,777	1,454,217
30 Yr Pass Thru (A)	2.500	TBA	4,000,000	4,141,718
30 Yr Pass Thru	2.500	07-01-50	808,828	840,052
30 Yr Pass Thru	2.500	08-01-50	3,181,982	3,314,764
30 Yr Pass Thru	2.500	09-01-50	1,418,982	1,472,874
30 Yr Pass Thru	2.500	09-01-50	3,228,672	3,364,412
30 Yr Pass Thru	2.500	10-01-50	1,145,627	1,194,794
30 Yr Pass Thru	2.500	10-01-50	2,664,962	2,761,179
30 Yr Pass Thru	3.000	10-01-49	1,720,208	1,804,589
30 Yr Pass Thru	3.000	11-01-49	1,572,384	1,649,513
30 Yr Pass Thru	3.500	07-01-43	1,326,444	1,434,406
30 Yr Pass Thru	3.500	03-01-44	606,798	656,566
30 Yr Pass Thru	3.500	01-01-45	2,939,983	3,194,893
30 Yr Pass Thru	3.500	04-01-45	2,516,562	2,706,448
30 Yr Pass Thru	3.500	05-01-48	959,235	1,029,590
30 Yr Pass Thru	4.000	09-01-40	1,192,161	1,315,170
30 Yr Pass Thru	4.000	12-01-40	789,583	870,939
30 Yr Pass Thru	4.000	09-01-41	953,442	1,045,869
30 Yr Pass Thru	4.000	10-01-41	933,957	1,024,495
30 Yr Pass Thru	4.000	01-01-42	484,108	531,037
30 Yr Pass Thru	4.000	07-01-42	1,199,704	1,315,628
30 Yr Pass Thru	4.000	11-01-42	2,161,069	2,370,564
30 Yr Pass Thru	4.000	11-01-43	2,016,713	2,217,256
30 Yr Pass Thru	4.000	12-01-43	974,088	1,066,995
30 Yr Pass Thru	4.500	08-01-40	844,918	941,415
30 Yr Pass Thru	4.500	06-01-41	1,677,435	1,869,011
30 Yr Pass Thru	4.500	07-01-41	1,539,342	1,715,148
30 Yr Pass Thru	4.500	11-01-41	274,116	305,422
30 Yr Pass Thru	4.500	02-01-42	950,282	1,058,515
30 Yr Pass Thru	4.500	04-01-48	1,053,115	1,150,352

Note	0.650	12-17-25	3,000,000	2,987,348
Collateralized mortgage obligations 7.7%				$21,973,276
(Cost $24,048,189)
Commercial and residential 1.1%				3,278,007
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO	1.620	08-15-45	3,639,592	40,832
JPMorgan Chase Commercial Mortgage Securities Trust
12	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2012-HSBC, Class XA IO (B)	1.431	07-05-32	4,599,877	$56,213
Seasoned Credit Risk Transfer Trust
Series 2018-3, Class MA (C)	3.500	08-25-57	1,550,526	1,660,832
Series 2019-1, Class MA	3.500	07-25-58	1,180,275	1,267,182
Series 2020-2, Class MA	2.000	11-25-59	246,409	252,948
U.S. Government Agency 6.6%				18,695,269
Federal Home Loan Mortgage Corp.
Series 4083, Class PB	3.500	09-15-41	2,162,560	2,284,204
Series 4459, Class CA	5.000	12-15-34	65,176	72,070
Series K017, Class X1 IO	1.285	12-25-21	3,263,562	4,926
Series K018, Class A2	2.789	01-25-22	1,660,360	1,680,899
Series K018, Class X1 IO	1.235	01-25-22	2,800,056	9,215
Series K022, Class X1 IO	1.175	07-25-22	8,344,984	74,200
Series K026, Class X1 IO	0.954	11-25-22	4,073,889	48,581
Series K030, Class X1 IO	0.166	04-25-23	45,056,865	122,302
Series K032, Class A1	3.016	02-25-23	416,684	426,643
Series K038, Class X1 IO	1.113	03-25-24	6,453,135	168,546
Series K048, Class X1 IO	0.236	06-25-25	4,957,144	44,391
Series K050, Class X1 IO	0.319	08-25-25	71,303,655	899,617
Series K053, Class X1 IO	0.885	12-25-25	27,391,147	973,101
Series K054, Class X1 IO	1.168	01-25-26	21,288,253	1,018,528
Series K716, Class A2	3.130	06-25-21	42,670	42,676
Series K718, Class X1 IO	0.575	01-25-22	18,597,229	25,294
Series K720, Class X1 IO	0.517	08-25-22	61,542,488	214,432
Series K722, Class X1 IO	1.308	03-25-23	25,727,361	433,645
Series K725, Class A1	2.666	05-25-23	686,879	698,936
Series KSMC, Class A2	2.615	01-25-23	2,000,000	2,076,421
Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	52,716	54,689
Series 2014-44, Class DA	3.000	07-25-36	997,664	1,063,049
Series 2014-49, Class CA	3.000	08-25-44	637,253	676,986
Series 2018-M7, Class A1 (C)	3.052	03-25-28	1,753,266	1,911,197
Government National Mortgage Association
Series 2012-114, Class IO	0.692	01-16-53	1,182,342	29,395
Series 2013-30, Class A	1.500	05-16-42	212,243	213,675
Series 2015-7, Class IO	0.531	01-16-57	7,880,838	248,608
Series 2017-109, Class IO	0.507	04-16-57	2,081,447	79,386
Series 2017-124, Class IO	0.677	01-16-59	1,789,468	87,751
Series 2017-140, Class IO	0.565	02-16-59	752,022	34,149
Series 2017-20, Class IO	0.695	12-16-58	2,849,911	128,618
Series 2017-41, Class IO	0.699	07-16-58	2,009,049	93,006
Series 2017-46, Class IO	0.641	11-16-57	1,840,431	87,438
Series 2017-54, Class IO	0.585	12-16-58	13,885,427	656,740
Series 2017-61, Class IO	0.698	05-16-59	1,163,174	61,749
Series 2017-74, Class IO	0.582	09-16-58	1,843,983	71,535
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2017-89, Class IO	0.697	07-16-59	2,250,836	$122,185
Series 2018-114, Class IO	0.571	04-16-60	2,132,412	116,360
Series 2018-68, Class A	2.850	04-16-50	317,757	325,896
Series 2018-9, Class IO	0.534	01-16-60	1,833,162	86,217
Series 2020-118, Class IO	1.047	06-16-62	3,094,818	262,405
Series 2020-119, Class IO	0.813	08-16-62	1,651,765	124,962
Series 2020-120, Class IO	0.853	05-16-62	3,631,526	287,875
Series 2020-137, Class IO	0.846	09-16-62	2,632,678	202,884
Series 2020-170, Class IO	0.886	11-16-62	3,405,777	282,819

Series 2021-40, Class IO	0.843	02-16-63	832,562	67,068
Asset backed securities 1.1%				$3,129,359
(Cost $2,496,288)
Asset backed securities 1.1%				3,129,359
Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (1 month LIBOR + 0.240%) (B)(D)	0.349	07-25-36	75,183	75,149
Citigroup Mortgage Loan Trust, Inc.
Series 2018-RP1, Class A1 (B)(C)	3.000	09-25-64	1,133,635	1,166,565
Pennsylvania Higher Education Assistance Agency
Series 2006-2, Class A3 (3 month LIBOR + 0.130%) (D)	0.348	10-25-36	711,810	704,014
Towd Point Mortgage Trust
Series 2017-1, Class A1 (B)(C)	2.750	10-25-56	60,991	61,908
Series 2017-2, Class A1 (B)(C)	2.750	04-25-57	47,281	47,969
Series 2017-3, Class A1 (B)(C)	2.750	07-25-57	678,755	693,065
Series 2017-5, Class A1 (1 month LIBOR + 0.600%) (B)(D)	0.718	02-25-57	380,689	380,689

	Yield (%)	Shares	Value
Short-term investments 2.1%			$6,068,664
(Cost $6,068,464)
Short-term funds 2.1%			6,068,664
John Hancock Collateral Trust (E)	0.0241(F)	606,557	6,068,664

Total investments (Cost $293,084,264) 101.7%	$289,938,247
Other assets and liabilities, net (1.7%)	(4,924,741)
Total net assets 100.0%	$285,013,506

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
14	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(F)	The rate shown is the annualized seven-day yield as of 5-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	15

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	91	Long	Sep 2021	$20,081,286	$20,086,828	$5,542
						$5,542
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 5-31-21, the aggregate cost of investments for federal income tax purposes was $293,850,155. Net unrealized depreciation aggregated to $3,906,366, of which $3,257,343 related to gross unrealized appreciation and $7,163,709 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
16	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-21

Assets
Unaffiliated investments, at value (Cost $287,015,800)	$283,869,583
Affiliated investments, at value (Cost $6,068,464)	6,068,664
Total investments, at value (Cost $293,084,264)	289,938,247
Receivable for futures variation margin	735
Collateral held at broker for futures contracts	128,195
Interest receivable	804,290
Receivable for fund shares sold	120,364
Receivable for investments sold	1,000,606
Receivable from affiliates	740
Other assets	53,165
Total assets	292,046,342
Liabilities
Distributions payable	8,587
Payable for delayed delivery securities purchased	6,387,719
Payable for fund shares repurchased	460,990
Payable to affiliates
Accounting and legal services fees	8,653
Transfer agent fees	24,792
Distribution and service fees	3,092
Trustees' fees	131
Other liabilities and accrued expenses	138,872
Total liabilities	7,032,836
Net assets	$285,013,506
Net assets consist of
Paid-in capital	$295,269,881
Total distributable earnings (loss)	(10,256,375)
Net assets	$285,013,506

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($228,803,447 ÷ 23,990,600 shares)[1]	$9.54
Class C ($3,567,000 ÷ 374,139 shares)[1]	$9.53
Class I ($12,920,145 ÷ 1,353,566 shares)	$9.55
Class R6 ($39,722,914 ÷ 4,162,261 shares)	$9.54
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.94

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	17

STATEMENT OF OPERATIONS For the year ended  5-31-21

Investment income
Interest	$5,588,342
Dividends from affiliated investments	11,006
Securities lending	2,913
Total investment income	5,602,261
Expenses
Investment management fees	1,661,034
Distribution and service fees	683,323
Accounting and legal services fees	53,517
Transfer agent fees	324,277
Trustees' fees	5,862
Custodian fees	68,042
State registration fees	99,810
Printing and postage	47,382
Professional fees	64,082
Other	30,718
Total expenses	3,038,047
Less expense reductions	(78,229)
Net expenses	2,959,818
Net investment income	2,642,443
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	5,558,339
Affiliated investments	(6,782)
Futures contracts	(23,479)
5,528,078
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(21,182,178)
Affiliated investments	400
Futures contracts	(12,686)
(21,194,464)
Net realized and unrealized loss	(15,666,386)
Decrease in net assets from operations	$(13,023,943)
18	JOHN HANCOCK Government Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-21	Year ended 5-31-20
Increase (decrease) in net assets
From operations
Net investment income	$2,642,443	$3,541,020
Net realized gain	5,528,078	7,760,431
Change in net unrealized appreciation (depreciation)	(21,194,464)	12,473,006
Increase (decrease) in net assets resulting from operations	(13,023,943)	23,774,457
Distributions to shareholders
From earnings
Class A	(3,102,435)	(3,512,369)
Class B1	(165)	(4,516)
Class C	(29,371)	(45,734)
Class I	(255,548)	(135,296)
Class R6	(701,058)	(414,815)
Total distributions	(4,088,577)	(4,112,730)
From fund share transactions	(15,098,498)	49,557,028
Total increase (decrease)	(32,211,018)	69,218,755
Net assets
Beginning of year	317,224,524	248,005,769
End of year	$285,013,506	$317,224,524

[1]	Share class was redesignated during the year. Refer to Note 6 for further details.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	19

Financial highlights
CLASS A SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$10.07	$9.34	$9.08	$9.41	$9.61
Net investment income[1]	0.08	0.13	0.18	0.16	0.14
Net realized and unrealized gain (loss) on investments	(0.49)	0.75	0.31	(0.29)	(0.14)
Total from investment operations	(0.41)	0.88	0.49	(0.13)	—
Less distributions
From net investment income	(0.12)	(0.15)	(0.23)	(0.20)	(0.20)
Net asset value, end of period	$9.54	$10.07	$9.34	$9.08	$9.41
Total return (%)[2,3]	(4.08)	9.51	5.46	(1.35)	0.02
Ratios and supplemental data
Net assets, end of period (in millions)	$229	$249	$217	$222	$249
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.04	1.03	1.06	1.12
Expenses including reductions	0.98	0.98	0.98	0.98	0.98
Net investment income	0.79	1.34	2.04	1.69	1.49
Portfolio turnover (%)	169	166	87	103	63

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
20	JOHN HANCOCK Government Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$10.07	$9.34	$9.08	$9.41	$9.61
Net investment income[1]	—[2]	0.05	0.11	0.08	0.07
Net realized and unrealized gain (loss) on investments	(0.49)	0.75	0.30	(0.28)	(0.14)
Total from investment operations	(0.49)	0.80	0.41	(0.20)	(0.07)
Less distributions
From net investment income	(0.05)	(0.07)	(0.15)	(0.13)	(0.13)
Net asset value, end of period	$9.53	$10.07	$9.34	$9.08	$9.41
Total return (%)[3,4]	(4.90)	8.64	4.63	(2.12)	(0.76)
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$9	$6	$8	$13
Ratios (as a percentage of average net assets):
Expenses before reductions	1.76	1.79	1.78	1.81	1.87
Expenses including reductions	1.75	1.78	1.77	1.77	1.77
Net investment income	0.01	0.53	1.25	0.88	0.70
Portfolio turnover (%)	169	166	87	103	63

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	21

CLASS I SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17[1]
Per share operating performance
Net asset value, beginning of period	$10.07	$9.34	$9.09	$9.42	$9.72
Net investment income[2]	0.10	0.15	0.20	0.16	0.12
Net realized and unrealized gain (loss) on investments	(0.47)	0.75	0.29	(0.27)	(0.26)
Total from investment operations	(0.37)	0.90	0.49	(0.11)	(0.14)
Less distributions
From net investment income	(0.15)	(0.17)	(0.24)	(0.22)	(0.16)
Net asset value, end of period	$9.55	$10.07	$9.34	$9.09	$9.42
Total return (%)[3]	(3.76)	9.73	5.55	(1.13)	(1.46)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$22	$5	$4	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.79	0.79	0.81	0.85[5]
Expenses including reductions	0.75	0.78	0.79	0.77	0.75[5]
Net investment income	1.02	1.52	2.24	1.71	1.73[5]
Portfolio turnover (%)	169	166	87	103	63[6]

[1]	The inception date for Class I shares is 9-9-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is shown for the period from 6-1-16 to 5-31-17.
22	JOHN HANCOCK Government Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18[1]
Per share operating performance
Net asset value, beginning of period	$10.07	$9.34	$9.09	$9.45
Net investment income[2]	0.11	0.16	0.21	0.15
Net realized and unrealized gain (loss) on investments	(0.48)	0.75	0.29	(0.33)
Total from investment operations	(0.37)	0.91	0.50	(0.18)
Less distributions
From net investment income	(0.16)	(0.18)	(0.25)	(0.18)
Net asset value, end of period	$9.54	$10.07	$9.34	$9.09
Total return (%)[3]	(3.76)	9.85	5.67	(1.91)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$40	$38	$19	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	0.65	0.67	0.68	0.71[5]
Expenses including reductions	0.64	0.67	0.67	0.67[5]
Net investment income	1.13	1.64	2.35	2.20[5]
Portfolio turnover (%)	169	166	87	103[6]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is shown for the period from 6-1-17 to 5-31-18.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Government Income Fund	23

Notes to financial statements
Note 1—Organization
John Hancock Government Income Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the
24	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of May 31, 2021, by major security category or type:
	Total value at 5-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$258,766,948	—	$258,766,948	—
Collateralized mortgage obligations	21,973,276	—	21,973,276	—
Asset backed securities	3,129,359	—	3,129,359	—
Short-term investments	6,068,664	$6,068,664	—	—
Total investments in securities	$289,938,247	$6,068,664	$283,869,583	—
Derivatives:
Assets
Futures	$5,542	$5,542	—	—
When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	25

Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund's income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund's cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of May 31, 2021, there were no securities on loan.
26	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2021, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended May 31, 2021 were $7,171.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2021, the fund has a short-term capital loss carryforward of $4,055,147 and a long-term capital loss carryforward of $2,968,510 available to offset future net realized capital gains. These carryforwards do not expire.
As of May 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2021 and 2020 was as follows:
	May 31, 2021	May 31, 2020
Ordinary income	$4,088,577	$4,112,730
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	27

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2021, the components of distributable earnings on a tax basis consisted of $682,235 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended May 31, 2021, the fund used futures contracts to manage the duration of the fund. The fund held futures contracts with USD notional values ranging from $20.1 million to $32.8 million, as measured at each quarter end.
28	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at May 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$5,542	—

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund's investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2021:
Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts
Interest rate	$(23,479)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2021:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Interest rate	$(12,686)
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.530% of the first $300 million of the fund’s average daily net assets, (b) 0.450% of the next $700 million of the fund’s average daily net assets, and (c) 0.430% of the fund’s average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	29

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 0.98% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees and short dividend expense. The fee waiver and/or expense reimbursements will expire on September 30, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.
For the year ended May 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$71,990
Class B	6
Class C	562
Class	Expense reduction
Class I	$1,609
Class R6	4,062
Total	$78,229

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2021, were equivalent to a net annual effective rate of 0.50% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2021, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class B was redesignated during the period. Refer to Note 6 for further details.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $170,802 for the year ended May 31, 2021. Of this amount, $25,050 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $145,752 was paid as sales commissions to broker-dealers.
30	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2021, CDSCs received by the Distributor amounted to $8,566 and $1,057 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$619,909	$290,964
Class B	729	87
Class C	62,685	7,375
Class I	—	21,004
Class R6	—	4,847
Total	$683,323	$324,277
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended May 31, 2021 and 2020 were as follows:
	Year Ended 5-31-21		Year Ended 5-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,359,876	$43,352,108	5,497,481	$53,790,964
Distributions reinvested	295,111	2,917,950	337,580	3,261,422
Repurchased	(5,373,723)	(52,716,367)	(4,359,552)	(42,181,569)
Net increase (decrease)	(718,736)	$(6,446,309)	1,475,509	$14,870,817
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	31

	Year Ended 5-31-21		Year Ended 5-31-20
	Shares	Amount	Shares	Amount
Class B shares
Sold	2,291	$23,224	885	$8,945
Distributions reinvested	15	154	432	4,129
Repurchased	(29,088)	(292,515)	(62,916)	(603,260)
Net decrease	(26,782)	$(269,137)	(61,599)	$(590,186)
Class C shares
Sold	130,947	$1,305,032	501,933	$4,965,226
Distributions reinvested	2,907	28,908	4,511	43,499
Repurchased	(618,754)	(6,107,611)	(321,842)	(3,102,667)
Net increase (decrease)	(484,900)	$(4,773,671)	184,602	$1,906,058
Class I shares
Sold	864,149	$8,599,592	2,655,974	$26,464,768
Distributions reinvested	25,750	255,412	13,790	135,128
Repurchased	(1,682,017)	(16,712,917)	(1,056,468)	(10,554,687)
Net increase (decrease)	(792,118)	$(7,857,913)	1,613,296	$16,045,209
Class R6 shares
Sold	2,544,752	$25,306,990	2,354,504	$23,363,655
Distributions reinvested	70,942	701,049	42,770	414,796
Repurchased	(2,220,838)	(21,759,507)	(659,887)	(6,453,321)
Net increase	394,856	$4,248,532	1,737,387	$17,325,130
Total net increase (decrease)	(1,627,680)	$(15,098,498)	4,949,195	$49,557,028
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount repurchased of the terminated class and the amount sold of the redesignated class.
Redesignation	Effective date	Amount
Class B shares as Class A shares	October 14, 2020	$96,785
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $126,214,830 and $115,931,330, respectively, for the year ended May 31, 2021. Purchases and sales of U.S. Treasury obligations aggregated $399,612,098 and $423,426,475, respectively, for the year ended May 31, 2021.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
32	JOHN HANCOCK Government Income Fund | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	606,557	$5,396,628	$229,080,558	$(228,402,140)	$(6,782)	$400	$13,919	—	$6,068,664

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates before the end of 2021. Regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of secured overnight US Treasury repo rates, but there is no definitive information regarding the future utilization of any particular replacement rate.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Government Income Fund	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Government Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Government Income Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statements of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
34	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	35

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Government Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
36	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	37

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
38	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	39

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
40	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
ANNUAL REPORT | JOHN HANCOCK GOVERNMENT INCOME FUND	41

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg2
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
42	JOHN HANCOCK GOVERNMENT INCOME FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Government Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1674168	56A 5/21
7/2021

Annual report
John Hancock
Investment Grade Bond Fund
Fixed income
May 31, 2021

A message to shareholders
Dear shareholder,
While stocks rebounded from the multiple challenges faced in 2020 to post gains for the 12 months ended May 31, 2021, the results for bonds were much more mixed. Overall, bond markets saw a sharp increase in yields and a steeper yield curve during the period. The generally positive news flow pressured U.S. Treasuries by raising the prospect of inflation and causing investors to question whether the U.S. Federal Reserve would need to begin hiking interest rates sooner than expected. The credit-oriented segments of the market—including investment-grade and high-yield corporate bonds—outperformed government issues. Both categories were helped by the improving outlook for economic growth and corporate earnings, as well as investors’ elevated demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Investment Grade Bond Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
37	Financial statements
41	Financial highlights
47	Notes to financial statements
57	Report of independent registered public accounting firm
58	Tax information
59	Statement Regarding Liquidity Risk Management
61	Trustees and Officers
65	More information
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2021 (%)

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of US dollar-denominated and non-convertible investment-grade debt issues.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The Bloomberg Barclays U.S. Aggregate Bond Index posted a narrow loss
Pronounced weakness in U.S. Treasuries offset positive performance for corporate bonds and other credit-oriented investments.
The fund delivered a gain and outperformed its benchmark
An emphasis on corporate issues, together with an underweight in U.S. Treasuries and agency mortgage-backed securities, drove the fund’s outperformance.
Security selection also aided results
Selection within asset-backed securities and investment-grade corporates added the most value.
PORTFOLIO COMPOSITION AS OF 5/31/2021 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	3

QUALITY COMPOSITION AS OF 5/31/2021 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-21 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund's prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund's performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Manager’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2021?
Investment-grade bonds experienced a negative return, as gauged by the Bloomberg Barclays U.S. Aggregate Bond Index, but with a wide range of returns across the various segments of the market. Weakness in U.S. Treasuries, particularly for longer-term issues, was the primary cause of the soft headline results. Treasury prices fell sharply (as yields rose) in early 2021 amid concerns about rising inflation and expectations for surging economic growth in the post-COVID-19 world. Agency-mortgage backed securities (MBS), which were affected by both the slump in U.S. Treasuries and higher mortgage prepayments, also lagged. However, the weakness in these areas was largely counterbalanced by the strong outperformance for investment-grade corporate bonds. Corporates performed very well thanks to the combination of growing optimism about an economic recovery and a rebound in profits, together with investors’ robust appetite for yield.
What elements of the fund’s positioning helped and hurt results?
The fund’s positioning in corporates was the primary driver of its positive relative performance. It held a sizable overweight in corporates based on the improving economic backdrop and their yield advantage over other areas of the investment-grade market. As a result, the fund was able to capitalize on corporates’ outperformance. Selection within corporates was a further plus. Holdings in the airline- and travel-related industries performed particularly well, helping overall results. The fund gained an additional benefit from its overweight in commercial MBS. We funded the overweights in these areas with underweight positions in U.S. Treasuries and agency MBS, which also boosted relative performance given the shortfall in these two areas. Selection within asset-backed securities (ABS) was an additional positive.
Few items stood out as major detractors in the period. With that said, the fund did lose some ground through selection in commercial MBS.
What were some key aspects of your portfolio activity?
The portfolio’s positioning remained largely stable throughout the course of the annual period. We maintained a sizable weighting in corporates, as we continued to find issue-specific opportunities even after the significant tightening of yield spreads that occurred over the past year. In addition, we believed credit-oriented
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	5

investments were still the most likely source of outperformance at a time of accelerating economic growth. The fund’s overall weighting in securitized assets increased, albeit with some changes under the surface. While we added to its weightings in ABS and nonagency MBS within the securitized space, we reduced its allocations to agency and commercial MBS on the belief that relative values in these areas had become less attractive.
Despite the rapid steepening of the yield curve in early 2021, we believe interest rates will remain low for an extended period. We think any inflationary pressure caused by faster growth should prove temporary, and we see various longer-term economic trends that can help keep inflation controlled. We continue to focus on robust fundamental analysis to identify securities most likely to benefit in the current environment, while avoiding those that appear vulnerable to potential headwinds.
MANAGED BY

Howard C. Greene, CFA
Jeffrey N. Given, CFA
The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 5-31-21	as of 5-31-21
Class A	-2.12	2.67	3.15	14.10	36.37	1.26	1.19
Class C	0.21	2.75	2.80	14.50	31.86	0.57	0.50
Class I1	2.31	3.79	3.87	20.45	46.12	1.56	1.49
Class R2[1,2]	1.82	3.38	3.52	18.08	41.28	1.16	1.09
Class R4[1,2]	2.17	3.65	3.67	19.63	43.38	1.42	1.25
Class R6[1,2]	2.42	3.88	3.82	20.99	45.42	1.65	1.58
Index††	-0.40	3.25	3.29	17.34	38.24	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	0.84	1.59	0.59	0.98	0.83	0.48
Net (%)	0.75	1.50	0.50	0.89	0.64	0.39
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg Barclays U.S. Aggregate Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Investment Grade Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	5-31-11	13,186	13,186	13,824
Class I1	5-31-11	14,612	14,612	13,824
Class R2[1,2]	5-31-11	14,128	14,128	13,824
Class R4[1,2]	5-31-11	14,338	14,338	13,824
Class R6[1,2]	5-31-11	14,542	14,542	13,824
The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of US dollar-denominated and non-convertible investment-grade debt issues.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund's prospectus.
[2]	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2020, with the same investment held until May 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2020, with the same investment held until May 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2020	Ending value on 5-31-2021	Expenses paid during period ended 5-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$984.50	$3.71	0.75%
	Hypothetical example	1,000.00	1,021.20	3.78	0.75%
Class C	Actual expenses/actual returns	1,000.00	980.80	7.36	1.49%
	Hypothetical example	1,000.00	1,017.50	7.49	1.49%
Class I	Actual expenses/actual returns	1,000.00	986.60	2.43	0.49%
	Hypothetical example	1,000.00	1,022.50	2.47	0.49%
Class R2	Actual expenses/actual returns	1,000.00	983.60	4.55	0.92%
	Hypothetical example	1,000.00	1,020.30	4.63	0.92%
Class R4	Actual expenses/actual returns	1,000.00	985.80	3.22	0.65%
	Hypothetical example	1,000.00	1,021.70	3.28	0.65%
Class R6	Actual expenses/actual returns	1,000.00	987.10	1.93	0.39%
	Hypothetical example	1,000.00	1,023.00	1.97	0.39%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-21
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 31.4%				$860,483,667
(Cost $858,470,649)
U.S. Government 12.6%				344,863,680
U.S. Treasury
Bond	1.875	02-15-51	46,543,000	42,317,768
Bond (A)	2.250	05-15-41	85,515,000	86,169,724
Bond	2.500	02-15-45	23,330,000	24,306,032
Bond	3.000	02-15-47	1,282,000	1,464,334
Bond	3.125	11-15-41	4,288,000	4,956,325
Note	0.750	04-30-26	38,242,000	38,170,296
Note	1.250	03-31-28	72,184,000	72,240,394
Note	1.250	04-30-28	44,711,000	44,697,028
Note	1.625	09-30-26	18,120,000	18,810,825
Note	1.625	05-15-31	11,709,000	11,730,954
U.S. Government Agency 18.8%				515,619,987
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	2.500	08-01-50	7,874,323	8,202,914
30 Yr Pass Thru	2.500	10-01-50	37,556,382	39,123,587
30 Yr Pass Thru	3.000	03-01-43	378,726	408,420
30 Yr Pass Thru	3.000	03-01-43	2,950,105	3,144,528
30 Yr Pass Thru	3.000	04-01-43	495,207	530,474
30 Yr Pass Thru	3.000	12-01-45	1,140,192	1,214,266
30 Yr Pass Thru	3.000	10-01-46	1,189,210	1,264,833
30 Yr Pass Thru	3.000	10-01-46	946,611	1,005,706
30 Yr Pass Thru	3.000	12-01-46	3,328,082	3,522,324
30 Yr Pass Thru	3.000	12-01-46	859,331	918,113
30 Yr Pass Thru	3.000	04-01-47	571,934	606,923
30 Yr Pass Thru	3.000	04-01-47	7,213,456	7,588,710
30 Yr Pass Thru	3.000	09-01-49	8,479,409	8,900,645
30 Yr Pass Thru	3.000	10-01-49	5,894,063	6,212,653
30 Yr Pass Thru	3.000	10-01-49	3,031,955	3,180,680
30 Yr Pass Thru	3.000	12-01-49	10,898,897	11,488,011
30 Yr Pass Thru	3.000	12-01-49	11,614,708	12,122,736
30 Yr Pass Thru	3.000	01-01-50	16,854,012	17,765,015
30 Yr Pass Thru	3.000	02-01-50	10,712,492	11,187,753
30 Yr Pass Thru	3.500	02-01-42	863,109	935,361
30 Yr Pass Thru	3.500	04-01-44	525,396	572,333
30 Yr Pass Thru	3.500	07-01-46	1,331,341	1,423,278
30 Yr Pass Thru	3.500	10-01-46	1,403,555	1,513,100
30 Yr Pass Thru	3.500	11-01-46	1,346,014	1,441,867
30 Yr Pass Thru	3.500	12-01-46	685,100	736,457
30 Yr Pass Thru	3.500	01-01-47	4,814,636	5,199,624
30 Yr Pass Thru	3.500	02-01-47	1,172,665	1,254,854
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	11

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	04-01-47	823,351	$889,188
30 Yr Pass Thru	3.500	11-01-48	3,903,676	4,205,148
30 Yr Pass Thru	4.000	11-01-43	186,002	204,985
30 Yr Pass Thru	4.000	02-01-44	65,957	72,276
30 Yr Pass Thru	4.000	07-01-45	2,636,581	2,895,881
30 Yr Pass Thru	4.000	03-01-48	1,037,121	1,117,623
30 Yr Pass Thru	4.000	08-01-48	581,991	629,020
30 Yr Pass Thru	4.500	02-01-41	342,902	382,226
30 Yr Pass Thru	4.500	03-01-47	1,236,190	1,355,889
Federal National Mortgage Association
15 Yr Pass Thru	3.000	07-01-27	146,943	154,875
15 Yr Pass Thru	3.500	06-01-34	474,790	508,539
15 Yr Pass Thru	4.000	12-01-24	129,293	137,381
30 Yr Pass Thru	2.000	09-01-50	10,180,389	10,297,005
30 Yr Pass Thru	2.000	09-01-50	20,625,938	20,868,651
30 Yr Pass Thru	2.000	09-01-50	10,653,991	10,779,361
30 Yr Pass Thru	2.000	10-01-50	23,515,035	23,828,488
30 Yr Pass Thru	2.000	03-01-51	10,008,610	10,143,587
30 Yr Pass Thru	2.000	04-01-51	11,583,683	11,732,662
30 Yr Pass Thru (A)	2.500	TBA	36,365,000	37,653,397
30 Yr Pass Thru	2.500	09-01-50	21,396,613	22,296,168
30 Yr Pass Thru	2.500	09-01-50	24,879,617	25,925,604
30 Yr Pass Thru	3.000	12-01-42	861,361	923,936
30 Yr Pass Thru	3.000	04-01-43	2,589,821	2,752,064
30 Yr Pass Thru	3.000	12-01-45	2,111,291	2,229,041
30 Yr Pass Thru	3.000	08-01-46	1,268,187	1,346,841
30 Yr Pass Thru	3.000	10-01-46	1,481,592	1,575,149
30 Yr Pass Thru	3.000	01-01-47	1,622,980	1,725,161
30 Yr Pass Thru	3.000	02-01-47	934,832	998,947
30 Yr Pass Thru	3.000	10-01-47	1,952,988	2,072,895
30 Yr Pass Thru	3.000	12-01-47	7,226,480	7,602,411
30 Yr Pass Thru	3.000	11-01-48	1,563,860	1,648,146
30 Yr Pass Thru	3.000	11-01-48	6,973,597	7,324,387
30 Yr Pass Thru	3.000	12-01-48	995,539	1,047,329
30 Yr Pass Thru	3.000	09-01-49	6,594,966	6,883,430
30 Yr Pass Thru	3.000	09-01-49	2,331,227	2,474,720
30 Yr Pass Thru	3.000	10-01-49	1,586,865	1,656,275
30 Yr Pass Thru	3.000	10-01-49	3,722,113	3,932,608
30 Yr Pass Thru	3.000	11-01-49	16,621,296	17,436,614
30 Yr Pass Thru	3.000	11-01-49	2,205,039	2,342,832
30 Yr Pass Thru	3.000	11-01-49	2,103,651	2,206,840
30 Yr Pass Thru	3.500	01-01-42	673,930	730,046
30 Yr Pass Thru	3.500	06-01-42	1,325,840	1,434,582
30 Yr Pass Thru	3.500	07-01-42	2,095,132	2,272,207
12	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	01-01-43	421,132	$455,540
30 Yr Pass Thru	3.500	04-01-43	322,685	349,453
30 Yr Pass Thru	3.500	06-01-43	1,416,869	1,532,191
30 Yr Pass Thru	3.500	07-01-43	239,474	258,966
30 Yr Pass Thru	3.500	03-01-44	2,107,825	2,280,703
30 Yr Pass Thru	3.500	10-01-44	2,550,355	2,755,543
30 Yr Pass Thru	3.500	04-01-45	536,820	577,326
30 Yr Pass Thru	3.500	04-01-45	1,265,092	1,360,549
30 Yr Pass Thru	3.500	07-01-46	1,493,922	1,594,974
30 Yr Pass Thru	3.500	07-01-46	820,121	878,672
30 Yr Pass Thru	3.500	07-01-47	2,928,879	3,161,775
30 Yr Pass Thru	3.500	11-01-47	2,643,541	2,834,953
30 Yr Pass Thru	3.500	12-01-47	1,568,646	1,673,404
30 Yr Pass Thru	3.500	01-01-48	3,123,487	3,332,082
30 Yr Pass Thru	3.500	03-01-48	1,550,999	1,674,935
30 Yr Pass Thru	3.500	09-01-49	8,303,718	8,752,521
30 Yr Pass Thru	3.500	10-01-49	4,216,795	4,447,671
30 Yr Pass Thru	3.500	01-01-50	9,895,891	10,428,429
30 Yr Pass Thru	3.500	04-01-50	13,868,939	14,768,057
30 Yr Pass Thru	4.000	09-01-40	366,589	404,415
30 Yr Pass Thru	4.000	01-01-41	302,219	333,507
30 Yr Pass Thru	4.000	09-01-41	504,818	553,755
30 Yr Pass Thru	4.000	09-01-41	1,602,290	1,759,619
30 Yr Pass Thru	4.000	10-01-41	22,789	24,998
30 Yr Pass Thru	4.000	11-01-41	785,329	861,459
30 Yr Pass Thru	4.000	01-01-42	237,487	260,509
30 Yr Pass Thru	4.000	01-01-42	280,079	307,230
30 Yr Pass Thru	4.000	03-01-42	1,471,302	1,613,931
30 Yr Pass Thru	4.000	05-01-43	1,578,041	1,730,524
30 Yr Pass Thru	4.000	09-01-43	1,353,368	1,498,097
30 Yr Pass Thru	4.000	10-01-43	948,460	1,040,404
30 Yr Pass Thru	4.000	12-01-43	1,312,914	1,438,137
30 Yr Pass Thru	4.000	01-01-44	262,914	289,715
30 Yr Pass Thru	4.000	02-01-46	837,410	909,430
30 Yr Pass Thru	4.000	06-01-46	622,822	675,998
30 Yr Pass Thru	4.000	07-01-46	1,539,043	1,669,962
30 Yr Pass Thru	4.000	03-01-47	2,295,193	2,491,152
30 Yr Pass Thru	4.000	05-01-47	1,633,119	1,771,531
30 Yr Pass Thru	4.000	12-01-47	745,334	809,493
30 Yr Pass Thru	4.000	04-01-48	2,422,226	2,626,760
30 Yr Pass Thru	4.000	06-01-48	1,724,552	1,851,986
30 Yr Pass Thru	4.000	10-01-48	1,151,071	1,247,458
30 Yr Pass Thru	4.000	07-01-49	1,960,841	2,116,458
30 Yr Pass Thru	4.000	09-01-49	5,284,584	5,659,392
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.500	08-01-40	659,175	$734,458
30 Yr Pass Thru	4.500	08-01-40	338,165	376,786
30 Yr Pass Thru	4.500	12-01-40	244,960	272,936
30 Yr Pass Thru	4.500	05-01-41	262,829	292,846
30 Yr Pass Thru	4.500	05-01-41	454,152	506,020
30 Yr Pass Thru	4.500	06-01-41	462,741	515,589
30 Yr Pass Thru	4.500	07-01-41	261,688	291,575
30 Yr Pass Thru	4.500	11-01-41	68,383	76,193
30 Yr Pass Thru	4.500	12-01-41	1,324,950	1,475,855
30 Yr Pass Thru	4.500	05-01-42	647,232	721,151
30 Yr Pass Thru	4.500	04-01-48	926,019	1,011,521

30 Yr Pass Thru	4.500	07-01-48	1,969,648	2,121,813
Foreign government obligations 0.4%				$11,048,569
(Cost $10,394,313)
Qatar 0.2%				5,050,581
State of Qatar
Bond (B)	3.375	03-14-24	2,246,000	2,414,118
Bond (B)	5.103	04-23-48	2,030,000	2,636,463
Saudi Arabia 0.2%				5,997,988
Kingdom of Saudi Arabia Bond (B)	4.375	04-16-29	5,193,000	5,997,988

Corporate bonds 41.8%				$1,148,023,600
(Cost $1,112,802,958)
Communication services 3.8%				104,897,657
Diversified telecommunication services 2.0%
AT&T, Inc.	2.300	06-01-27	2,203,000	2,281,207
AT&T, Inc.	3.100	02-01-43	8,554,000	8,097,682
AT&T, Inc.	3.650	06-01-51	1,259,000	1,257,618
Level 3 Financing, Inc. (B)	3.400	03-01-27	2,563,000	2,726,071
NBN Company, Ltd. (B)	1.450	05-05-26	7,208,000	7,198,952
Telefonica Emisiones SA	5.213	03-08-47	5,589,000	6,708,332
Verizon Communications, Inc.	2.650	11-20-40	5,628,000	5,185,435
Verizon Communications, Inc.	3.000	03-22-27	781,000	841,309
Verizon Communications, Inc.	3.400	03-22-41	1,150,000	1,169,474
Verizon Communications, Inc.	4.329	09-21-28	6,001,000	6,897,287
Verizon Communications, Inc.	4.400	11-01-34	2,534,000	2,960,436
Verizon Communications, Inc.	4.500	08-10-33	2,832,000	3,326,393
Verizon Communications, Inc.	4.862	08-21-46	5,004,000	6,206,183
Media 1.2%
Charter Communications Operating LLC	4.200	03-15-28	4,747,000	5,306,711
Charter Communications Operating LLC	4.800	03-01-50	5,315,000	5,833,329
Charter Communications Operating LLC	5.750	04-01-48	5,726,000	6,997,312
14	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
Charter Communications Operating LLC	6.484	10-23-45	4,581,000	$6,028,096
Comcast Corp.	4.150	10-15-28	7,055,000	8,132,621
Cox Communications, Inc. (B)	1.800	10-01-30	1,637,000	1,536,951
Wireless telecommunication services 0.6%
T-Mobile USA, Inc.	2.050	02-15-28	4,403,000	4,382,922
T-Mobile USA, Inc.	2.550	02-15-31	1,258,000	1,246,980
T-Mobile USA, Inc.	3.750	04-15-27	1,868,000	2,053,511
T-Mobile USA, Inc.	3.875	04-15-30	4,823,000	5,286,297
T-Mobile USA, Inc.	4.500	04-15-50	2,860,000	3,236,548
Consumer discretionary 3.5%				94,713,615
Auto components 0.0%
Magna International, Inc.	2.450	06-15-30	1,136,000	1,152,015
Automobiles 0.6%
Daimler Finance North America LLC (B)	3.500	08-03-25	1,435,000	1,571,618
General Motors Financial Company, Inc.	3.600	06-21-30	7,090,000	7,594,210
General Motors Financial Company, Inc.	4.300	07-13-25	3,231,000	3,587,142
Hyundai Capital America (B)	1.800	10-15-25	1,466,000	1,484,035
Hyundai Capital America (B)	2.375	10-15-27	1,326,000	1,350,076
Nissan Motor Acceptance Corp. (B)	3.450	03-15-23	1,805,000	1,885,023
Hotels, restaurants and leisure 1.9%
Booking Holdings, Inc.	4.625	04-13-30	3,552,000	4,150,731
Choice Hotels International, Inc.	3.700	12-01-29	2,479,000	2,662,074
Choice Hotels International, Inc.	3.700	01-15-31	2,032,000	2,165,929
Expedia Group, Inc. (B)	2.950	03-15-31	1,922,000	1,917,662
Expedia Group, Inc.	3.250	02-15-30	3,372,000	3,452,571
Expedia Group, Inc.	3.800	02-15-28	5,771,000	6,217,621
Expedia Group, Inc. (B)	4.625	08-01-27	3,024,000	3,423,224
Expedia Group, Inc.	5.000	02-15-26	4,781,000	5,446,910
Genting New York LLC (B)	3.300	02-15-26	3,591,000	3,592,902
Hyatt Hotels Corp.	4.375	09-15-28	636,000	693,608
Hyatt Hotels Corp.	5.750	04-23-30	1,861,000	2,213,300
Marriott International, Inc.	2.850	04-15-31	3,145,000	3,136,001
Marriott International, Inc.	3.500	10-15-32	1,814,000	1,892,555
Marriott International, Inc.	4.625	06-15-30	1,788,000	2,016,571
Marriott International, Inc.	4.650	12-01-28	4,641,000	5,222,449
Resorts World Las Vegas LLC (B)	4.625	04-16-29	2,340,000	2,396,066
Internet and direct marketing retail 0.4%
Amazon.com, Inc.	4.050	08-22-47	3,193,000	3,704,765
eBay, Inc.	2.700	03-11-30	4,497,000	4,605,424
Prosus NV (B)	4.850	07-06-27	775,000	879,531
Prosus NV (B)	5.500	07-21-25	2,310,000	2,642,063
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Multiline retail 0.4%
Dollar General Corp.	3.500	04-03-30	2,430,000	$2,640,263
Dollar Tree, Inc.	4.200	05-15-28	6,108,000	6,907,599
Specialty retail 0.2%
AutoNation, Inc.	4.750	06-01-30	1,394,000	1,640,143
Tractor Supply Company	1.750	11-01-30	2,632,000	2,469,534
Consumer staples 0.6%				16,990,569
Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	3,573,000	4,138,384
Coca-Cola Femsa SAB de CV	2.750	01-22-30	1,571,000	1,609,411
Constellation Brands, Inc.	3.150	08-01-29	1,165,000	1,233,507
Keurig Dr. Pepper, Inc.	3.200	05-01-30	1,460,000	1,552,283
Food and staples retailing 0.2%
7-Eleven, Inc. (B)	2.800	02-10-51	3,360,000	3,003,495
The Kroger Company	2.200	05-01-30	1,463,000	1,451,660
Food products 0.0%
Cargill, Inc. (B)	2.125	04-23-30	1,167,000	1,159,848
Household products 0.1%
The Clorox Company	1.800	05-15-30	2,931,000	2,841,981
Energy 2.9%				80,604,820
Oil, gas and consumable fuels 2.9%
Aker BP ASA (B)	2.875	01-15-26	1,818,000	1,899,879
Aker BP ASA (B)	3.000	01-15-25	1,777,000	1,854,881
Aker BP ASA (B)	4.000	01-15-31	3,792,000	4,083,512
Cenovus Energy, Inc.	3.950	04-15-22	1,010,000	1,030,438
Cimarex Energy Company	4.375	06-01-24	1,820,000	1,989,945
Diamondback Energy, Inc.	3.125	03-24-31	1,927,000	1,971,256
Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%)	5.500	07-15-77	2,638,000	2,755,919
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	2,719,000	2,984,103
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	3,051,000	3,314,309
Energy Transfer LP	3.900	07-15-26	739,000	807,959
Energy Transfer LP	4.200	04-15-27	1,038,000	1,141,644
Energy Transfer LP	5.150	03-15-45	2,991,000	3,282,081
Energy Transfer LP	5.250	04-15-29	6,105,000	7,111,747
Energy Transfer LP	5.400	10-01-47	1,914,000	2,171,955
Energy Transfer LP	5.500	06-01-27	2,527,000	2,957,915
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	5,094,000	5,234,040
Kinder Morgan Energy Partners LP	7.750	03-15-32	1,945,000	2,710,054
16	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Kinder Morgan, Inc.	4.300	03-01-28	1,332,000	$1,506,374
Midwest Connector Capital Company LLC (B)	3.900	04-01-24	3,248,000	3,387,205
MPLX LP	4.000	03-15-28	1,928,000	2,137,069
MPLX LP	4.125	03-01-27	934,000	1,046,433
MPLX LP	4.250	12-01-27	1,398,000	1,582,562
Sabine Pass Liquefaction LLC	4.200	03-15-28	2,259,000	2,519,863
Sabine Pass Liquefaction LLC	5.000	03-15-27	2,533,000	2,933,650
Sabine Pass Liquefaction LLC	5.875	06-30-26	4,713,000	5,591,390
The Williams Companies, Inc.	3.750	06-15-27	3,310,000	3,671,319
The Williams Companies, Inc.	4.550	06-24-24	6,296,000	6,966,704
TransCanada PipeLines, Ltd.	4.250	05-15-28	1,720,000	1,960,614
Financials 11.6%				317,234,847
Banks 6.5%
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year ICE Swap Rate + 5.168%) (B)(C)	6.750	06-15-26	1,655,000	1,944,625
Banco Santander SA	4.379	04-12-28	2,345,000	2,650,688
Bank of America Corp. (2.592% to 4-29-30, then SOFR + 2.150%)	2.592	04-29-31	4,083,000	4,156,279
Bank of America Corp. (2.687% to 4-22-31, then SOFR + 1.320%)	2.687	04-22-32	3,699,000	3,750,524
Bank of America Corp. (2.831% to 10-24-50, then SOFR + 1.880%)	2.831	10-24-51	2,569,000	2,411,053
Bank of America Corp.	3.248	10-21-27	4,652,000	5,059,484
Bank of America Corp.	3.950	04-21-25	4,185,000	4,619,871
Bank of America Corp. (4.271% to 7-23-28, then 3 month LIBOR + 1.310%)	4.271	07-23-29	5,896,000	6,724,679
Bank of America Corp.	4.450	03-03-26	4,711,000	5,372,055
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (C)	6.300	03-10-26	5,341,000	6,197,162
Barclays Bank PLC (B)	10.179	06-12-21	650,000	651,749
Barclays PLC	4.375	01-12-26	2,621,000	2,950,670
BPCE SA (B)	4.500	03-15-25	2,385,000	2,642,650
Citigroup, Inc. (2.561% to 5-1-31, then SOFR + 1.167%)	2.561	05-01-32	3,002,000	3,009,165
Citigroup, Inc.	3.200	10-21-26	4,995,000	5,427,914
Citigroup, Inc.	4.600	03-09-26	5,902,000	6,771,520
Citigroup, Inc.	5.500	09-13-25	1,530,000	1,799,288
Citizens Financial Group, Inc.	3.250	04-30-30	4,286,000	4,601,646
Credit Agricole SA (B)	2.811	01-11-41	2,047,000	1,871,650
Credit Agricole SA (B)	3.250	01-14-30	4,198,000	4,365,545
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
HSBC Holdings PLC (6.375% to 3-30-25, then 5 Year ICE Swap Rate + 4.368%) (C)	6.375	03-30-25	637,000	$704,904
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year ICE Swap Rate + 5.514%) (C)	6.875	06-01-21	2,695,000	2,695,000
JPMorgan Chase & Co. (2.522% to 4-22-30, then SOFR + 2.040%)	2.522	04-22-31	4,704,000	4,770,164
JPMorgan Chase & Co.	2.950	10-01-26	5,078,000	5,486,408
JPMorgan Chase & Co. (2.956% to 5-13-30, then SOFR + 2.515%)	2.956	05-13-31	4,224,000	4,383,111
JPMorgan Chase & Co. (3.960% to 1-29-26, then 3 month LIBOR + 1.245%)	3.960	01-29-27	4,313,000	4,823,423
JPMorgan Chase & Co. (4.600% to 2-1-25, then SOFR + 3.125%) (C)	4.600	02-01-25	3,204,000	3,268,080
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (C)	6.750	02-01-24	4,395,000	4,831,204
Lloyds Banking Group PLC	4.450	05-08-25	7,245,000	8,155,713
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (C)	5.125	11-01-26	1,307,000	1,434,433
NatWest Group PLC (3.754% to 11-1-24, then 5 Year CMT + 2.100%)	3.754	11-01-29	1,909,000	2,036,998
PNC Bank NA	4.050	07-26-28	944,000	1,077,995
Santander Holdings USA, Inc.	3.244	10-05-26	6,108,000	6,524,468
Santander Holdings USA, Inc.	3.450	06-02-25	5,409,000	5,832,807
Santander Holdings USA, Inc.	3.500	06-07-24	3,931,000	4,219,639
Santander Holdings USA, Inc.	4.400	07-13-27	1,137,000	1,274,920
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (C)	4.850	06-01-23	2,001,000	2,096,048
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (C)	6.750	08-01-21	3,307,000	3,331,803
Wells Fargo & Company (2.393% to 6-2-27, then SOFR + 2.100%)	2.393	06-02-28	6,579,000	6,836,443
Wells Fargo & Company (2.879% to 10-30-29, then SOFR + 1.432%)	2.879	10-30-30	4,949,000	5,184,444
Wells Fargo & Company (3.068% to 4-30-40, then SOFR + 2.530%)	3.068	04-30-41	2,991,000	2,983,551
Wells Fargo & Company	3.550	09-29-25	6,190,000	6,831,501
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (C)	5.875	06-15-25	7,221,000	8,033,363
Zions Bancorp NA	3.250	10-29-29	5,610,000	5,812,727
Capital markets 2.1%
Ares Capital Corp.	2.150	07-15-26	4,099,000	4,076,873
18	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Ares Capital Corp.	3.875	01-15-26	2,968,000	$3,178,280
Ares Capital Corp.	4.200	06-10-24	1,720,000	1,852,910
Cantor Fitzgerald LP (B)	4.875	05-01-24	3,670,000	4,044,772
Credit Suisse Group AG (B)	3.574	01-09-23	869,000	884,585
Lazard Group LLC	4.375	03-11-29	1,640,000	1,844,627
Macquarie Bank, Ltd. (B)	3.624	06-03-30	2,099,000	2,183,563
Macquarie Bank, Ltd. (B)(D)	4.875	06-10-25	3,310,000	3,709,651
Morgan Stanley (2.188% to 4-28-25, then SOFR + 1.990%)	2.188	04-28-26	7,892,000	8,253,236
Morgan Stanley	3.875	01-27-26	2,667,000	2,987,123
Oaktree Specialty Lending Corp.	2.700	01-15-27	4,974,000	4,999,196
Raymond James Financial, Inc.	4.650	04-01-30	1,237,000	1,468,049
SVB Financial Group	3.125	06-05-30	2,248,000	2,353,799
The Goldman Sachs Group, Inc. (2.615% to 4-22-31, then SOFR + 1.281%)	2.615	04-22-32	7,838,000	7,898,702
The Goldman Sachs Group, Inc.	3.850	01-26-27	6,461,000	7,164,187
Consumer finance 0.1%
Discover Financial Services	4.100	02-09-27	1,385,000	1,554,729
Diversified financial services 0.8%
GE Capital International Funding Company	4.418	11-15-35	6,172,000	7,175,219
Jefferies Financial Group, Inc.	5.500	10-18-23	1,835,000	1,979,175
Jefferies Group LLC	4.150	01-23-30	3,732,000	4,129,190
Jefferies Group LLC	4.850	01-15-27	3,752,000	4,369,845
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	4,222,000	4,484,608
Insurance 2.1%
Ascot Group, Ltd. (B)	4.250	12-15-30	1,723,000	1,817,196
Athene Holding, Ltd.	3.500	01-15-31	4,878,000	5,135,251
AXA SA	8.600	12-15-30	1,150,000	1,741,989
Brighthouse Financial, Inc. (D)	3.700	06-22-27	3,103,000	3,394,470
CNA Financial Corp.	2.050	08-15-30	1,283,000	1,242,408
CNO Financial Group, Inc.	5.250	05-30-29	3,773,000	4,419,944
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-36	2,895,000	3,694,560
MetLife, Inc. (9.250% to 4-8-38, then 3 month LIBOR + 5.540%) (B)	9.250	04-08-38	1,649,000	2,468,082
New York Life Insurance Company (B)	3.750	05-15-50	1,834,000	1,955,019
Nippon Life Insurance Company (2.750% to 1-21-31, then 5 Year CMT + 2.653%) (B)	2.750	01-21-51	4,758,000	4,603,365
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year ICE Swap Rate + 3.650%) (B)	5.100	10-16-44	2,322,000	2,571,615
Ohio National Financial Services, Inc. (B)	5.550	01-24-30	1,240,000	1,385,815
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	19

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
Prudential Financial, Inc. (3.700% to 7-1-30, then 5 Year CMT + 3.035%)	3.700	10-01-50	8,418,000	$8,733,675
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	6,081,000	6,411,509
SBL Holdings, Inc. (B)	5.000	02-18-31	2,718,000	2,930,767
Teachers Insurance & Annuity Association of America (B)	4.270	05-15-47	3,081,000	3,530,694
USAA Capital Corp. (B)	2.125	05-01-30	1,000,000	998,805
Health care 3.1%				83,880,136
Biotechnology 0.6%
AbbVie, Inc.	3.200	11-21-29	11,567,000	12,406,771
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	4,590,000	5,014,612
Health care providers and services 2.1%
AmerisourceBergen Corp.	2.800	05-15-30	3,174,000	3,287,245
AmerisourceBergen Corp.	3.450	12-15-27	3,295,000	3,617,022
Anthem, Inc.	2.250	05-15-30	1,151,000	1,144,881
Cottage Health Obligated Group	3.304	11-01-49	4,242,000	4,425,308
CVS Health Corp.	2.700	08-21-40	2,426,000	2,263,191
CVS Health Corp.	3.750	04-01-30	2,801,000	3,102,868
CVS Health Corp.	4.300	03-25-28	3,778,000	4,329,124
CVS Health Corp.	5.050	03-25-48	3,808,000	4,700,119
Fresenius Medical Care US Finance III, Inc. (B)	2.375	02-16-31	4,745,000	4,564,335
Fresenius Medical Care US Finance III, Inc. (B)	3.750	06-15-29	4,350,000	4,651,680
HCA, Inc.	4.125	06-15-29	4,622,000	5,174,581
HCA, Inc.	5.250	04-15-25	2,718,000	3,129,836
HCA, Inc.	5.250	06-15-26	3,103,000	3,607,477
Premier Health Partners	2.911	11-15-26	1,567,000	1,639,076
Stanford Health Care	3.310	08-15-30	1,513,000	1,652,071
Universal Health Services, Inc. (B)	2.650	10-15-30	2,710,000	2,678,456
Universal Health Services, Inc. (B)	5.000	06-01-26	3,084,000	3,161,100
Pharmaceuticals 0.4%
Royalty Pharma PLC (B)	1.750	09-02-27	1,318,000	1,305,448
Viatris, Inc. (B)	2.300	06-22-27	1,479,000	1,507,538
Viatris, Inc. (B)	2.700	06-22-30	2,961,000	2,952,821
Viatris, Inc. (B)	4.000	06-22-50	3,518,000	3,564,576
Industrials 4.8%				132,929,359
Aerospace and defense 1.1%
BAE Systems PLC (B)	1.900	02-15-31	3,378,000	3,200,701
DAE Funding LLC (B)	3.375	03-20-28	4,053,000	4,069,617
20	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Aerospace and defense (continued)
Huntington Ingalls Industries, Inc.	3.844	05-01-25	1,487,000	$1,632,068
Huntington Ingalls Industries, Inc.	4.200	05-01-30	3,299,000	3,734,949
The Boeing Company	3.200	03-01-29	8,520,000	8,846,496
The Boeing Company	5.040	05-01-27	4,294,000	4,950,189
The Boeing Company	5.805	05-01-50	2,382,000	3,063,595
Airlines 2.0%
Air Canada 2013-1 Class A Pass Through Trust (B)	4.125	05-15-25	619,812	632,771
Air Canada 2017-1 Class B Pass Through Trust (B)	3.700	01-15-26	755,291	733,056
Alaska Airlines 2020-1 Class B Pass Through Trust (B)	8.000	08-15-25	4,768,110	5,331,068
American Airlines 2015-1 Class B Pass Through Trust	3.700	05-01-23	516,042	495,401
American Airlines 2016-1 Class A Pass Through Trust	4.100	01-15-28	2,055,167	2,019,201
American Airlines 2016-1 Class AA Pass Through Trust	3.575	01-15-28	1,520,175	1,550,579
American Airlines 2017-1 Class A Pass Through Trust	4.000	02-15-29	1,151,150	1,099,348
American Airlines 2017-1 Class AA Pass Through Trust	3.650	02-15-29	2,229,850	2,280,022
American Airlines 2017-2 Class A Pass Through Trust	3.600	10-15-29	1,790,020	1,669,194
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	1,073,551	1,003,770
American Airlines 2019-1 Class AA Pass Through Trust	3.150	02-15-32	1,378,118	1,378,118
British Airways 2013-1 Class A Pass Through Trust (B)	4.625	06-20-24	2,016,308	2,081,669
British Airways 2018-1 Class A Pass Through Trust (B)	4.125	09-20-31	1,708,588	1,708,290
British Airways 2020-1 Class A Pass Through Trust (B)	4.250	11-15-32	939,401	1,001,829
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	04-19-22	324,791	331,277
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	01-02-23	316,242	319,405
Delta Air Lines, Inc.	2.900	10-28-24	3,355,000	3,401,608
Delta Air Lines, Inc.	3.800	04-19-23	1,756,000	1,816,968
Delta Air Lines, Inc.	4.375	04-19-28	3,173,000	3,336,824
Delta Air Lines, Inc. (B)	4.500	10-20-25	689,000	743,948
Delta Air Lines, Inc. (B)	4.750	10-20-28	1,286,000	1,403,759
JetBlue 2019-1 Class AA Pass Through Trust	2.750	05-15-32	1,747,545	1,762,245
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	3,666,978	3,873,917
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	21

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
United Airlines 2016-1 Class A Pass Through Trust	3.450	07-07-28	3,108,006	$3,196,312
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	1,959,437	1,925,147
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	434,447	439,340
United Airlines 2019-1 Class A Pass Through Trust (D)	4.550	08-25-31	1,416,778	1,510,487
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27	6,266,615	6,894,467
United Airlines 2020-1 Class B Pass Through Trust	4.875	01-15-26	1,514,951	1,593,368
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	375,673	381,308
US Airways 2012-1 Class A Pass Through Trust	5.900	10-01-24	436,437	451,712
Building products 0.2%
Masco Corp.	2.000	10-01-30	2,538,000	2,441,932
Owens Corning	3.950	08-15-29	2,425,000	2,705,779
Industrial conglomerates 0.3%
General Electric Company	4.250	05-01-40	3,842,000	4,342,555
General Electric Company	5.550	01-05-26	4,168,000	4,965,507
Professional services 0.3%
CoStar Group, Inc. (B)	2.800	07-15-30	3,689,000	3,674,497
IHS Markit, Ltd. (B)	4.000	03-01-26	2,115,000	2,338,873
IHS Markit, Ltd. (B)	4.750	02-15-25	1,117,000	1,252,883
IHS Markit, Ltd.	4.750	08-01-28	1,814,000	2,113,310
Road and rail 0.1%
Canadian Pacific Railway Company	2.050	03-05-30	1,718,000	1,683,939
Trading companies and distributors 0.7%
AerCap Ireland Capital DAC	1.750	01-30-26	3,393,000	3,341,181
AerCap Ireland Capital DAC	2.875	08-14-24	3,800,000	3,975,007
AerCap Ireland Capital DAC	3.650	07-21-27	1,195,000	1,269,769
Air Lease Corp.	2.875	01-15-26	1,564,000	1,639,048
Air Lease Corp.	3.625	12-01-27	1,188,000	1,260,627
Aircastle, Ltd.	5.500	02-15-22	786,000	812,386
Ashtead Capital, Inc. (B)	4.125	08-15-25	1,192,000	1,221,800
Ashtead Capital, Inc. (B)	4.250	11-01-29	650,000	696,313
Ashtead Capital, Inc. (B)	4.375	08-15-27	1,500,000	1,577,865
Ashtead Capital, Inc. (B)	5.250	08-01-26	3,370,000	3,521,313
Transportation infrastructure 0.1%
Adani Ports & Special Economic Zone, Ltd. (B)	3.100	02-02-31	2,348,000	2,230,752
22	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology 5.5%				$151,707,115
Communications equipment 0.5%
Motorola Solutions, Inc.	2.300	11-15-30	3,639,000	3,520,816
Motorola Solutions, Inc.	2.750	05-24-31	3,312,000	3,304,902
Motorola Solutions, Inc.	4.600	02-23-28	3,741,000	4,286,947
Motorola Solutions, Inc.	4.600	05-23-29	1,060,000	1,216,078
Electronic equipment, instruments and components 0.1%
Jabil, Inc.	1.700	04-15-26	2,356,000	2,365,538
IT services 0.3%
PayPal Holdings, Inc.	2.850	10-01-29	4,696,000	4,981,346
VeriSign, Inc. (A)	2.700	06-15-31	1,915,000	1,917,490
Visa, Inc.	2.700	04-15-40	1,744,000	1,735,290
Semiconductors and semiconductor equipment 2.8%
Broadcom, Inc. (B)	3.419	04-15-33	6,070,000	6,190,253
Broadcom, Inc.	4.750	04-15-29	11,994,000	13,718,536
Broadcom, Inc.	5.000	04-15-30	4,864,000	5,614,263
KLA Corp.	4.100	03-15-29	2,655,000	3,018,356
Lam Research Corp.	4.000	03-15-29	5,063,000	5,786,327
Lam Research Corp.	4.875	03-15-49	2,523,000	3,267,618
Marvell Technology, Inc. (B)	2.450	04-15-28	3,879,000	3,904,125
Marvell Technology, Inc. (B)	4.875	06-22-28	4,694,000	5,370,991
Micron Technology, Inc.	4.185	02-15-27	7,660,000	8,648,714
Micron Technology, Inc.	4.975	02-06-26	2,096,000	2,421,342
Micron Technology, Inc.	5.327	02-06-29	6,574,000	7,838,141
NVIDIA Corp.	2.850	04-01-30	3,276,000	3,487,536
NXP BV (B)	3.250	05-11-41	1,299,000	1,298,549
NXP BV (B)	3.400	05-01-30	1,117,000	1,202,641
NXP BV (B)	3.875	06-18-26	4,550,000	5,056,440
Skyworks Solutions, Inc.	3.000	06-01-31	921,000	932,829
Software 0.9%
Autodesk, Inc.	2.850	01-15-30	1,677,000	1,747,713
Citrix Systems, Inc.	1.250	03-01-26	4,717,000	4,659,348
Microsoft Corp.	2.525	06-01-50	8,672,000	8,074,214
Oracle Corp.	2.950	04-01-30	6,292,000	6,550,898
VMware, Inc.	4.700	05-15-30	4,271,000	4,959,684
Technology hardware, storage and peripherals 0.9%
Apple, Inc.	2.650	02-08-51	6,065,000	5,665,162
Dell International LLC (B)	4.900	10-01-26	4,639,000	5,325,777
Dell International LLC (B)	5.300	10-01-29	3,763,000	4,455,272
Dell International LLC (B)	5.850	07-15-25	1,015,000	1,189,248
Dell International LLC (B)	8.350	07-15-46	2,472,000	3,879,849
Hewlett Packard Enterprise Company	4.900	10-15-25	3,609,000	4,114,882
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	23

	Rate (%)	Maturity date	Par value^	Value
Materials 1.4%				$39,669,189
Chemicals 0.6%
Ecolab, Inc.	1.300	01-30-31	4,449,000	4,119,558
Ecolab, Inc.	4.800	03-24-30	2,490,000	3,001,889
International Flavors & Fragrances, Inc. (B)	1.832	10-15-27	982,000	976,184
International Flavors & Fragrances, Inc. (B)	2.300	11-01-30	1,963,000	1,926,992
Orbia Advance Corp. SAB de CV (B)	5.500	01-15-48	2,601,000	2,975,570
The Sherwin-Williams Company	2.300	05-15-30	2,597,000	2,603,954
Construction materials 0.1%
Vulcan Materials Company	3.500	06-01-30	2,372,000	2,593,578
Containers and packaging 0.4%
Berry Global, Inc. (B)	1.570	01-15-26	3,427,000	3,427,548
Colonial Enterprises, Inc. (B)	3.250	05-15-30	7,525,000	8,057,038
Metals and mining 0.1%
Anglo American Capital PLC (B)	4.750	04-10-27	2,495,000	2,875,916
Newmont Corp.	2.800	10-01-29	1,418,000	1,468,695
Paper and forest products 0.2%
Georgia-Pacific LLC (B)	2.300	04-30-30	4,872,000	4,914,872
Inversiones CMPC SA (B)	3.850	01-13-30	683,000	727,395
Real estate 2.9%				78,181,220
Equity real estate investment trusts 2.9%
American Homes 4 Rent LP	4.250	02-15-28	3,566,000	3,966,431
American Tower Corp.	3.550	07-15-27	4,974,000	5,442,472
American Tower Corp.	3.800	08-15-29	2,096,000	2,307,445
Crown Castle International Corp.	2.250	01-15-31	3,001,000	2,900,587
Crown Castle International Corp.	3.300	07-01-30	1,154,000	1,224,941
Crown Castle International Corp.	3.650	09-01-27	3,868,000	4,246,396
Crown Castle International Corp.	3.800	02-15-28	1,630,000	1,797,235
Crown Castle International Corp.	4.150	07-01-50	1,142,000	1,241,244
CyrusOne LP	2.150	11-01-30	1,403,000	1,318,758
CyrusOne LP	3.450	11-15-29	2,771,000	2,897,139
Equinix, Inc.	1.550	03-15-28	3,282,000	3,193,433
Equinix, Inc.	1.800	07-15-27	1,872,000	1,883,406
Equinix, Inc.	2.500	05-15-31	5,072,000	5,051,656
Equinix, Inc.	3.200	11-18-29	4,230,000	4,469,727
GLP Capital LP	3.350	09-01-24	575,000	610,288
GLP Capital LP	5.375	04-15-26	2,920,000	3,334,114
Host Hotels & Resorts LP	3.375	12-15-29	3,796,000	3,869,245
Host Hotels & Resorts LP	3.875	04-01-24	5,971,000	6,378,850
Host Hotels & Resorts LP	4.000	06-15-25	4,759,000	5,142,923
Host Hotels & Resorts LP	4.500	02-01-26	1,785,000	1,967,442
Prologis LP	2.250	04-15-30	4,264,000	4,278,648
SBA Tower Trust (B)	2.328	01-15-28	6,630,000	6,735,602
24	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Real estate (continued)
Equity real estate investment trusts (continued)
SBA Tower Trust (B)	2.836	01-15-25	1,559,000	$1,645,496
Ventas Realty LP	3.500	02-01-25	2,101,000	2,277,742
Utilities 1.7%				47,215,073
Electric utilities 1.0%
ABY Transmision Sur SA (B)	6.875	04-30-43	1,781,142	2,273,200
Emera US Finance LP	3.550	06-15-26	1,526,000	1,667,569
Engie Energia Chile SA (B)	3.400	01-28-30	2,750,000	2,811,875
Eversource Energy	1.650	08-15-30	1,597,000	1,500,334
Israel Electric Corp., Ltd. (B)	6.875	06-21-23	490,000	547,490
NRG Energy, Inc. (B)	2.450	12-02-27	2,593,000	2,607,280
NRG Energy, Inc. (B)	4.450	06-15-29	1,897,000	2,070,790
SCE Recovery Funding LLC	0.861	11-15-31	1,653,000	1,606,009
Vistra Operations Company LLC (B)	3.550	07-15-24	4,086,000	4,295,567
Vistra Operations Company LLC (B)	3.700	01-30-27	4,519,000	4,751,006
Vistra Operations Company LLC (B)	4.300	07-15-29	3,970,000	4,211,263
Gas utilities 0.1%
Infraestructura Energetica Nova SAB de CV (B)	4.750	01-15-51	3,836,000	3,773,665
Independent power and renewable electricity producers 0.1%
AES Panama Generation Holdings SRL (B)	4.375	05-31-30	1,898,000	1,950,707
Multi-utilities 0.5%
Dominion Energy, Inc.	3.375	04-01-30	2,353,000	2,533,891
NiSource, Inc.	1.700	02-15-31	9,529,000	8,885,880

NiSource, Inc.	3.600	05-01-30	1,581,000	1,728,547
Municipal bonds 1.4%				$39,765,724
(Cost $39,516,112)
City of New York, GO	0.982	08-01-25	4,500,000	4,524,077
Foothill-Eastern Transportation Corridor Agency (California)	4.094	01-15-49	2,909,000	3,029,787
Maryland Health & Higher Educational Facilities Authority	3.197	07-01-50	5,081,000	5,042,621
Mississippi Hospital Equipment & Facilities Authority	3.720	09-01-26	1,643,000	1,724,585
New Jersey Transportation Trust Fund Authority	4.081	06-15-39	2,688,000	2,948,609
New Jersey Transportation Trust Fund Authority	4.131	06-15-42	155,000	168,209
Ohio Turnpike & Infrastructure Commission	3.216	02-15-48	1,420,000	1,430,247
Port Authority of New York & New Jersey	1.086	07-01-23	6,582,000	6,667,944
Regents of the University of California Medical Center Pooled Revenue	3.006	05-15-50	5,045,000	4,946,239
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	25

	Rate (%)	Maturity date	Par value^	Value

State Board of Administration Finance Corp. (Florida)	1.705	07-01-27	4,324,000	$4,380,122

University of California	1.316	05-15-27	4,875,000	4,903,284
Collateralized mortgage obligations 7.5%				$204,371,800
(Cost $210,137,954)
Commercial and residential 6.2%				168,231,382
Angel Oak Mortgage Trust
Series 2020-R1, Class A1 (B)(E)	0.990	04-25-53	3,040,166	3,044,168
Series 2021-2, Class A1 (B)(E)	0.985	04-25-66	1,957,428	1,957,938
AOA Mortgage Trust
Series 2015-1177, Class C (B)(E)	3.010	12-13-29	1,136,000	1,135,940
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class A (B)	3.218	04-14-33	1,204,000	1,288,950
Series 2015-200P, Class C (B)(E)	3.596	04-14-33	741,000	790,507
BBCMS Mortgage Trust
Series 2020-C6, Class A2	2.690	02-15-53	949,000	992,396
BBCMS Trust
Series 2015-MSQ, Class D (B)(E)	3.990	09-15-32	640,000	652,201
Series 2015-SRCH, Class D (B)(E)	4.957	08-10-35	1,607,000	1,795,603
Benchmark Mortgage Trust
Series 2018-B1, Class A2	3.571	01-15-51	2,477,000	2,564,180
Series 2019-B12, Class A2	3.001	08-15-52	2,425,000	2,553,314
BRAVO Residential Funding Trust
Series 2019-NQM1, Class A1 (B)(E)	2.666	07-25-59	36,980	37,333
Bunker Hill Loan Depositary Trust
Series 2019-2, Class A1 (B)	2.879	07-25-49	2,341,293	2,390,096
BWAY Mortgage Trust
Series 2015-1740, Class XA IO (B)	0.896	01-10-35	11,465,000	64,000
BX Commercial Mortgage Trust
Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (B)(F)	1.427	03-15-37	2,525,000	2,529,008
Series 2020-VKNG, Class A (1 month LIBOR + 0.930%) (B)(F)	1.036	10-15-37	3,357,000	3,365,379
BX Trust
Series 2021-MFM1, Class D (1 month LIBOR + 1.500%) (B)(F)	1.606	01-15-34	715,000	715,000
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (B)(F)	1.856	12-15-37	290,000	290,258
Cantor Commercial Real Estate Lending
Series 2019-CF1, Class A2	3.623	05-15-52	3,290,000	3,520,794
Citigroup Commercial Mortgage Trust
Series 2019-PRM, Class A (B)	3.341	05-10-36	1,606,000	1,702,999
Series 2019-SMRT, Class A (B)	4.149	01-10-36	1,190,000	1,282,615
Series 2020-GC46, Class A2	2.708	02-15-53	3,606,000	3,773,312
COLT Trust
Series 2020-RPL1, Class A1 (B)(E)	1.390	01-25-65	4,632,621	4,679,263
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO	1.620	08-15-45	4,770,518	53,519
Series 2012-CR3, Class XA IO	1.843	10-15-45	8,422,706	137,537
26	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2014-CR15, Class XA IO	0.928	02-10-47	4,073,565	$73,075
Series 2020-CX, Class D (B)(E)	2.683	11-10-46	1,509,000	1,482,554
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG)
Series 2018-COR3, Class XA IO	0.442	05-10-51	25,802,905	723,950
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D (B)(E)	4.394	08-10-30	1,135,000	1,178,836
Series 2017-PANW, Class A (B)	3.244	10-10-29	399,000	416,990
Series 2020-CBM, Class A2 (B)	2.896	02-10-37	1,732,000	1,769,801
Credit Suisse Mortgage Capital Certificates
Series 2019-AFC1, Class A1 (B)	2.573	07-25-49	1,736,361	1,764,911
Series 2019-ICE4, Class B (1 month LIBOR + 1.230%) (B)(F)	1.336	05-15-36	1,000,000	1,000,903
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (B)(F)	1.706	05-15-36	2,230,000	2,233,583
Series 2020-AFC1, Class A1 (B)(E)	2.240	02-25-50	1,953,534	1,982,991
Series 2020-NET, Class A (B)	2.257	08-15-37	763,000	788,326
Series 2021-AFC1, Class A1 (B)(E)	0.830	03-25-56	5,823,789	5,821,194
Series 2021-NQM2, Class A1 (B)(E)	1.179	02-25-66	3,073,218	3,079,609
Series 2021-NQM3, Class A1 (B)(E)	1.015	04-25-66	2,422,000	2,423,821
Series 2021-RPL2, Class A1A (B)(E)	1.115	01-25-60	5,437,809	5,393,562
DBJPM Mortgage Trust
Series 2020-C9, Class A2	1.900	09-15-53	3,039,000	3,121,178
Ellington Financial Mortgage Trust
Series 2020-2, Class A1 (B)(E)	1.178	10-25-65	3,072,047	3,075,778
Series 2021-1, Class A1 (B)(E)	0.797	02-25-66	1,703,944	1,704,623
Flagstar Mortgage Trust
Series 2021-1, Class A2 (B)(E)	2.500	02-01-51	4,601,739	4,677,773
GCAT Trust
Series 2021-NQM1, Class A1 (B)(E)	0.874	01-25-66	2,983,627	2,977,070
Series 2021-NQM2, Class A1 (B)	1.036	05-25-66	1,950,000	1,949,964
GS Mortgage Securities Trust
Series 2013-GC12, Class A3	2.860	06-10-46	3,525,000	3,629,914
Series 2015-590M, Class C (B)(E)	3.805	10-10-35	1,475,000	1,537,539
Series 2017-485L, Class C (B)(E)	3.982	02-10-37	1,005,000	1,045,848
Series 2019-GC40, Class A2	2.971	07-10-52	3,275,000	3,444,530
Series 2020-UPTN, Class A (B)	2.751	02-10-37	1,234,000	1,297,922
GS Mortgage-Backed Securities Trust
Series 2020-NQM1, Class A1 (B)(E)	1.382	09-27-60	1,013,595	1,016,932
Series 2021-NQM1, Class A1 (B)(E)	1.017	07-25-61	1,861,884	1,863,805
IMT Trust
Series 2017-APTS, Class AFX (B)	3.478	06-15-34	432,000	458,757
Series 2017-APTS, Class CFX (B)(E)	3.497	06-15-34	575,000	603,585
Irvine Core Office Trust
Series 2013-IRV, Class A2 (B)(E)	3.174	05-15-48	2,503,736	2,622,803
JPMCC Commercial Mortgage Securities Trust
Series 2019-COR5, Class A2	3.150	06-13-52	4,390,000	4,604,592
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (B)	1.431	07-05-32	6,287,178	76,832
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	27

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
KNDL Mortgage Trust
Series 2019-KNSQ, Class C (1 month LIBOR + 1.050%) (B)(F)	1.156	05-15-36	2,780,000	$2,781,672
Life Mortgage Trust
Series 2021-BMR, Class A (1 month LIBOR + 0.700%) (B)(F)	0.806	03-15-38	2,594,000	2,595,628
Series 2021-BMR, Class D (1 month LIBOR + 1.400%) (B)(F)	1.506	03-15-38	2,022,000	2,028,331
MFA Trust
Series 2020-NQM1, Class A1 (B)(E)	1.479	03-25-65	824,394	831,788
Series 2020-NQM3, Class A1 (B)(E)	1.014	01-26-65	1,881,496	1,885,355
Series 2021-INV1, Class A1 (B)(E)	0.852	01-25-56	4,662,094	4,651,112
Series 2021-NQM1, Class A1 (B)(E)	1.153	04-25-65	2,569,697	2,570,030
Morgan Stanley Capital I Trust
Series 2017-CLS, Class D (1 month LIBOR + 1.400%) (B)(F)	1.506	11-15-34	1,882,000	1,882,569
Natixis Commercial Mortgage Securities Trust
Series 2018-ALXA, Class C (B)(E)	4.316	01-15-43	520,000	541,783
New Residential Mortgage Loan Trust
Series 2020-1A, Class A1B (B)(E)	3.500	10-25-59	1,097,145	1,161,839
NMLT Trust
Series 2021-INV1, Class A1 (B)(E)	1.185	06-25-26	4,520,000	4,519,989
OBX Trust
Series 2020-EXP2, Class A3 (B)(E)	2.500	05-25-60	1,585,235	1,615,511
One Market Plaza Trust
Series 2017-1MKT, Class D (B)	4.146	02-10-32	460,000	471,851
Provident Funding Mortgage Trust
Series 2020-F1, Class A2 (B)(E)	2.000	01-25-36	4,359,442	4,463,428
Seasoned Credit Risk Transfer Trust
Series 2020-2, Class MA	2.000	11-25-59	1,508,020	1,548,041
Starwood Mortgage Residential Trust
Series 2020-3, Class A1 (B)(E)	1.486	04-25-65	1,580,064	1,597,201
Series 2021-2, Class A1 (B)(E)	0.943	05-25-65	3,294,376	3,296,719
Verus Securitization Trust
Series 2020-5, Class A1 (B)	1.218	05-25-65	1,326,940	1,332,214
Series 2021-1, Class A1 (B)(E)	0.815	01-25-66	3,179,371	3,173,079
Series 2021-R1, Class A1 (B)(E)	0.820	10-25-63	2,722,834	2,712,038
Series 2021-R2, Class A1 (B)(E)	0.918	02-25-64	2,538,964	2,546,331
Visio Trust
Series 2020-1R, Class A1 (B)	1.312	11-25-55	4,843,719	4,864,027
Wells Fargo Commercial Mortgage Trust
Series 2019-C51, Class A2	3.039	06-15-52	3,725,000	3,929,817
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (B)	1.874	11-15-45	3,940,678	71,168
U.S. Government Agency 1.3%				36,140,418
Federal Home Loan Mortgage Corp.
Series K017, Class X1 IO	1.285	12-25-21	9,014,182	13,607
Series K018, Class X1 IO	1.235	01-25-22	7,788,095	25,631
Series K021, Class X1 IO	1.400	06-25-22	2,393,053	21,383
28	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series K022, Class X1 IO	1.175	07-25-22	35,404,702	$314,804
Series K030, Class X1 IO	0.166	04-25-23	198,210,123	538,022
Series K038, Class X1 IO	1.113	03-25-24	20,351,860	531,558
Series K048, Class X1 IO	0.236	06-25-25	89,654,701	802,858
Series K718, Class X1 IO	0.575	01-25-22	20,623,562	28,050
Government National Mortgage Association
Series 2012-114, Class IO	0.692	01-16-53	709,405	17,637
Series 2016-174, Class IO	0.858	11-16-56	6,679,832	379,767
Series 2017-109, Class IO	0.507	04-16-57	10,362,147	395,212
Series 2017-124, Class IO	0.677	01-16-59	7,452,176	365,437
Series 2017-140, Class IO	0.565	02-16-59	2,553,113	115,937
Series 2017-169, Class IO	0.614	01-16-60	7,319,759	358,509
Series 2017-20, Class IO	0.695	12-16-58	14,206,812	641,163
Series 2017-22, Class IO	0.773	12-16-57	1,909,291	104,136
Series 2017-41, Class IO	0.699	07-16-58	8,420,982	389,837
Series 2017-46, Class IO	0.641	11-16-57	7,453,318	354,105
Series 2017-61, Class IO	0.698	05-16-59	3,868,368	205,358
Series 2018-114, Class IO	0.571	04-16-60	7,041,722	384,248
Series 2018-158, Class IO	0.717	05-16-61	17,307,576	1,164,468
Series 2018-69, Class IO	0.566	04-16-60	3,792,641	226,390
Series 2018-9, Class IO	0.534	01-16-60	5,953,720	280,015
Series 2019-131, Class IO	0.922	07-16-61	8,968,527	625,687
Series 2020-100, Class IO	0.909	05-16-62	10,263,639	810,347
Series 2020-108, Class IO	0.933	06-16-62	30,076,214	2,389,835
Series 2020-114, Class IO	0.927	09-16-62	38,775,935	3,151,995
Series 2020-118, Class IO	1.047	06-16-62	25,990,470	2,203,693
Series 2020-119, Class IO	0.813	08-16-62	12,056,927	912,149
Series 2020-120, Class IO	0.853	05-16-62	26,534,795	2,103,445
Series 2020-137, Class IO	0.844	09-16-62	34,878,889	2,687,893
Series 2020-150, Class IO	0.984	12-16-62	17,816,459	1,507,607
Series 2020-170, Class IO	0.886	11-16-62	25,175,166	2,090,571
Series 2020-92, Class IO	1.016	02-16-62	23,659,235	1,990,593
Series 2021-10, Class IO	1.000	05-16-63	16,960,577	1,511,995
Series 2021-11, Class IO	1.022	12-16-62	25,748,437	2,347,503
Series 2021-3, Class IO	0.958	09-16-62	41,849,939	3,535,721

Series 2021-40, Class IO	0.843	02-16-63	7,612,709	613,252
Asset backed securities 16.1%				$442,425,963
(Cost $437,448,757)
Asset backed securities 16.1%				442,425,963
ABPCI Direct Lending Fund I, Ltd.
Series 2020-1A, Class A (B)	3.199	12-20-30	3,397,000	3,409,161
AmeriCredit Automobile Receivables Trust
Series 2020-1, Class C	1.590	10-20-25	3,171,000	3,232,438
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	29

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
AMSR Trust
Series 2020-SFR1, Class A (B)	1.819	04-17-37	2,349,745	$2,391,342
Series 2020-SFR2, Class A (B)	1.632	07-17-37	5,654,000	5,705,719
Series 2020-SFR4, Class A (B)	1.355	11-17-37	4,134,000	4,121,581
Series 2021-SFR1, Class B (B)(E)	2.153	06-17-38	2,507,000	2,510,166
Applebee's Funding LLC
Series 2019-1A, Class A2I (B)	4.194	06-07-49	3,900,400	4,012,966
Arby's Funding LLC
Series 2020-1A, Class A2 (B)	3.237	07-30-50	3,596,820	3,731,377
Avis Budget Rental Car Funding AESOP LLC
Series 2019-3A, Class A (B)	2.360	03-20-26	3,497,000	3,676,055
Series 2020-1A, Class A (B)	2.330	08-20-26	2,044,000	2,146,931
BA Credit Card Trust
Series 2021-A1, Class A1	0.440	09-15-26	5,940,000	5,940,796
Bain Capital Credit CLO, Ltd.
Series 2017-1A, Class BR (3 month LIBOR + 1.500%) (B)(F)	1.686	07-20-30	2,840,000	2,840,204
Balboa Bay Loan Funding, Ltd.
Series 2021-1A, Class A (3 month LIBOR + 1.200%) (B)(F)	1.331	07-20-34	1,277,000	1,277,000
BCC Funding XIV LLC
Series 2018-1A, Class D (B)	4.610	08-21-23	1,750,000	1,767,110
Bojangles Issuer LLC
Series 2020-1A, Class A2 (B)	3.832	10-20-50	1,958,000	2,058,250
BRE Grand Islander Timeshare Issuer LLC
Series 2019-A, Class A (B)	3.280	09-26-33	1,471,411	1,543,927
CarMax Auto Owner Trust
Series 2020-3, Class A3	0.620	03-17-25	3,585,000	3,604,730
Series 2020-3, Class A4	0.770	03-16-26	1,580,000	1,593,117
CARS-DB4 LP
Series 2020-1A, Class A1 (B)	2.690	02-15-50	3,161,100	3,283,054
Carvana Auto Receivables Trust
Series 2020-P1, Class A4	0.610	10-08-26	2,401,000	2,395,837
CF Hippolyta LLC
Series 2020-1, Class A1 (B)	1.690	07-15-60	3,607,552	3,678,383
Series 2021-1A, Class A1 (B)	1.530	03-15-61	3,595,000	3,629,007
CLI Funding VI LLC
Series 2020-1A, Class A (B)	2.080	09-18-45	4,383,063	4,428,242
CLI Funding VIII LLC
Series 2021-1A, Class A (B)	1.640	02-18-46	4,017,883	3,974,513
CoreVest American Finance Trust
Series 2019-3, Class A (B)	2.705	10-15-52	824,394	861,547
Series 2020-3, Class A (B)	1.358	08-15-53	2,453,172	2,437,955
Series 2021-1, Class A (B)	1.569	04-15-53	3,303,343	3,312,794
CWABS Asset-Backed Certificates Trust
Series 2004-10, Class AF5B	4.422	02-25-35	32,668	32,627
DataBank Issuer
Series 2021-1A, Class A2 (B)	2.060	02-27-51	5,539,000	5,598,126
30	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
DB Master Finance LLC
Series 2017-1A, Class A2I (B)	3.629	11-20-47	779,805	$791,346
Series 2017-1A, Class A2II (B)	4.030	11-20-47	1,458,990	1,557,165
Series 2019-1A, Class A2I (B)	3.787	05-20-49	5,513,790	5,602,452
Domino's Pizza Master Issuer LLC
Series 2017-1A, Class A23 (B)	4.118	07-25-47	4,125,420	4,454,092
Series 2021-1A, Class A2I (B)	2.662	04-25-51	2,394,000	2,436,039
DRB Prime Student Loan Trust
Series 2015-D, Class A2 (B)	3.200	01-25-40	365,726	366,425
Series 2016-B, Class A2 (B)	2.890	06-25-40	287,200	289,957
Driven Brands Funding LLC
Series 2018-1A, Class A2 (B)	4.739	04-20-48	1,261,000	1,343,394
Series 2020-2A, Class A2 (B)	3.237	01-20-51	2,638,388	2,740,361
Elara HGV Timeshare Issuer LLC
Series 2019-A, Class A (B)	2.610	01-25-34	1,332,160	1,376,827
Exeter Automobile Receivables Trust
Series 2020-1A, Class C (B)	2.490	01-15-25	5,135,000	5,232,540
Series 2021-1A, Class C	0.740	01-15-26	1,671,000	1,671,523
FirstKey Homes Trust
Series 2020-SFR1, Class A (B)	1.339	09-17-25	4,216,117	4,230,341
Series 2020-SFR2, Class A (B)	1.266	10-19-37	4,687,631	4,683,922
Five Guys Funding LLC
Series 2017-1A, Class A2 (B)	4.600	07-25-47	2,128,913	2,227,456
FOCUS Brands Funding LLC
Series 2017-1A, Class A2IB (B)	3.857	04-30-47	1,031,800	1,043,563
Ford Credit Auto Owner Trust
Series 2018-1, Class A (B)	3.190	07-15-31	9,128,000	9,917,405
Series 2018-2, Class A (B)	3.470	01-15-30	3,720,000	3,965,880
Series 2020-1, Class A (B)	2.040	08-15-31	4,361,000	4,556,752
Series 2021-1, Class A (B)	1.370	10-17-33	3,392,000	3,433,268
Ford Credit Floorplan Master Owner Trust
Series 2019-2, Class A	3.060	04-15-26	4,628,000	4,964,681
Series 2020-2, Class A	1.060	09-15-27	5,340,000	5,361,688
GM Financial Leasing Trust
Series 2021-2, Class A4	0.670	05-20-25	938,000	938,594
GMF Floorplan Owner Revolving Trust
Series 2019-2, Class A (B)	2.900	04-15-26	3,908,000	4,173,273
Series 2020-1, Class A (B)	0.680	08-15-25	1,711,000	1,721,103
Golden Credit Card Trust
Series 2018-4A, Class A (B)	3.440	08-15-25	6,475,000	6,915,904
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 (B)	3.208	01-22-29	2,744,000	2,744,584
Series 2021-1A, Class A2 (B)	2.773	04-20-29	2,191,000	2,211,685
GreatAmerica Leasing Receivables Funding LLC
Series 2019-1, Class A4 (B)	3.210	02-18-25	2,747,000	2,845,089
Hilton Grand Vacations Trust
Series 2017-AA, Class A (B)	2.660	12-26-28	1,277,932	1,310,418
Series 2018-AA, Class A (B)	3.540	02-25-32	961,224	1,013,756
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	31

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Home Partners of America Trust
Series 2019-1, Class A (B)	2.908	09-17-39	4,466,407	$4,577,706
Honda Auto Receivables Owner Trust
Series 2021-2, Class A4	0.550	08-16-27	1,853,000	1,853,402
Jack in the Box Funding LLC
Series 2019-1A, Class A23 (B)	4.970	08-25-49	1,992,940	2,185,737
Series 2019-1A, Class A2I (B)	3.982	08-25-49	1,667,400	1,710,486
John Deere Owner Trust
Series 2020-B, Class A3	0.510	11-15-24	1,501,000	1,505,998
Series 2020-B, Class A4	0.720	06-15-27	2,071,000	2,089,032
Laurel Road Prime Student Loan Trust
Series 2019-A, Class A2FX (B)	2.730	10-25-48	790,797	808,352
MelTel Land Funding LLC
Series 2019-1A, Class A (B)	3.768	04-15-49	608,987	639,729
Mill City Mortgage Loan Trust
Series 2018-3, Class A1 (B)(E)	3.482	08-25-58	466,553	487,311
Monroe Capital Funding, Ltd.
Series 2021-1A, Class A2 (B)	2.815	04-22-31	4,667,000	4,663,245
MVW LLC
Series 2020-1A, Class A (B)	1.740	10-20-37	5,799,032	5,927,086
MVW Owner Trust
Series 2015-1A, Class A (B)	2.520	12-20-32	52,029	52,081
Series 2018-1A, Class A (B)	3.450	01-21-36	968,802	1,006,080
Navient Private Education Loan Trust
Series 2016-AA, Class A2A (B)	3.910	12-15-45	706,244	747,555
Navient Private Education Refi Loan Trust
Series 2019-EA, Class A2A (B)	2.640	05-15-68	1,829,904	1,873,705
Series 2019-FA, Class A2 (B)	2.600	08-15-68	2,294,251	2,342,822
Series 2020-BA, Class A2 (B)	2.120	01-15-69	3,955,000	4,016,461
Series 2020-GA, Class A (B)	1.170	09-16-69	4,029,074	4,052,883
Series 2020-HA, Class A (B)	1.310	01-15-69	5,363,579	5,409,848
Series 2021-A, Class A (B)	0.840	05-15-69	4,880,776	4,884,839
Navient Student Loan Trust
Series 2020-2A, Class A1A (B)	1.320	08-26-69	2,939,231	2,920,111
Neighborly Issuer LLC
Series 2021-1A, Class A2 (B)	3.584	04-30-51	4,491,000	4,597,212
Neuberger Berman CLO XX, Ltd.
Series 2015-20A, Class ARR (3 month LIBOR + 1.160%) (B)(F)	1.291	07-15-34	1,028,000	1,028,105
Series 2015-20A, Class BRR (3 month LIBOR + 1.650%) (B)(F)	1.781	07-15-34	1,022,000	1,022,104
Nissan Auto Receivables Owner Trust
Series 2018-A, Class A4	2.890	06-17-24	1,654,037	1,675,139
NRZ Excess Spread-Collateralized Notes
Series 2018-FNT1, Class A (B)	3.610	05-25-23	295,337	296,339
Series 2018-FNT2, Class A (B)	3.790	07-25-54	202,190	202,305
Series 2020-PLS1, Class A (B)	3.844	12-25-25	1,135,457	1,149,012
32	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Oaktree CLO, Ltd.
Series 2020-1A, Class D (3 month LIBOR + 5.060%) (B)(F)	5.244	07-15-29	1,807,000	$1,812,378
Series 2021-1A, Class A1 (3 month LIBOR + 1.160%) (B)(F)	1.291	07-15-34	3,831,000	3,831,000
Oxford Finance Funding LLC
Series 2019-1A, Class A2 (B)	4.459	02-15-27	1,572,010	1,625,438
Series 2020-1A, Class A2 (B)	3.101	02-15-28	3,372,000	3,479,975
PFS Financing Corp.
Series 2018-F, Class A (B)	3.520	10-15-23	2,765,000	2,798,741
Series 2019-C, Class A (B)	2.230	10-15-24	1,420,000	1,455,191
Series 2020-E, Class A (B)	1.000	10-15-25	2,459,000	2,486,366
Progress Residential Trust
Series 2020-SFR1, Class A (B)	1.732	04-17-37	2,350,000	2,383,953
Series 2020-SFR2, Class A (B)	2.078	06-17-37	1,041,000	1,065,042
Series 2021-SFR1, Class A (B)	1.052	04-17-38	3,106,000	3,062,212
Series 2021-SFR2, Class A (B)	1.546	04-19-38	6,717,000	6,732,316
Series 2021-SFR4, Class A (B)	1.558	05-17-38	3,109,429	3,112,727
Santander Revolving Auto Loan Trust
Series 2019-A, Class A (B)	2.510	01-26-32	4,518,000	4,775,722
SCF Equipment Leasing LLC
Series 2019-1A, Class A2 (B)	3.230	10-20-24	243,597	244,209
Series 2019-2A, Class C (B)	3.110	06-21-27	4,200,000	4,415,287
Series 2020-1A, Class A3 (B)	1.190	10-20-27	5,085,000	5,121,450
Series 2021-1A, Class B (B)	1.370	08-20-29	2,386,000	2,375,465
ServiceMaster Funding LLC
Series 2020-1, Class A2II (B)	3.337	01-30-51	3,988,005	4,165,591
Sesac Finance LLC
Series 2019-1, Class A2 (B)	5.216	07-25-49	3,558,615	3,810,280
Sierra Timeshare Receivables Funding LLC
Series 2018-3A, Class A (B)	3.690	09-20-35	450,360	471,730
Series 2019-1A, Class A (B)	3.200	01-20-36	590,525	612,351
Series 2021-1A, Class A (B)	0.990	11-20-37	3,717,489	3,723,175
SMB Private Education Loan Trust
Series 2015-C, Class A2A (B)	2.750	07-15-27	149,058	150,796
Series 2016-A, Class A2A (B)	2.700	05-15-31	3,113,081	3,199,429
Series 2019-B, Class A2A (B)	2.840	06-15-37	3,779,274	3,958,831
Series 2020-PTA, Class A2A (B)	1.600	09-15-54	1,859,000	1,884,199
Series 2021-A, Class APT2 (B)	1.070	01-15-53	2,385,230	2,363,927
Sofi Professional Loan Program LLC
Series 2019-B, Class A2FX (B)	3.090	08-17-48	984,239	1,010,080
Sonic Capital LLC
Series 2020-1A, Class A2I (B)	3.845	01-20-50	2,902,215	3,040,302
Series 2020-1A, Class A2II (B)	4.336	01-20-50	2,324,542	2,460,202
Sunbird Engine Finance LLC
Series 2020-1A, Class A (B)	3.671	02-15-45	868,882	845,641
Taco Bell Funding LLC
Series 2018-1A, Class A2I (B)	4.318	11-25-48	4,179,825	4,217,987
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	33

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Tallman Park CLO, Ltd.
Series 2021-1A, Class A (3 month LIBOR + 1.060%) (B)(F)	1.216	04-20-34	3,158,000	$3,158,306
Tesla Auto Lease Trust
Series 2020-A, Class A3 (B)	0.680	12-20-23	2,730,000	2,744,467
Series 2020-A, Class A4 (B)	0.780	12-20-23	1,683,000	1,695,709
TIF Funding II LLC
Series 2020-1A, Class A (B)	2.090	08-20-45	4,748,006	4,787,740
Series 2021-1A, Class A (B)	1.650	02-20-46	2,367,225	2,326,597
Towd Point Mortgage Trust
Series 2015-1, Class A5 (B)(E)	3.399	10-25-53	912,000	965,983
Series 2015-2, Class 1M2 (B)(E)	3.504	11-25-60	815,000	855,144
Series 2015-6, Class M2 (B)(E)	3.750	04-25-55	1,775,000	1,864,649
Series 2017-1, Class A1 (B)(E)	2.750	10-25-56	903,976	917,568
Series 2017-2, Class A1 (B)(E)	2.750	04-25-57	184,954	187,644
Series 2018-1, Class A1 (B)(E)	3.000	01-25-58	703,809	728,383
Series 2018-3, Class A1 (B)(E)	3.750	05-25-58	889,454	940,354
Series 2018-4, Class A1 (B)(E)	3.000	06-25-58	2,155,507	2,251,802
Series 2018-6, Class A1A (B)(E)	3.750	03-25-58	2,672,157	2,763,725
Series 2019-1, Class A1 (B)(E)	3.735	03-25-58	2,085,077	2,208,459
Series 2019-4, Class A1 (B)(E)	2.900	10-25-59	2,275,288	2,365,715
Series 2020-4, Class A1 (B)	1.750	10-25-60	2,514,108	2,555,518
Toyota Auto Loan Extended Note Trust
Series 2019-1A, Class A (B)	2.560	11-25-31	7,265,000	7,703,222
Series 2020-1A, Class A (B)	1.350	05-25-33	2,683,000	2,740,248
Toyota Auto Receivables Owner Trust
Series 2020-C, Class A3	0.440	10-15-24	1,790,000	1,795,158
Series 2020-C, Class A4	0.570	10-15-25	1,277,000	1,284,388
Tricon American Homes Trust
Series 2020-SFR1, Class A (B)	1.499	07-17-38	7,030,627	7,031,278
Series 2020-SFR2, Class A (B)	1.482	11-17-39	5,995,108	5,895,124
Triton Container Finance VIII LLC
Series 2020-1A, Class A (B)	2.110	09-20-45	5,686,413	5,743,954
Series 2021-1A, Class A (B)	1.860	03-20-46	3,294,670	3,267,053
Vantage Data Centers LLC
Series 2019-1A, Class A2 (B)	3.188	07-15-44	3,311,025	3,441,440
Series 2020-1A, Class A2 (B)	1.645	09-15-45	3,066,000	3,069,086
Series 2020-2A, Class A2 (B)	1.992	09-15-45	2,349,000	2,342,121
Verizon Owner Trust
Series 2020-B, Class A	0.470	02-20-25	5,479,000	5,501,630
Series 2020-C, Class C	0.770	04-21-25	3,284,000	3,293,095
VR Funding LLC
Series 2020-1A, Class A (B)	2.790	11-15-50	3,915,595	3,855,484
VSE VOI Mortgage LLC
Series 2017-A, Class A (B)	2.330	03-20-35	718,614	734,466
Westgate Resorts LLC
Series 2017-1A, Class A (B)	3.050	12-20-30	126,376	126,315
Series 2020-1A, Class A (B)	2.713	03-20-34	1,636,605	1,671,911
34	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Willis Engine Structured Trust V
Series 2020-A, Class A (B)	3.228	03-15-45	736,232	$739,209
Wingstop Funding LLC
Series 2020-1A, Class A2 (B)	2.841	12-05-50	4,354,000	4,490,063
World Omni Auto Receivables Trust
Series 2021-B, Class A4	0.690	06-15-27	5,567,000	5,568,457
Zaxby's Funding LLC
Series 2021-1A, Class A2 (B)	3.238	07-30-51	3,077,000	3,081,382

	Shares	Value
Common stocks 0.0%		$142,982
(Cost $143,700)
Utilities 0.0%		142,982
Multi-utilities 0.0%

Dominion Energy, Inc.	1,437	142,982
Preferred securities 0.1%		$1,842,781
(Cost $1,821,484)
Financials 0.0%		346,228
Banks 0.0%
Wells Fargo & Company, 7.500%	238	346,228
Utilities 0.1%		1,496,553
Electric utilities 0.1%
NextEra Energy, Inc., 5.279%	25,800	1,234,788
The Southern Company, 6.750%	2,561	132,813
Multi-utilities 0.0%
DTE Energy Company, 6.250%	2,526	128,952

	Yield (%)	Shares	Value
Short-term investments 5.7%			$156,968,938
(Cost $156,968,531)
Short-term funds 0.1%			4,393,938
John Hancock Collateral Trust (G)	0.0241(H)	439,170	4,393,938

	Par value^	Value
Repurchase agreement 5.6%		152,575,000
Repurchase Agreement with State Street Corp. dated 5-28-21 at 0.000% to be repurchased at $152,575,000 on 6-1-21, collateralized by $155,500,600 U.S. Treasury Notes, 0.125% due 11-30-22 (valued at $155,626,509)	152,575,000	152,575,000

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	35

Total investments (Cost $2,827,704,458) 104.4%	$2,865,074,024
Other assets and liabilities, net (4.4%)	(121,793,443)
Total net assets 100.0%	$2,743,280,581

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
GO	General Obligation
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $788,522,136 or 28.7% of the fund's net assets as of 5-31-21.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	All or a portion of this security is on loan as of 5-31-21.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(H)	The rate shown is the annualized seven-day yield as of 5-31-21.
At 5-31-21, the aggregate cost of investments for federal income tax purposes was $2,836,125,905. Net unrealized appreciation aggregated to $28,948,119, of which $53,998,589 related to gross unrealized appreciation and $25,050,470 related to gross unrealized depreciation.
36	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-21

Assets
Unaffiliated investments, at value (Cost $2,823,310,927) including $4,281,805 of securities loaned	$2,860,680,086
Affiliated investments, at value (Cost $4,393,531)	4,393,938
Total investments, at value (Cost $2,827,704,458)	2,865,074,024
Cash	175,570
Dividends and interest receivable	13,971,170
Receivable for fund shares sold	6,304,857
Receivable for investments sold	15,898,741
Receivable for delayed delivery securities sold	42,494,399
Receivable for securities lending income	475
Receivable from affiliates	7,809
Other assets	205,596
Total assets	2,944,132,641
Liabilities
Distributions payable	354,966
Payable for investments purchased	23,072,706
Payable for delayed delivery securities purchased	168,268,317
Payable for fund shares repurchased	3,996,063
Payable upon return of securities loaned	4,397,200
Payable to affiliates
Accounting and legal services fees	85,941
Transfer agent fees	198,656
Distribution and service fees	20,535
Trustees' fees	643
Other liabilities and accrued expenses	457,033
Total liabilities	200,852,060
Net assets	$2,743,280,581
Net assets consist of
Paid-in capital	$2,719,264,693
Total distributable earnings (loss)	24,015,888
Net assets	$2,743,280,581

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	37

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($609,597,686 ÷ 56,025,388 shares)[1]	$10.88
Class C ($22,115,161 ÷ 2,032,357 shares)[1]	$10.88
Class I ($1,309,349,343 ÷ 120,285,364 shares)	$10.89
Class R2 ($6,367,523 ÷ 585,140 shares)	$10.88
Class R4 ($449,211 ÷ 41,266 shares)	$10.89
Class R6 ($795,401,657 ÷ 73,068,800 shares)	$10.89
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$11.33

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
38	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  5-31-21

Investment income
Interest	$62,111,421
Dividends	112,904
Securities lending	48,679
Less foreign taxes withheld	(1,203)
Total investment income	62,271,801
Expenses
Investment management fees	10,038,020
Distribution and service fees	1,754,967
Accounting and legal services fees	446,255
Transfer agent fees	2,228,903
Trustees' fees	42,995
Custodian fees	331,341
State registration fees	256,748
Printing and postage	188,114
Professional fees	117,623
Other	166,786
Total expenses	15,571,752
Less expense reductions	(1,902,006)
Net expenses	13,669,746
Net investment income	48,602,055
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	15,219,881
Affiliated investments	(7,226)
15,212,655
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(22,407,683)
Affiliated investments	(2,338)
(22,410,021)
Net realized and unrealized loss	(7,197,366)
Increase in net assets from operations	$41,404,689
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	39

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-21	Year ended 5-31-20
Increase (decrease) in net assets
From operations
Net investment income	$48,602,055	$34,624,743
Net realized gain	15,212,655	30,223,906
Change in net unrealized appreciation (depreciation)	(22,410,021)	44,921,534
Increase in net assets resulting from operations	41,404,689	109,770,183
Distributions to shareholders
From earnings
Class A	(19,010,005)	(11,489,144)
Class B1	(3,598)	(24,911)
Class C	(639,579)	(415,629)
Class I	(43,374,990)	(14,528,085)
Class R2	(182,628)	(64,329)
Class R4	(16,790)	(15,129)
Class R6	(25,422,453)	(14,290,315)
Total distributions	(88,650,043)	(40,827,542)
From fund share transactions	715,636,016	1,100,564,732
Total increase	668,390,662	1,169,507,373
Net assets
Beginning of year	2,074,889,919	905,382,546
End of year	$2,743,280,581	$2,074,889,919

[1]	Share class was redesignated during the year. Refer to Note 5 for further details.
40	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$11.02	$10.50	$10.17	$10.48	$10.53
Net investment income[1]	0.19	0.23	0.27	0.24	0.23
Net realized and unrealized gain (loss) on investments	0.03[2]	0.57	0.35	(0.28)	—[3]
Total from investment operations	0.22	0.80	0.62	(0.04)	0.23
Less distributions
From net investment income	(0.23)	(0.28)	(0.29)	(0.27)	(0.28)
From net realized gain	(0.13)	—	—	—	—
Total distributions	(0.36)	(0.28)	(0.29)	(0.27)	(0.28)
Net asset value, end of period	$10.88	$11.02	$10.50	$10.17	$10.48
Total return (%)[4,5]	1.96	7.70	6.24	(0.35)	2.24
Ratios and supplemental data
Net assets, end of period (in millions)	$610	$520	$374	$335	$341
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.84	0.85	0.85	0.87
Expenses including reductions	0.75	0.76	0.78	0.78	0.80
Net investment income	1.70	2.18	2.65	2.35	2.18
Portfolio turnover (%)	122	151	111	80	83

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	41

CLASS C SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$11.02	$10.50	$10.18	$10.49	$10.53
Net investment income[1]	0.11	0.15	0.19	0.17	0.15
Net realized and unrealized gain (loss) on investments	0.03[2]	0.57	0.35	(0.28)	0.01
Total from investment operations	0.14	0.72	0.54	(0.11)	0.16
Less distributions
From net investment income	(0.15)	(0.20)	(0.22)	(0.20)	(0.20)
From net realized gain	(0.13)	—	—	—	—
Total distributions	(0.28)	(0.20)	(0.22)	(0.20)	(0.20)
Net asset value, end of period	$10.88	$11.02	$10.50	$10.18	$10.49
Total return (%)[3,4]	1.20	6.90	5.35	(1.09)	1.57
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$26	$19	$22	$31
Ratios (as a percentage of average net assets):
Expenses before reductions	1.57	1.59	1.60	1.60	1.62
Expenses including reductions	1.50	1.51	1.53	1.53	1.55
Net investment income	0.95	1.42	1.90	1.59	1.43
Portfolio turnover (%)	122	151	111	80	83

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
42	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$11.02	$10.50	$10.18	$10.49	$10.53
Net investment income[1]	0.22	0.26	0.29	0.26	0.26
Net realized and unrealized gain (loss) on investments	0.04[2]	0.57	0.35	(0.27)	0.01
Total from investment operations	0.26	0.83	0.64	(0.01)	0.27
Less distributions
From net investment income	(0.26)	(0.31)	(0.32)	(0.30)	(0.31)
From net realized gain	(0.13)	—	—	—	—
Total distributions	(0.39)	(0.31)	(0.32)	(0.30)	(0.31)
Net asset value, end of period	$10.89	$11.02	$10.50	$10.18	$10.49
Total return (%)[3]	2.31	7.97	6.38	(0.10)	2.60
Ratios and supplemental data
Net assets, end of period (in millions)	$1,309	$930	$130	$115	$360
Ratios (as a percentage of average net assets):
Expenses before reductions	0.57	0.59	0.61	0.60	0.60
Expenses including reductions	0.50	0.51	0.55	0.53	0.53
Net investment income	1.94	2.39	2.87	2.52	2.50
Portfolio turnover (%)	122	151	111	80	83

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	43

CLASS R2 SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$11.02	$10.50	$10.17	$10.49	$10.53
Net investment income[1]	0.17	0.22	0.25	0.23	0.22
Net realized and unrealized gain (loss) on investments	0.03[2]	0.57	0.36	(0.29)	0.01
Total from investment operations	0.20	0.79	0.61	(0.06)	0.23
Less distributions
From net investment income	(0.21)	(0.27)	(0.28)	(0.26)	(0.27)
From net realized gain	(0.13)	—	—	—	—
Total distributions	(0.34)	(0.27)	(0.28)	(0.26)	(0.27)
Net asset value, end of period	$10.88	$11.02	$10.50	$10.17	$10.49
Total return (%)[3]	1.82	7.57	6.08	(0.60)	2.24
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$6	$—[4]	$—[4]	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	0.98	1.00	1.00	0.97
Expenses including reductions	0.89	0.90	0.93	0.93	0.90
Net investment income	1.56	2.01	2.50	2.17	2.13
Portfolio turnover (%)	122	151	111	80	83

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
44	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$11.02	$10.50	$10.18	$10.49	$10.54
Net investment income[1]	0.20	0.25	0.28	0.26	0.24
Net realized and unrealized gain (loss) on investments	0.04[2]	0.56	0.34	(0.28)	0.01
Total from investment operations	0.24	0.81	0.62	(0.02)	0.25
Less distributions
From net investment income	(0.24)	(0.29)	(0.30)	(0.29)	(0.30)
From net realized gain	(0.13)	—	—	—	—
Total distributions	(0.37)	(0.29)	(0.30)	(0.29)	(0.30)
Net asset value, end of period	$10.89	$11.02	$10.50	$10.18	$10.49
Total return (%)[3]	2.17	7.82	6.24	(0.22)	2.46
Ratios and supplemental data
Net assets, end of period (in millions)	$—[4]	$1	$—[4]	$—[4]	$—[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.83	0.85	0.82	0.85
Expenses including reductions	0.64	0.64	0.68	0.65	0.68
Net investment income	1.81	2.29	2.76	2.46	2.29
Portfolio turnover (%)	122	151	111	80	83

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	45

CLASS R6 SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$11.02	$10.51	$10.18	$10.49	$10.54
Net investment income[1]	0.23	0.27	0.30	0.29	0.27
Net realized and unrealized gain (loss) on investments	0.04[2]	0.56	0.36	(0.29)	—[3]
Total from investment operations	0.27	0.83	0.66	—	0.27
Less distributions
From net investment income	(0.27)	(0.32)	(0.33)	(0.31)	(0.32)
From net realized gain	(0.13)	—	—	—	—
Total distributions	(0.40)	(0.32)	(0.33)	(0.31)	(0.32)
Net asset value, end of period	$10.89	$11.02	$10.51	$10.18	$10.49
Total return (%)[4]	2.42	7.99	6.60	0.00	2.62
Ratios and supplemental data
Net assets, end of period (in millions)	$795	$591	$379	$358	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.47	0.48	0.50	0.50	0.51
Expenses including reductions	0.39	0.40	0.43	0.43	0.43
Net investment income	2.05	2.53	3.00	2.76	2.57
Portfolio turnover (%)	122	151	111	80	83

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
46	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Investment Grade Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	47

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of May 31, 2021, by major security category or type:
	Total value at 5-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$860,483,667	—	$860,483,667	—
Foreign government obligations	11,048,569	—	11,048,569	—
Corporate bonds	1,148,023,600	—	1,148,023,600	—
Municipal bonds	39,765,724	—	39,765,724	—
Collateralized mortgage obligations	204,371,800	—	204,371,800	—
Asset backed securities	442,425,963	—	442,425,963	—
Common stocks	142,982	$142,982	—	—
Preferred securities	1,842,781	1,842,781	—	—
Short-term investments	156,968,938	4,393,938	152,575,000	—
Total investments in securities	$2,865,074,024	$6,379,701	$2,858,694,323	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
48	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund's income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund's cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	49

The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of May 31, 2021, the fund loaned securities valued at $4,281,805 and received $4,397,200 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds
50	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2021, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended May 31, 2021 were $17,919.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, net capital losses of $7,950,380 that are a result of security transactions occurring after October 31, 2020, are treated as occurring on June 1, 2021, the first day of the fund’s next taxable year.
As of May 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2021 and 2020 was as follows:
	May 31, 2021	May 31, 2020
Ordinary income	$87,181,384	$40,827,542
Long-term capital gains	1,468,659	—
Total	$88,650,043	$40,827,542
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2021, the components of distributable earnings on a tax basis consisted of $3,375,235 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	51

Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.400% of the first $1.5 billion of the fund’s average daily net assets and (b) 0.385% of the fund’s average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.38% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on September 30, 2022, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$435,813
Class B	181
Class C	19,344
Class I	914,240
Class	Expense reduction
Class R2	$4,525
Class R4	391
Class R6	526,986
Total	$1,901,480

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2021, were equivalent to a net annual effective rate of 0.32% of the fund's average daily net assets.
52	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2021, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class B was redesignated during the period. Refer to Note 5 for further details.
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2022, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $526 for Class R4 shares for the year ended May 31, 2021.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $882,699 for the year ended May 31, 2021. Of this amount, $127,315 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $755,384 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2021, CDSCs received by the Distributor amounted to $16,393 and $4,626 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	53

Class level expenses. Class level expenses for the year ended May 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$1,460,363	$684,857
Class B	2,479	294
Class C	259,932	30,526
Class I	—	1,434,331
Class R2	30,357	673
Class R4	1,836	59
Class R6	—	78,163
Total	$1,754,967	$2,228,903
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended May 31, 2021 and 2020 were as follows:
	Year Ended 5-31-21		Year Ended 5-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	16,047,845	$178,454,383	18,334,845	$197,450,506
Distributions reinvested	1,653,304	18,380,269	1,037,380	11,202,264
Repurchased	(8,854,810)	(97,952,121)	(7,766,269)	(83,199,035)
Net increase	8,846,339	$98,882,531	11,605,956	$125,453,735
Class B shares
Sold	251	$2,815	8,432	$91,599
Distributions reinvested	285	3,201	2,079	22,394
Repurchased	(82,149)	(920,469)	(98,675)	(1,060,747)
Net decrease	(81,613)	$(914,453)	(88,164)	$(946,754)
Class C shares
Sold	884,921	$9,870,312	1,105,732	$11,919,738
Distributions reinvested	53,927	600,393	34,840	376,087
Repurchased	(1,294,064)	(14,389,512)	(602,941)	(6,490,009)
Net increase (decrease)	(355,216)	$(3,918,807)	537,631	$5,805,816
Class I shares
Sold	81,166,979	$904,519,626	95,598,656	$1,029,028,072
Distributions reinvested	3,489,058	38,794,632	1,148,488	12,451,802
Repurchased	(48,778,089)	(538,691,008)	(24,746,742)	(265,303,139)
Net increase	35,877,948	$404,623,250	72,000,402	$776,176,735
54	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

	Year Ended 5-31-21		Year Ended 5-31-20
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	172,455	$1,913,986	619,106	$6,698,509
Distributions reinvested	2,377	26,501	1,583	17,111
Repurchased	(146,866)	(1,638,363)	(106,921)	(1,155,203)
Net increase	27,966	$302,124	513,768	$5,560,417
Class R4 shares
Sold	16,539	$183,966	30,178	$324,200
Distributions reinvested	1,508	16,790	1,398	15,110
Repurchased	(41,121)	(460,444)	(12,144)	(129,418)
Net increase (decrease)	(23,074)	$(259,688)	19,432	$209,892
Class R6 shares
Sold	29,990,560	$333,057,679	25,318,244	$272,539,584
Distributions reinvested	2,268,335	25,217,637	1,315,674	14,219,338
Repurchased	(12,766,215)	(141,354,257)	(9,168,629)	(98,454,031)
Net increase	19,492,680	$216,921,059	17,465,289	$188,304,891
Total net increase	63,785,030	$715,636,016	102,054,314	$1,100,564,732
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount repurchased of the terminated class and the amount sold of the redesignated class.
Redesignation	Effective date	Amount
Class B shares as Class A shares	October 14, 2020	$541,160
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $1,872,100,116 and $1,293,450,372, respectively, for the year ended May 31, 2021. Purchases and sales of U.S. Treasury obligations aggregated $1,848,929,649 and $1,777,097,881, respectively, for the year ended May 31, 2021.
Note 7—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	439,170	$1,244,177	$296,036,915	$(292,877,590)	$(7,226)	$(2,338)	$48,679	—	$4,393,938

ANNUAL REPORT | JOHN HANCOCK Investment Grade Bond Fund	55

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 8—Interfund trading
The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended May 31, 2021, the fund engaged in securities purchases amounting to $41,076,037.
Note 9—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates before the end of 2021. Regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of secured overnight US Treasury repo rates, but there is no definitive information regarding the future utilization of any particular replacement rate.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
56	JOHN HANCOCK Investment Grade Bond Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Investment Grade Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Investment Grade Bond Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statements of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	57

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $1,468,659 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
58	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Investment Grade Bond Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	59

Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
60	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	61

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

62	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	63

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
64	JOHN HANCOCK INVESTMENT GRADE BOND FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg2
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK INVESTMENT GRADE BOND FUND	65

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291v, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1674193	55A 5/21
7/2021

Annual report
John Hancock
High Yield Fund
Fixed income
May 31, 2021

A message to shareholders
Dear shareholder,
While stocks rebounded from the multiple challenges faced in 2020 to post gains for the 12 months ended May 31, 2021, the results for bonds were much more mixed. Overall, bond markets saw a sharp increase in yields and a steeper yield curve during the period. The generally positive news flow pressured U.S. Treasuries by raising the prospect of inflation and causing investors to question whether the U.S. Federal Reserve would need to begin hiking interest rates sooner than expected. The credit-oriented segments of the market—including investment-grade and high-yield corporate bonds—outperformed government issues. Both categories were helped by the improving outlook for economic growth and corporate earnings, as well as investors’ elevated demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
High Yield Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
27	Financial statements
30	Financial highlights
35	Notes to financial statements
48	Report of independent registered public accounting firm
49	Tax information
50	Statement Regarding Liquidity Risk Management
52	Trustees and Officers
56	More information
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks high current income. Capital appreciation is a secondary goal.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2021 (%)

The ICE Bank of America U.S. High Yield Index tracks the performance of U.S. dollar denominated public corporate debt issued in the U.S. domestic market with par amounts greater than $100 million that are rated below investment grade.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

High yield delivered a robust gain
The combination of an economic recovery, low interest rates, and investors’ hearty appetite for risk propelled the fund's benchmark, the ICE Bank of Amercia U.S. High Yield Index, to a double-digit total return.
The fund underperformed its benchmark
Although the fund posted a strong absolute return, it fell short of the index.
Asset allocation was the most significant detractor
The fund’s underweight in the energy sector and overweight in the communication services sector hurt results.
PORTFOLIO COMPOSITION AS OF 5/31/2021 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	3

QUALITY COMPOSITION AS OF 5/31/2021 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-21 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund's prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund's performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Manager’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2021?
High-yield bonds performed very well in this time, as gauged by the fund's benchmark, the ICE Bank of America U.S. High Yield Index. When the period began, the markets were still in the process of recovering from the sell-off brought about by the emergence of COVID-19. As 2020 progressed, however, investors gradually grew more confident in the economic outlook, a shift that led to a broad-based recovery in higher-risk asset classes. High-yield bonds were also helped by the combination of low interest rates and robust investor demand for yield, which provided lower-rated companies with access to capital and contributed to a decline in the default rate. A rebound in oil prices was a further source of support given the energy sector’s sizable weighting in the index.
What elements of the fund’s positioning helped and hurt results?
The fund’s underperformance was largely a result of its defensive stance in the early part of the period. Given the uncertainty surrounding the growth outlook at that time, we maintained the fund's underweights in CCC-rated bonds and sectors with above-average economic sensitivity, most notably energy. We gradually added to these areas as the period progressed, bringing the portfolio up to a neutral weighting in CCCs and reducing the extent of its underweight in energy. While this shift helped capture a larger degree of the market’s rally, it wasn't enough to
TOP 10 ISSUERS AS OF 5/31/2021 (% of net assets)
Ford Motor Company	1.9
SoftBank Group Corp.	1.8
Uber Technologies, Inc.	1.7
Occidental Petroleum Corp.	1.5
CCO Holdings LLC	1.5
Netflix, Inc.	1.2
Travel + Leisure Company	1.2
Sabre Corp.	1.1
Antero Resources Corp.	1.1
MDC Holdings, Inc.	1.0
TOTAL	14.0
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 5/31/2021 (% of net assets)
United States	83.6
Canada	4.9
Luxembourg	2.4
Japan	1.7
United Kingdom	1.5
Ireland	1.4
France	1.3
Netherlands	1.0
Other countries	2.2
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	5

overcome the earlier shortfall. The portfolio’s overweight in the communications sector, which tends to have low sensitivity to overall market movements, also weighed on results.
Security selection was especially strong in the communication services and information technology sectors. The fund also benefited from the outperformance of several issuers that benefited from the reopening of the economy, particularly airline- and travel-related companies.
What was your broad view on the market at the close of the period?
Corporate fundamentals have improved significantly since the U.S. economy shut down in early 2020. Defensive business models held up relatively well, while cyclicals fell more drastically but have since rebounded. We've been closely monitoring the direct and indirect impacts of COVID-19 on high-yield issuers, and we continue to identify values given the backdrop of ample liquidity and generally improving fundamentals.  Both absolute yields and yield spreads over U.S. Treasuries remain low on a historical basis, but we believe this is appropriate since corporations are repairing their balance sheets, credit-rating upgrades have become more common, and default rates continue to decline.
At the close of the period, the fund was overweight in financials, where we think many high-yield issues have credit quality similar to those of investment-grade companies (and therefore offer an attractive relative value). The portfolio was also overweight in the capital goods segment, which stands to benefit from accelerating economic growth.
MANAGED BY

Dennis F. McCafferty, CFA
John F. Addeo, CFA
Caryn E. Rothman, CFA
The views expressed in this report are exclusively those of John F. Addeo, CFA, Dennis F. McCafferty, CFA, and Caryn E. Rothman, CFA, Manulife Investment Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 5-31-21	as of 5-31-21
Class A	9.98	5.45	4.22	30.41	51.25	3.36	3.35
Class C	12.66	5.54	3.88	30.93	46.39	2.75	2.74
Class I1	14.79	6.66	4.95	38.01	62.12	3.74	3.74
Class R6[1,2]	14.91	6.68	4.84	38.17	60.37	3.83	3.83
Class NAV[1,2]	14.93	6.78	5.00	38.84	62.81	3.85	3.84
Index††	15.18	7.24	6.25	41.82	83.29	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	0.94	1.69	0.69	0.58	0.57
Net (%)	0.93	1.68	0.68	0.57	0.56
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the ICE Bank of America U.S. High Yield Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the ICE Bank of America U.S. High Yield Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	5-31-11	14,639	14,639	18,329
Class I1	5-31-11	16,212	16,212	18,329
Class R6[1,2]	5-31-11	16,037	16,037	18,329
Class NAV[1,2]	5-31-11	16,281	16,281	18,329
The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The ICE Bank of America U.S. High Yield Index tracks the performance of U.S. dollar denominated public corporate debt issued in the U.S. domestic market with par amounts greater than $100 million that are rated below investment grade.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund's prospectuses.
[2]	Class R6 shares were first offered on 10-31-16; Class NAV shares were first offered on 10-21-13. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2020, with the same investment held until May 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2020, with the same investment held until May 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2020	Ending value on 5-31-2021	Expenses paid during period ended 5-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,042.60	$4.58	0.90%
	Hypothetical example	1,000.00	1,020.40	4.53	0.90%
Class C	Actual expenses/actual returns	1,000.00	1,038.70	8.39	1.65%
	Hypothetical example	1,000.00	1,016.70	8.30	1.65%
Class I	Actual expenses/actual returns	1,000.00	1,046.90	3.32	0.65%
	Hypothetical example	1,000.00	1,021.70	3.28	0.65%
Class R6	Actual expenses/actual returns	1,000.00	1,047.50	2.81	0.55%
	Hypothetical example	1,000.00	1,022.20	2.77	0.55%
Class NAV	Actual expenses/actual returns	1,000.00	1,047.60	2.76	0.54%
	Hypothetical example	1,000.00	1,022.20	2.72	0.54%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-21
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 91.2%				$1,362,213,157
(Cost $1,307,815,358)
Communication services 19.9%				296,262,634
Diversified telecommunication services 2.9%
Cablevision Lightpath LLC (A)	3.875	09-15-27	2,420,000	2,354,308
Cablevision Lightpath LLC (A)	5.625	09-15-28	1,820,000	1,832,285
Connect Finco SARL (A)	6.750	10-01-26	6,940,000	7,174,225
Consolidated Communications, Inc. (A)	6.500	10-01-28	3,000,000	3,243,750
Frontier Florida LLC (B)	6.860	02-01-28	4,650,000	4,998,750
GCI LLC (A)	4.750	10-15-28	3,905,000	3,983,100
Level 3 Financing, Inc. (A)	4.625	09-15-27	3,965,000	4,072,709
Radiate Holdco LLC (A)	4.500	09-15-26	1,905,000	1,924,050
Radiate Holdco LLC (A)	6.500	09-15-28	4,430,000	4,551,825
Switch, Ltd. (A)	3.750	09-15-28	1,640,000	1,628,044
Telecom Italia Capital SA	6.000	09-30-34	3,500,000	3,867,500
Zayo Group Holdings, Inc. (A)	4.000	03-01-27	2,900,000	2,834,750
Entertainment 2.8%
Cinemark USA, Inc. (A)	8.750	05-01-25	2,750,000	2,990,625
Lions Gate Capital Holdings LLC (A)	5.500	04-15-29	6,045,000	6,261,048
Live Nation Entertainment, Inc. (A)	3.750	01-15-28	1,600,000	1,595,632
Live Nation Entertainment, Inc. (A)	4.750	10-15-27	9,250,000	9,446,748
Netflix, Inc. (A)	4.875	06-15-30	5,305,000	6,114,013
Netflix, Inc. (A)	5.375	11-15-29	4,950,000	5,853,177
Netflix, Inc.	6.375	05-15-29	4,900,000	6,118,875
Playtika Holding Corp. (A)	4.250	03-15-29	4,121,000	4,059,185
Interactive media and services 2.0%
ANGI Group LLC (A)	3.875	08-15-28	6,430,000	6,317,475
Arches Buyer, Inc. (A)	4.250	06-01-28	1,360,000	1,336,200
Cars.com, Inc. (A)	6.375	11-01-28	4,120,000	4,378,736
Match Group Holdings II LLC (A)	4.625	06-01-28	5,300,000	5,432,500
Match Group Holdings II LLC (A)	5.625	02-15-29	3,300,000	3,535,125
Twitter, Inc. (A)	3.875	12-15-27	5,252,000	5,540,860
ZoomInfo Technologies LLC (A)	3.875	02-01-29	3,665,000	3,582,538
Media 8.6%
Altice Financing SA (A)	5.000	01-15-28	3,000,000	2,977,110
Altice Financing SA (A)	7.500	05-15-26	3,745,000	3,900,305
Altice France Holding SA (A)	6.000	02-15-28	2,890,000	2,832,200
Altice France Holding SA (A)	10.500	05-15-27	4,070,000	4,550,260
Austin BidCo, Inc. (A)	7.125	12-15-28	4,200,000	4,200,000
Cable One, Inc. (A)	4.000	11-15-30	4,384,000	4,329,200
CCO Holdings LLC (A)	4.500	08-15-30	9,625,000	9,808,164
CCO Holdings LLC (A)	4.500	06-01-33	4,480,000	4,470,099
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	11

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
CCO Holdings LLC (A)	5.125	05-01-27	6,715,000	$7,017,175
Clear Channel Outdoor Holdings, Inc. (A)	7.500	06-01-29	5,050,000	5,036,870
Clear Channel Outdoor Holdings, Inc. (A)	7.750	04-15-28	4,083,000	4,182,829
Clear Channel Worldwide Holdings, Inc.	9.250	02-15-24	1,998,000	2,096,901
CSC Holdings LLC (A)	5.375	02-01-28	3,525,000	3,705,656
CSC Holdings LLC (A)	5.500	04-15-27	4,430,000	4,651,500
CSC Holdings LLC (A)	5.750	01-15-30	3,000,000	3,131,400
CSC Holdings LLC	5.875	09-15-22	2,415,000	2,529,713
DISH DBS Corp.	5.875	07-15-22	6,050,000	6,292,000
iHeartCommunications, Inc.	8.375	05-01-27	6,787,000	7,257,339
LCPR Senior Secured Financing DAC (A)	6.750	10-15-27	5,400,000	5,799,060
MDC Partners, Inc. (A)	7.500	05-01-24	15,030,000	15,293,025
National CineMedia LLC	5.750	08-15-26	3,500,000	3,071,250
National CineMedia LLC (A)	5.875	04-15-28	5,000,000	4,768,750
Townsquare Media, Inc. (A)	6.875	02-01-26	4,253,000	4,492,231
Univision Communications, Inc. (A)	4.500	05-01-29	1,815,000	1,836,816
Virgin Media Finance PLC (A)	5.000	07-15-30	3,905,000	3,888,570
WMG Acquisition Corp. (A)	3.000	02-15-31	2,995,000	2,826,531
WMG Acquisition Corp. (A)	3.875	07-15-30	3,000,000	3,022,500
Wireless telecommunication services 3.6%
SoftBank Group Corp.	5.125	09-19-27	4,000,000	4,251,555
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year ICE Swap Rate + 4.854%) (C)	6.875	07-19-27	20,667,000	21,788,185
Sprint Communications, Inc.	6.000	11-15-22	4,980,000	5,287,714
Sprint Corp.	7.125	06-15-24	4,675,000	5,387,938
Sprint Corp.	7.875	09-15-23	2,250,000	2,549,498
T-Mobile USA, Inc.	2.625	02-15-29	3,813,000	3,660,480
T-Mobile USA, Inc.	3.375	04-15-29	3,650,000	3,714,277
U.S. Cellular Corp.	6.700	12-15-33	5,500,000	6,627,500
Consumer discretionary 16.3%				243,086,844
Auto components 1.6%
American Axle & Manufacturing, Inc.	6.875	07-01-28	5,085,000	5,517,225
Dealer Tire LLC (A)	8.000	02-01-28	6,950,000	7,340,938
The Goodyear Tire & Rubber Company (A)	5.000	07-15-29	3,350,000	3,416,330
The Goodyear Tire & Rubber Company	5.250	04-30-31	4,235,000	4,319,488
The Goodyear Tire & Rubber Company	9.500	05-31-25	2,700,000	3,027,429
Automobiles 2.7%
Ford Motor Company	4.750	01-15-43	13,067,000	13,181,990
Ford Motor Credit Company LLC	2.900	02-16-28	1,940,000	1,889,075
Ford Motor Credit Company LLC	3.350	11-01-22	855,000	874,238
Ford Motor Credit Company LLC	4.134	08-04-25	10,975,000	11,632,348
12	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
Tesla, Inc. (A)	5.300	08-15-25	12,000,000	$12,437,160
Diversified consumer services 1.4%
Adtalem Global Education, Inc. (A)	5.500	03-01-28	4,832,000	4,826,878
Garda World Security Corp. (A)	4.625	02-15-27	4,395,000	4,384,013
Sotheby's (A)	7.375	10-15-27	4,930,000	5,275,100
Stena International SA (A)	6.125	02-01-25	3,400,000	3,527,500
StoneMor, Inc. (A)	8.500	05-15-29	3,370,000	3,325,381
Hotels, restaurants and leisure 7.0%
Affinity Gaming (A)	6.875	12-15-27	5,870,000	6,235,055
Bally's Corp. (A)	6.750	06-01-27	6,223,000	6,617,725
Boyd Gaming Corp. (A)	4.750	06-15-31	3,067,000	3,098,590
Caesars Resort Collection LLC (A)	5.750	07-01-25	1,425,000	1,494,497
Carnival Corp. (A)	7.625	03-01-26	1,580,000	1,730,100
Carnival Corp. (A)	11.500	04-01-23	2,615,000	2,992,057
Dave & Buster's, Inc. (A)	7.625	11-01-25	6,670,000	7,103,550
Full House Resorts, Inc. (A)	8.250	02-15-28	4,100,000	4,448,500
Hilton Domestic Operating Company, Inc. (A)	5.750	05-01-28	1,495,000	1,608,994
International Game Technology PLC (A)	5.250	01-15-29	1,385,000	1,473,294
International Game Technology PLC (A)	6.500	02-15-25	5,160,000	5,716,609
Jacobs Entertainment, Inc. (A)	7.875	02-01-24	5,590,000	5,834,563
Life Time, Inc. (A)	5.750	01-15-26	3,490,000	3,597,972
Life Time, Inc. (A)	8.000	04-15-26	1,900,000	2,004,500
Marriott Ownership Resorts, Inc. (A)	6.125	09-15-25	3,080,000	3,277,520
MGM Resorts International	6.000	03-15-23	6,000,000	6,402,150
Midwest Gaming Borrower LLC (A)	4.875	05-01-29	10,000,000	10,016,500
Mohegan Gaming & Entertainment (A)	8.000	02-01-26	3,540,000	3,619,650
NCL Corp., Ltd. (A)	5.875	03-15-26	4,060,000	4,232,550
New Red Finance, Inc. (A)	4.375	01-15-28	2,395,000	2,424,938
Travel + Leisure Company (A)	4.625	03-01-30	4,557,000	4,693,710
Travel + Leisure Company	6.600	10-01-25	7,825,000	8,812,906
Travel + Leisure Company (A)	6.625	07-31-26	3,560,000	4,076,271
Waterford Gaming LLC (A)(B)(D)	8.625	09-15-14	1,585,205	0
Wyndham Hotels & Resorts, Inc. (A)	4.375	08-15-28	3,235,000	3,307,788
Household durables 0.6%
Empire Communities Corp. (A)	7.000	12-15-25	1,570,000	1,658,313
KB Home (E)	4.000	06-15-31	4,166,000	4,166,000
Taylor Morrison Communities, Inc. (A)	5.125	08-01-30	2,910,000	3,113,700
Multiline retail 0.7%
Macy's Retail Holdings LLC (A)	5.875	04-01-29	2,160,000	2,300,832
Macy's, Inc. (A)	8.375	06-15-25	3,560,000	3,933,800
Nordstrom, Inc.	5.000	01-15-44	3,700,000	3,632,186
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	13

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Specialty retail 1.8%
Carvana Company (A)	5.625	10-01-25	4,180,000	$4,305,400
Group 1 Automotive, Inc. (A)	4.000	08-15-28	3,825,000	3,848,906
Lithia Motors, Inc. (A)	3.875	06-01-29	3,330,000	3,421,109
Lithia Motors, Inc. (A)	4.375	01-15-31	4,175,000	4,400,074
Magic Mergeco, Inc. (A)	5.250	05-01-28	5,730,000	5,801,625
Magic Mergeco, Inc. (A)	7.875	05-01-29	4,850,000	4,955,439
Textiles, apparel and luxury goods 0.5%
Crocs, Inc. (A)	4.250	03-15-29	3,000,000	3,032,850
Hanesbrands, Inc. (A)	5.375	05-15-25	4,475,000	4,721,528
Consumer staples 3.5%				52,795,813
Food and staples retailing 0.8%
Advantage Sales & Marketing, Inc. (A)	6.500	11-15-28	4,400,000	4,664,000
Albertsons Companies, Inc. (A)	4.875	02-15-30	4,000,000	4,168,800
U.S. Foods, Inc. (A)	4.750	02-15-29	3,250,000	3,241,875
Food products 2.3%
Darling Ingredients, Inc. (A)	5.250	04-15-27	4,400,000	4,598,000
JBS USA Food Company (A)	5.750	01-15-28	2,430,000	2,572,787
Kraft Heinz Foods Company	3.750	04-01-30	3,850,000	4,118,914
Kraft Heinz Foods Company	4.250	03-01-31	1,825,000	2,029,303
Kraft Heinz Foods Company	6.750	03-15-32	4,599,000	6,039,318
Pilgrim's Pride Corp. (A)	4.250	04-15-31	6,070,000	6,138,591
Post Holdings, Inc. (A)	5.625	01-15-28	3,400,000	3,591,930
Post Holdings, Inc. (A)	5.750	03-01-27	2,795,000	2,921,194
Simmons Foods, Inc. (A)	4.625	03-01-29	2,165,000	2,192,063
Household products 0.4%
Edgewell Personal Care Company (A)	4.125	04-01-29	2,670,000	2,673,338
Edgewell Personal Care Company (A)	5.500	06-01-28	2,070,000	2,199,375
Kronos Acquisition Holdings, Inc. (A)	5.000	12-31-26	1,620,000	1,646,325
Energy 11.6%				172,607,499
Energy equipment and services 1.2%
CSI Compressco LP (A)	7.500	04-01-25	2,500,000	2,512,500
CSI Compressco LP (A)	7.500	04-01-25	2,246,000	2,257,230
CSI Compressco LP (10.000% Cash or 7.250% Cash and 2.750% PIK) (A)	10.000	04-01-26	7,177,412	6,531,445
Tervita Corp. (A)	11.000	12-01-25	3,390,000	3,805,275
Transocean, Inc. (A)	8.000	02-01-27	2,725,000	2,064,378
Oil, gas and consumable fuels 10.4%
Antero Midstream Partners LP (A)	5.375	06-15-29	2,500,000	2,531,138
Antero Resources Corp.	5.000	03-01-25	5,210,000	5,335,561
Antero Resources Corp. (A)	5.375	03-01-30	1,075,000	1,079,101
Antero Resources Corp. (A)	7.625	02-01-29	3,657,000	4,022,700
14	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Antero Resources Corp. (A)	8.375	07-15-26	4,500,000	$5,071,028
Apache Corp.	4.625	11-15-25	4,155,000	4,409,411
Apache Corp.	4.875	11-15-27	4,095,000	4,299,750
Calumet Specialty Products Partners LP	7.750	04-15-23	2,650,000	2,616,875
Cheniere Energy Partners LP (A)	4.000	03-01-31	3,835,000	3,958,487
Cheniere Energy Partners LP	4.500	10-01-29	7,970,000	8,428,275
CNX Resources Corp. (A)	6.000	01-15-29	2,800,000	2,989,000
Continental Resources, Inc. (A)	5.750	01-15-31	6,800,000	7,980,004
DCP Midstream LP (7.375% to 12-15-22, then 3 month LIBOR + 5.148%) (C)	7.375	12-15-22	4,960,000	4,749,200
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	3,770,000	4,137,575
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	6,235,000	6,773,095
Endeavor Energy Resources LP (A)	5.750	01-30-28	3,500,000	3,701,530
EQM Midstream Partners LP (A)	4.750	01-15-31	2,975,000	2,993,594
MEG Energy Corp. (A)	5.875	02-01-29	3,248,000	3,377,920
MEG Energy Corp. (A)	6.500	01-15-25	3,000,000	3,101,250
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (C)	6.875	02-15-23	6,000,000	6,045,000
New Fortress Energy, Inc. (A)	6.500	09-30-26	7,555,000	7,602,219
Occidental Petroleum Corp.	5.500	12-01-25	2,950,000	3,171,250
Occidental Petroleum Corp.	6.375	09-01-28	9,305,000	10,347,904
Occidental Petroleum Corp.	6.625	09-01-30	8,005,000	9,173,090
Parkland Corp. (A)	4.500	10-01-29	5,320,000	5,399,800
Parkland Corp. (A)	5.875	07-15-27	5,400,000	5,756,346
Parsley Energy LLC (A)	4.125	02-15-28	4,530,000	4,766,149
PBF Holding Company LLC	6.000	02-15-28	4,265,000	3,145,438
PBF Holding Company LLC	7.250	06-15-25	2,605,000	2,117,865
Plains All American Pipeline LP (6.125% to 11-15-22, then 3 month LIBOR + 4.110%) (C)	6.125	11-15-22	5,750,000	4,973,750
SM Energy Company	6.750	09-15-26	2,540,000	2,534,920
Southwestern Energy Company	8.375	09-15-28	4,100,000	4,543,046
Talos Production, Inc. (A)	12.000	01-15-26	4,220,000	4,304,400
Financials 7.9%				118,231,185
Banks 4.6%
Bank of America Corp. (6.100% to 3-17-25, then 3 month LIBOR + 3.898%) (C)	6.100	03-17-25	6,700,000	7,540,766
Barclays PLC (6.125% to 12-15-25, then 5 Year CMT + 5.867%) (C)	6.125	12-15-25	5,825,000	6,429,344
BNP Paribas SA (7.000% to 8-16-28, then 5 Year U.S. Swap Rate + 3.980%) (A)(C)	7.000	08-16-28	5,970,000	7,096,838
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Citizens Financial Group, Inc. (5.650% to 10-6-25, then 5 Year CMT + 5.313%) (C)	5.650	10-06-25	4,000,000	$4,460,000
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (A)(C)	8.125	12-23-25	4,215,000	5,107,670
Freedom Mortgage Corp. (A)	8.125	11-15-24	4,540,000	4,656,860
Freedom Mortgage Corp. (A)	8.250	04-15-25	3,940,000	4,097,600
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year ICE Swap Rate + 3.606%) (C)	6.500	03-23-28	4,825,000	5,503,492
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (C)	6.500	04-16-25	6,005,000	6,676,960
NatWest Group PLC (6.000% to 12-29-25, then 5 Year CMT + 5.625%) (C)	6.000	12-29-25	5,700,000	6,324,321
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (A)(C)	7.375	09-13-21	7,165,000	7,273,908
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (C)	5.875	06-15-25	3,600,000	4,005,000
Capital markets 0.1%
Hightower Holding LLC (A)	6.750	04-15-29	1,950,000	1,979,465
Consumer finance 1.3%
Avation Capital SA (8.250% Cash or 9.000% PIK) (A)	8.250	10-31-26	2,040,000	1,662,600
Enova International, Inc. (A)	8.500	09-01-24	1,635,000	1,671,788
Enova International, Inc. (A)	8.500	09-15-25	4,425,000	4,590,938
OneMain Finance Corp.	6.625	01-15-28	4,195,000	4,760,486
OneMain Finance Corp.	7.125	03-15-26	3,200,000	3,724,000
OneMain Finance Corp.	8.875	06-01-25	1,880,000	2,070,350
Diversified financial services 0.5%
Brightstar Escrow Corp. (A)	9.750	10-15-25	3,521,000	3,820,285
NESCO Holdings II, Inc. (A)	5.500	04-15-29	3,830,000	3,949,688
Mortgage real estate investment trusts 0.5%
Starwood Property Trust, Inc.	5.000	12-15-21	5,315,000	5,349,920
Starwood Property Trust, Inc. (A)	5.500	11-01-23	2,300,000	2,406,375
Thrifts and mortgage finance 0.9%
Nationstar Mortgage Holdings, Inc. (A)	5.500	08-15-28	2,700,000	2,673,000
Nationstar Mortgage Holdings, Inc. (A)	6.000	01-15-27	3,025,000	3,119,531
NMI Holdings, Inc. (A)	7.375	06-01-25	2,800,000	3,206,000
PennyMac Financial Services, Inc. (A)	4.250	02-15-29	4,200,000	4,074,000
16	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care 5.2%				$78,167,974
Health care equipment and supplies 0.0%
Varex Imaging Corp. (A)	7.875	10-15-27	851,000	961,630
Health care providers and services 3.8%
AdaptHealth LLC (A)	4.625	08-01-29	1,600,000	1,569,888
Centene Corp.	3.000	10-15-30	4,275,000	4,275,000
Centene Corp.	3.375	02-15-30	2,090,000	2,110,900
Centene Corp.	4.625	12-15-29	2,415,000	2,606,823
Centene Corp. (A)	5.375	06-01-26	3,850,000	4,010,545
DaVita, Inc. (A)	3.750	02-15-31	2,645,000	2,535,894
DaVita, Inc. (A)	4.625	06-01-30	6,415,000	6,542,594
Encompass Health Corp.	4.750	02-01-30	2,395,000	2,511,756
HCA, Inc.	5.375	02-01-25	8,840,000	9,889,750
MEDNAX, Inc. (A)	6.250	01-15-27	7,785,000	8,240,999
Select Medical Corp. (A)	6.250	08-15-26	5,890,000	6,210,298
U.S. Renal Care, Inc. (A)	10.625	07-15-27	5,900,000	6,141,192
Pharmaceuticals 1.4%
Bausch Health Americas, Inc. (A)	9.250	04-01-26	3,905,000	4,217,400
Bausch Health Companies, Inc. (A)	5.500	11-01-25	3,990,000	4,095,935
Bausch Health Companies, Inc. (A)	7.000	01-15-28	3,700,000	3,790,687
Organon Finance 1 LLC (A)	4.125	04-30-28	4,050,000	4,090,500
Organon Finance 1 LLC (A)	5.125	04-30-31	4,255,000	4,366,183
Industrials 12.0%				179,686,306
Aerospace and defense 0.6%
Bombardier, Inc. (A)	7.875	04-15-27	9,120,000	9,256,800
Air freight and logistics 0.3%
Watco Companies LLC (A)	6.500	06-15-27	4,163,000	4,402,373
Airlines 2.2%
Alaska Airlines 2020-1 Class B Pass Through Trust (A)	8.000	08-15-25	2,712,235	3,032,462
American Airlines 2013-1 Class A Pass Through Trust	4.000	07-15-25	2,710,809	2,615,930
American Airlines Group, Inc. (A)	5.000	06-01-22	4,950,000	4,937,625
American Airlines, Inc. (A)	11.750	07-15-25	5,200,000	6,530,836
Delta Air Lines, Inc.	7.375	01-15-26	5,540,000	6,523,088
Spirit Loyalty Cayman, Ltd. (A)	8.000	09-20-25	2,849,999	3,227,624
United Airlines, Inc. (A)	4.625	04-15-29	5,210,000	5,382,685
Virgin Australia Holdings Pty, Ltd. (A)(B)	8.125	11-15-24	4,625,000	427,813
Building products 0.2%
Builders FirstSource, Inc. (A)	6.750	06-01-27	2,682,000	2,869,740
Commercial services and supplies 2.4%
Allied Universal Holdco LLC (A)	6.625	07-15-26	6,000,000	6,360,360
APX Group, Inc. (A)	6.750	02-15-27	5,000,000	5,300,900
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	17

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
Cimpress PLC (A)	7.000	06-15-26	10,800,000	$11,326,500
Deluxe Corp. (A)	8.000	06-01-29	1,970,000	2,049,785
Harsco Corp. (A)	5.750	07-31-27	2,920,000	3,058,700
LSC Communications, Inc. (A)(B)	8.750	10-15-23	5,845,000	175,350
Nielsen Finance LLC (A)	4.500	07-15-29	4,175,000	4,181,054
Stericycle, Inc. (A)	3.875	01-15-29	1,580,000	1,576,050
Williams Scotsman International, Inc. (A)	4.625	08-15-28	1,395,000	1,432,149
Construction and engineering 1.6%
AECOM	5.125	03-15-27	4,250,000	4,701,563
Arcosa, Inc. (A)	4.375	04-15-29	2,975,000	2,991,660
Global Infrastructure Solutions, Inc. (A)	5.625	06-01-29	3,935,000	4,033,375
MasTec, Inc. (A)	4.500	08-15-28	2,385,000	2,489,344
Picasso Finance Sub, Inc. (A)	6.125	06-15-25	2,147,000	2,265,085
Tutor Perini Corp. (A)	6.875	05-01-25	4,000,000	4,140,880
VM Consolidated, Inc. (A)	5.500	04-15-29	3,900,000	3,948,750
Electrical equipment 0.6%
Sensata Technologies BV (A)	4.000	04-15-29	6,000,000	6,010,800
WESCO Distribution, Inc. (A)	7.250	06-15-28	2,600,000	2,882,750
Machinery 0.8%
JB Poindexter & Company, Inc. (A)	7.125	04-15-26	6,179,000	6,526,569
Vertical Holdco GmbH (A)	7.625	07-15-28	1,590,000	1,711,412
Vertical U.S. Newco, Inc. (A)	5.250	07-15-27	3,260,000	3,390,400
Marine 0.2%
Seaspan Corp. (A)	6.500	04-29-26	3,800,000	3,922,875
Professional services 0.3%
TriNet Group, Inc. (A)	3.500	03-01-29	5,000,000	4,862,500
Road and rail 1.3%
Uber Technologies, Inc. (A)	6.250	01-15-28	4,700,000	5,070,125
Uber Technologies, Inc. (A)	7.500	09-15-27	5,700,000	6,241,500
Uber Technologies, Inc. (A)	8.000	11-01-26	7,230,000	7,806,882
Trading companies and distributors 1.5%
Alta Equipment Group, Inc. (A)	5.625	04-15-26	2,085,000	2,142,338
Ashland LLC	6.875	05-15-43	2,710,000	3,421,375
Beacon Roofing Supply, Inc. (A)	4.125	05-15-29	5,165,000	5,093,981
Boise Cascade Company (A)	4.875	07-01-30	3,125,000	3,304,688
H&E Equipment Services, Inc. (A)	3.875	12-15-28	4,400,000	4,255,592
Herc Holdings, Inc. (A)	5.500	07-15-27	3,610,000	3,804,038
Information technology 2.8%				41,891,792
IT services 1.2%
Gartner, Inc. (A)	3.750	10-01-30	1,924,000	1,931,311
Rackspace Technology Global, Inc. (A)	5.375	12-01-28	4,150,000	4,187,765
18	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
IT services (continued)
Sabre GLBL, Inc. (A)	7.375	09-01-25	3,430,000	$3,695,825
Sabre GLBL, Inc. (A)	9.250	04-15-25	4,000,000	4,680,000
Square, Inc. (A)	2.750	06-01-26	1,495,000	1,507,110
Square, Inc. (A)	3.500	06-01-31	2,035,000	2,034,878
Semiconductors and semiconductor equipment 0.2%
ON Semiconductor Corp. (A)	3.875	09-01-28	2,150,000	2,182,250
Software 0.4%
BY Crown Parent LLC (A)	4.250	01-31-26	1,660,000	1,734,468
j2 Global, Inc. (A)	4.625	10-15-30	4,730,000	4,836,425
Technology hardware, storage and peripherals 1.0%
Xerox Corp.	6.750	12-15-39	3,608,000	3,950,760
Xerox Holdings Corp. (A)	5.500	08-15-28	10,800,000	11,151,000
Materials 6.8%				101,839,699
Chemicals 2.0%
LSB Industries, Inc. (A)	9.625	05-01-23	2,900,000	2,979,750
The Chemours Company (A)	5.750	11-15-28	8,200,000	8,764,652
The Scotts Miracle-Gro Company (A)	4.000	04-01-31	5,000,000	4,936,400
The Scotts Miracle-Gro Company	4.500	10-15-29	2,910,000	3,030,183
Trinseo Materials Operating SCA (A)	5.125	04-01-29	6,700,000	6,859,460
Tronox, Inc. (A)	4.625	03-15-29	3,890,000	3,984,527
Containers and packaging 1.4%
ARD Finance SA (6.500% Cash or 7.250% PIK) (A)	6.500	06-30-27	2,195,000	2,291,141
Ardagh Packaging Finance PLC (A)	5.250	08-15-27	3,810,000	3,843,338
Owens-Brockway Glass Container, Inc. (A)	6.625	05-13-27	3,250,000	3,530,313
Sealed Air Corp. (A)	4.000	12-01-27	3,150,000	3,307,500
Sealed Air Corp. (A)	5.250	04-01-23	2,000,000	2,107,500
Sealed Air Corp. (A)	6.875	07-15-33	2,000,000	2,537,400
Trivium Packaging Finance BV (A)	5.500	08-15-26	3,525,000	3,674,813
Metals and mining 3.1%
Alcoa Nederland Holding BV (A)	4.125	03-31-29	5,000,000	5,112,500
Arconic Corp. (A)	6.000	05-15-25	5,540,000	5,915,667
First Quantum Minerals, Ltd. (A)	6.875	10-15-27	7,000,000	7,638,750
FMG Resources August 2006 Pty, Ltd. (A)	4.375	04-01-31	4,000,000	4,179,200
FMG Resources August 2006 Pty, Ltd. (A)	4.500	09-15-27	3,500,000	3,800,405
Freeport-McMoRan, Inc.	4.250	03-01-30	4,460,000	4,796,284
Freeport-McMoRan, Inc.	5.000	09-01-27	2,850,000	3,006,750
Freeport-McMoRan, Inc.	5.450	03-15-43	3,050,000	3,682,875
Hudbay Minerals, Inc. (A)	4.500	04-01-26	4,330,000	4,296,919
Novelis Corp. (A)	4.750	01-30-30	3,455,000	3,627,750
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	19

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Paper and forest products 0.3%
Norbord, Inc. (A)	6.250	04-15-23	3,610,000	$3,935,622
Real estate 2.4%				36,511,612
Equity real estate investment trusts 1.8%
GLP Capital LP	5.375	04-15-26	5,275,000	6,023,101
Iron Mountain, Inc. (A)	4.875	09-15-29	6,675,000	6,841,875
Outfront Media Capital LLC (A)	4.250	01-15-29	3,755,000	3,716,558
Park Intermediate Holdings LLC (A)	4.875	05-15-29	1,745,000	1,806,773
Uniti Group LP (A)	6.500	02-15-29	1,975,000	1,955,250
VICI Properties LP (A)	4.625	12-01-29	5,910,000	6,148,469
Real estate management and development 0.6%
Realogy Group LLC (A)	5.750	01-15-29	4,190,000	4,377,586
WeWork Companies, Inc. (A)	7.875	05-01-25	5,600,000	5,642,000
Utilities 2.8%				41,131,799
Electric utilities 1.1%
NRG Energy, Inc. (A)	3.375	02-15-29	1,505,000	1,451,550
NRG Energy, Inc. (A)	3.625	02-15-31	2,350,000	2,253,063
NRG Energy, Inc.	6.625	01-15-27	6,640,000	6,890,926
Vistra Operations Company LLC (A)	5.625	02-15-27	5,630,000	5,841,125
Gas utilities 1.2%
AmeriGas Partners LP	5.500	05-20-25	2,900,000	3,186,375
AmeriGas Partners LP	5.750	05-20-27	5,150,000	5,716,500
NGL Energy Operating LLC (A)	7.500	02-01-26	4,119,000	4,286,211
Suburban Propane Partners LP (A)	5.000	06-01-31	4,155,000	4,198,461
Independent power and renewable electricity producers 0.2%
Clearway Energy Operating LLC (A)	4.750	03-15-28	2,750,000	2,842,813
Multi-utilities 0.3%

Sempra Energy (4.875% to 10-15-25, then 5 Year CMT + 4.550%) (C)	4.875	10-15-25	4,115,000	4,464,775
Convertible bonds 1.0%				$14,732,360
(Cost $12,430,160)
Communication services 0.3%				3,674,547
Media 0.3%
Liberty Broadband Corp. (A)	2.750	09-30-50	3,500,000	3,674,547
Industrials 0.4%				6,021,563
Airlines 0.2%
Air Canada (A)	4.000	07-01-25	2,250,000	3,732,188
Road and rail 0.2%
Uber Technologies, Inc., Zero Coupon (A)	0.000	12-15-25	2,250,000	2,289,375
20	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology 0.3%				$5,036,250
IT services 0.3%

Sabre GLBL, Inc.	4.000	04-15-25	2,550,000	5,036,250
Term loans (F) 4.7%				$69,869,916
(Cost $70,396,046)
Communication services 1.4%				21,221,920
Entertainment 0.1%
WildBrain, Ltd., 2021 Term Loan (1 month LIBOR + 4.250%)	5.000	03-04-28	1,700,000	1,689,018
Interactive media and services 0.2%
Arches Buyer, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%)	3.750	12-06-27	3,291,750	3,281,743
Media 1.1%
Hoya Midco LLC, 2017 1st Lien Term Loan (1 month LIBOR + 3.500%)	4.500	06-30-24	3,989,637	3,962,229
LCPR Loan Financing LLC, 2021 Term Loan B (1 month LIBOR + 3.750%)	3.851	10-15-28	2,100,000	2,100,525
McGraw Hill LLC, 2021 Term Loan B (3 month LIBOR + 4.750%)	5.750	11-01-24	5,000,000	5,013,750
Univision Communications, Inc., 2021 Term Loan B (G)	TBD	05-05-28	5,205,000	5,174,655
Consumer discretionary 1.2%				18,262,404
Auto components 0.2%
American Tire Distributors, Inc., 2015 Term Loan (1 and 3 month LIBOR + 7.500%)	8.500	09-02-24	3,993,795	3,956,014
Hotels, restaurants and leisure 0.9%
Caesars Resort Collection LLC, 2020 Term Loan B1 (1 month LIBOR + 4.500%)	4.593	07-21-25	1,890,500	1,895,585
Carnival Corp., 2021 USD Term Loan B (G)	TBD	06-30-25	1,750,000	1,755,828
Fontainebleau Las Vegas LLC, Delayed Draw Term Loan (B)(D)	0.000	06-06-21	757,938	0
Fontainebleau Las Vegas LLC, Term Loan B (B)(D)	0.000	06-06-21	1,618,638	0
Hilton Grand Vacations Borrower LLC, 2021 Term Loan B (G)	TBD	05-20-28	4,700,000	4,705,875
Life Time, Inc., 2021 Term Loan B (3 month LIBOR + 4.750%)	5.750	12-16-24	4,600,000	4,610,764
Leisure products 0.1%
J&J Ventures Gaming LLC, Term Loan (1 month LIBOR + 4.000%)	4.750	04-07-28	1,335,000	1,338,338
Energy 0.2%				2,538,185
Oil, gas and consumable fuels 0.2%
Ascent Resources Utica Holdings LLC, 2020 Fixed 2nd Lien Term Loan (3 month LIBOR + 9.000%)	10.000	11-01-25	2,297,000	2,538,185
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	21

	Rate (%)	Maturity date	Par value^	Value
Health care 0.1%				$1,697,569
Pharmaceuticals 0.1%
Organon & Company, Term Loan (G)	TBD	04-07-28	1,700,000	1,697,569
Industrials 0.7%				9,722,378
Aerospace and defense 0.3%
WP CPP Holdings LLC, 2018 Term Loan (1 and 3 month LIBOR + 3.750%)	4.750	04-30-25	4,303,396	4,180,749
Airlines 0.1%
SkyMiles IP, Ltd., 2020 SkyMiles Term Loan B (3 month LIBOR + 3.750%)	4.750	10-20-27	600,000	628,434
United Airlines, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%)	4.500	04-21-28	800,000	807,000
Commercial services and supplies 0.1%
Allied Universal Holdco LLC, 2021 USD Term Loan (G)	TBD	05-12-28	1,710,000	1,713,642
Road and rail 0.2%
Uber Technologies, Inc., 2021 1st Lien Term Loan B (1 month LIBOR + 3.500%)	3.593	04-04-25	2,393,846	2,392,553
Information technology 1.1%				15,680,895
IT services 0.1%
Sabre GLBL, Inc., 2020 Term Loan B (1 month LIBOR + 4.000%)	4.750	12-17-27	548,625	551,368
Virtusa Corp., Term Loan B (1 month LIBOR + 4.250%)	5.000	02-11-28	1,185,000	1,189,941
Software 0.6%
Avaya, Inc., 2020 Term Loan B (1 month LIBOR + 4.250%)	4.351	12-15-27	1,916,625	1,921,416
Grab Holdings, Inc., Term Loan B (6 month LIBOR + 4.500%)	5.500	01-29-26	6,700,000	6,800,500
Technology hardware, storage and peripherals 0.4%
Vericast Corp., Term Loan B7 (3 month LIBOR + 4.750%)	5.750	11-03-23	5,897,539	5,217,670
Materials 0.0%				746,565
Chemicals 0.0%

Trinseo Materials Operating SCA, 2021 Term Loan B2 (1 month LIBOR + 2.500%)	2.610	05-03-28	750,000	746,565
Collateralized mortgage obligations 0.4%				$5,995,425
(Cost $3,923,379)
Commercial and residential 0.4%				5,995,425
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class F (A)(H)	3.596	04-14-33	2,000,000	2,047,251
BBCMS Mortgage Trust
Series 2018-TALL, Class E (1 month LIBOR + 2.437%) (A)(I)	2.543	03-15-37	1,160,000	1,114,876
22	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BX Commercial Mortgage Trust
Series 2018-BIOA, Class E (1 month LIBOR + 1.951%) (A)(I)	2.057	03-15-37	835,000	$835,984
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	50,363,830	527,390
Series 2007-4, Class ES IO	0.350	07-19-47	55,399,559	740,011
Series 2007-6, Class ES IO (A)	0.343	08-19-37	51,353,478	729,913

	Shares	Value
Common stocks 0.4%		$5,498,596
(Cost $12,372,873)
Communication services 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (D)(J)	560,094	0
Energy 0.0%		0
Energy equipment and services 0.0%
TPT Acquisition, Inc. (D)(J)	2,560	0
Real estate 0.1%		784,007
Equity real estate investment trusts 0.1%
American Tower Corp.	3,069	784,007
Utilities 0.3%		4,714,589
Multi-utilities 0.3%

Dominion Energy, Inc.	925,578	4,714,589
Preferred securities 2.3%		$34,427,248
(Cost $34,437,778)
Communication services 0.3%		4,438,728
Media 0.3%
2020 Cash Mandatory Exchangeable Trust, 5.250% (A)	3,600	4,438,728
Financials 0.2%		3,621,113
Banks 0.2%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 5.941% (I)	143,127	3,621,113
Industrials 0.1%		1,063,095
Construction and engineering 0.1%
Glasstech, Inc., Series A (D)(J)(K)	143	85,800
Glasstech, Inc., Series B (D)(J)(K)	4,475	977,295
Information technology 0.5%		7,919,898
IT services 0.2%
Sabre Corp., 6.500%	14,600	2,558,796
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	23

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment 0.3%
Broadcom, Inc., 8.000%	3,525	$5,361,102
Utilities 1.2%		17,384,414
Electric utilities 0.8%
American Electric Power Company, Inc., 6.125%	159,748	8,020,947
NextEra Energy, Inc., 6.219%	71,402	3,454,429
Multi-utilities 0.4%
DTE Energy Company, 6.250%	115,750	5,909,038

Warrants 0.0%		$30,766
(Cost $0)
Avation Capital SA (J)(L)	35,700	30,766

	Par value^	Value
Short-term investments 1.2%		$18,426,000
(Cost $18,426,000)
Repurchase agreement 1.2%		18,426,000
Repurchase Agreement with State Street Corp. dated 5-28-21 at 0.000% to be repurchased at $18,426,000 on 6-1-21, collateralized by $18,779,400 U.S. Treasury Notes, 0.125% due 11-30-22 (valued at $18,794,606)	18,426,000	18,426,000

Total investments (Cost $1,459,801,594) 101.2%	$1,511,193,468
Other assets and liabilities, net (1.2%)	(18,504,464)
Total net assets 100.0%	$1,492,689,004

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $989,410,006 or 66.3% of the fund's net assets as of 5-31-21.
(B)	Non-income producing - Issuer is in default.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
24	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(E)	Security purchased or sold on a when-issued or delayed delivery basis.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(I)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(J)	Non-income producing security.
(K)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(L)	Strike price and/or expiration date not available.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	25

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	200	Short	Sep 2021	$(26,346,556)	$(26,387,500)	$(40,944)
						$(40,944)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	4,298,915	USD	3,560,000	JPM	7/21/2021	$1,418	—
CAD	3,545,042	USD	2,934,471	SSB	7/21/2021	2,405	—
USD	3,560,000	CAD	4,286,561	CITI	7/21/2021	8,817	—
USD	2,940,145	CAD	3,557,396	GSI	7/21/2021	—	$(6,965)
						$12,640	$(6,965)

Derivatives Currency Abbreviations
CAD	Canadian Dollar
USD	U.S. Dollar

Derivatives Abbreviations
CITI	Citibank, N.A.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
SSB	State Street Bank and Trust Company
At 5-31-21, the aggregate cost of investments for federal income tax purposes was $1,463,209,465. Net unrealized appreciation aggregated to $47,948,734, of which $75,444,719 related to gross unrealized appreciation and $27,495,985 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
26	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-21

Assets
Unaffiliated investments, at value (Cost $1,459,801,594)	$1,511,193,468
Unrealized appreciation on forward foreign currency contracts	12,640
Cash	38,209
Collateral held at broker for futures contracts	500,000
Dividends and interest receivable	20,443,051
Receivable for fund shares sold	6,541,772
Receivable for investments sold	1,645,938
Other assets	83,370
Total assets	1,540,458,448
Liabilities
Unrealized depreciation on forward foreign currency contracts	6,965
Payable for futures variation margin	31,275
Distributions payable	109,992
Payable for investments purchased	42,216,141
Payable for delayed delivery securities purchased	4,166,000
Payable for fund shares repurchased	839,436
Payable to affiliates
Accounting and legal services fees	54,910
Transfer agent fees	39,815
Trustees' fees	380
Other liabilities and accrued expenses	304,530
Total liabilities	47,769,444
Net assets	$1,492,689,004
Net assets consist of
Paid-in capital	$1,936,948,395
Total distributable earnings (loss)	(444,259,391)
Net assets	$1,492,689,004

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($288,360,726 ÷ 83,504,604 shares)[1]	$3.45
Class C ($24,717,569 ÷ 7,159,127 shares)[1]	$3.45
Class I ($98,460,489 ÷ 28,546,141 shares)	$3.45
Class R6 ($30,552,099 ÷ 8,866,360 shares)	$3.45
Class NAV ($1,050,598,121 ÷ 304,690,533 shares)	$3.45
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$3.59

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	27

STATEMENT OF OPERATIONS For the year ended  5-31-21

Investment income
Interest	$75,262,901
Dividends	2,769,994
Total investment income	78,032,895
Expenses
Investment management fees	6,858,442
Distribution and service fees	1,012,872
Accounting and legal services fees	246,800
Transfer agent fees	475,705
Trustees' fees	23,325
Custodian fees	199,244
State registration fees	87,256
Printing and postage	56,205
Professional fees	115,187
Other	59,535
Total expenses	9,134,571
Less expense reductions	(110,562)
Net expenses	9,024,009
Net investment income	69,008,886
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	7,058,227
Futures contracts	(191,348)
Forward foreign currency contracts	(217,739)
Written options	1,542,245
8,191,385
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	104,849,488
Futures contracts	(40,944)
Forward foreign currency contracts	(81,146)
104,727,398
Net realized and unrealized gain	112,918,783
Increase in net assets from operations	$181,927,669
28	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-21	Year ended 5-31-20
Increase (decrease) in net assets
From operations
Net investment income	$69,008,886	$55,823,799
Net realized gain (loss)	8,191,385	(26,133,504)
Change in net unrealized appreciation (depreciation)	104,727,398	(36,275,054)
Increase (decrease) in net assets resulting from operations	181,927,669	(6,584,759)
Distributions to shareholders
From earnings
Class A	(13,125,563)	(15,947,889)
Class B1	(13,351)	(93,249)
Class C	(1,297,354)	(2,134,394)
Class I	(4,775,470)	(5,571,952)
Class R6	(1,333,493)	(1,233,538)
Class NAV	(49,586,794)	(31,447,831)
Total distributions	(70,132,025)	(56,428,853)
From fund share transactions	289,252,021	130,528,266
Total increase	401,047,665	67,514,654
Net assets
Beginning of year	1,091,641,339	1,024,126,685
End of year	$1,492,689,004	$1,091,641,339

[1]	Share class was redesignated during the year. Refer to Note 6 for further details.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	29

Financial highlights
CLASS A SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$3.16	$3.37	$3.41	$3.54	$3.32
Net investment income[1]	0.16	0.17	0.19	0.19	0.19
Net realized and unrealized gain (loss) on investments	0.29	(0.20)	(0.04)	(0.13)	0.23
Total from investment operations	0.45	(0.03)	0.15	0.06	0.42
Less distributions
From net investment income	(0.16)	(0.18)	(0.19)	(0.19)	(0.20)
Net asset value, end of period	$3.45	$3.16	$3.37	$3.41	$3.54
Total return (%)[2,3]	14.51	(1.12)	4.46	1.60	13.10
Ratios and supplemental data
Net assets, end of period (in millions)	$288	$262	$309	$336	$367
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.94	0.94	0.94	0.96
Expenses including reductions	0.91	0.93	0.94	0.93	0.96
Net investment income	4.71	5.23	5.66	5.50	5.58
Portfolio turnover (%)	74	59	59	52	65[4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes merger activity.
30	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$3.16	$3.37	$3.41	$3.54	$3.31
Net investment income[1]	0.13	0.15	0.17	0.17	0.17
Net realized and unrealized gain (loss) on investments	0.30	(0.21)	(0.05)	(0.14)	0.24
Total from investment operations	0.43	(0.06)	0.12	0.03	0.41
Less distributions
From net investment income	(0.14)	(0.15)	(0.16)	(0.16)	(0.18)
Net asset value, end of period	$3.45	$3.16	$3.37	$3.41	$3.54
Total return (%)[2,3]	13.66	(1.86)	3.69	0.84	12.26
Ratios and supplemental data
Net assets, end of period (in millions)	$25	$39	$55	$72	$121
Ratios (as a percentage of average net assets):
Expenses before reductions	1.67	1.69	1.69	1.69	1.71
Expenses including reductions	1.66	1.68	1.69	1.68	1.71
Net investment income	3.95	4.48	4.91	4.75	4.83
Portfolio turnover (%)	74	59	59	52	65[4]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	31

CLASS I SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$3.16	$3.36	$3.41	$3.53	$3.31
Net investment income[1]	0.17	0.18	0.20	0.20	0.20
Net realized and unrealized gain (loss) on investments	0.29	(0.20)	(0.05)	(0.12)	0.23
Total from investment operations	0.46	(0.02)	0.15	0.08	0.43
Less distributions
From net investment income	(0.17)	(0.18)	(0.20)	(0.20)	(0.21)
Net asset value, end of period	$3.45	$3.16	$3.36	$3.41	$3.53
Total return (%)[2]	14.79	(0.58)	4.40	2.14	13.42
Ratios and supplemental data
Net assets, end of period (in millions)	$98	$91	$99	$147	$212
Ratios (as a percentage of average net assets):
Expenses before reductions	0.67	0.69	0.71	0.69	0.70
Expenses including reductions	0.66	0.68	0.70	0.68	0.69
Net investment income	4.94	5.48	5.89	5.72	5.81
Portfolio turnover (%)	74	59	59	52	65[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
32	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17[1]
Per share operating performance
Net asset value, beginning of period	$3.16	$3.36	$3.40	$3.53	$3.46
Net investment income[2]	0.17	0.19	0.20	0.21	0.11
Net realized and unrealized gain (loss) on investments	0.29	(0.20)	(0.04)	(0.14)	0.08
Total from investment operations	0.46	(0.01)	0.16	0.07	0.19
Less distributions
From net investment income	(0.17)	(0.19)	(0.20)	(0.20)	(0.12)
Net asset value, end of period	$3.45	$3.16	$3.36	$3.40	$3.53
Total return (%)[3]	14.91	(0.47)	4.82	1.95	5.73[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$31	$22	$20	$21	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.56	0.58	0.59	0.59	0.61[5]
Expenses including reductions	0.55	0.57	0.59	0.58	0.58[5]
Net investment income	5.06	5.60	6.00	5.90	5.68[5]
Portfolio turnover (%)	74	59	59	52	65[6,7]

[1]	The inception date for Class R6 shares is 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Excludes merger activity.
[7]	Portfolio turnover is shown for the period from 6-1-16 to 5-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK High Yield Fund	33

CLASS NAV SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17
Per share operating performance
Net asset value, beginning of period	$3.16	$3.36	$3.41	$3.53	$3.31
Net investment income[1]	0.17	0.19	0.20	0.20	0.21
Net realized and unrealized gain (loss) on investments	0.29	(0.20)	(0.05)	(0.12)	0.23
Total from investment operations	0.46	(0.01)	0.15	0.08	0.44
Less distributions
From net investment income	(0.17)	(0.19)	(0.20)	(0.20)	(0.22)
Net asset value, end of period	$3.45	$3.16	$3.36	$3.41	$3.53
Total return (%)[2]	14.93	(0.46)	4.53	2.25	13.56
Ratios and supplemental data
Net assets, end of period (in millions)	$1,051	$676	$538	$279	$302
Ratios (as a percentage of average net assets):
Expenses before reductions	0.55	0.57	0.58	0.58	0.59
Expenses including reductions	0.54	0.56	0.57	0.57	0.58
Net investment income	5.08	5.62	5.99	5.86	5.97
Portfolio turnover (%)	74	59	59	52	65[3]

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
34	JOHN HANCOCK High Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock High Yield Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high current income. Capital appreciation is a secondary goal. Under normal market conditions, the fund invests at least 80% of its net assets in U.S. and foreign fixed-income securities rated below investment grade. Investments in high yield securities involve greater degrees of credit and market risk than investments in higher rated securities and tend to be more sensitive to market conditions.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	35

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of May 31, 2021, by major security category or type:
	Total value at 5-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Corporate bonds	$1,362,213,157	—	$1,362,213,157	—
Convertible bonds	14,732,360	—	14,732,360	—
Term loans	69,869,916	—	69,869,916	—
Collateralized mortgage obligations	5,995,425	—	5,995,425	—
Common stocks	5,498,596	$5,498,596	—	—
Preferred securities	34,427,248	28,925,425	4,438,728	$1,063,095
Warrants	30,766	—	30,766	—
Short-term investments	18,426,000	—	18,426,000	—
Total investments in securities	$1,511,193,468	$34,424,021	$1,475,706,352	$1,063,095
Derivatives:
Assets
Forward foreign currency contracts	$12,640	—	$12,640	—
Liabilities
Futures	(40,944)	$(40,944)	—	—
Forward foreign currency contracts	(6,965)	—	(6,965)	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the
36	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, it could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	37

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2021, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended May 31, 2021 were $12,209.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
38	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2021, the fund has a short-term capital loss carryforward of $10,206,711 and a long-term capital loss carryforward of $491,858,441 available to offset future net realized capital gains. These carryforwards do not expire. Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of May 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2021 and 2020 was as follows:
	May 31, 2021	May 31, 2020
Ordinary income	$70,132,025	$56,428,853
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2021, the components of distributable earnings on a tax basis consisted of $9,976,019 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	39

Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended May 31, 2021, the fund used futures contracts to manage against changes in interest rates. The fund held futures contracts with USD notional values ranging up to $26.4 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that
40	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended May 31, 2021, the fund used forward foreign currency contracts to manage against changes in foreign currency exchanges rates. The fund held forward foreign currency contracts with USD notional values ranging from $2.3 million to $13.0 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund's investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
During the year ended May 31, 2021, the fund used purchased options contracts to gain exposure to certain bond markets. The fund held purchased options contracts with market values ranging up to $2.6 million, as measured at each quarter end.There were no open purchased options contracts as of May 31, 2021.
During the year ended May 31, 2021, the fund wrote option contracts to gain exposure to certain bond markets. The fund held written option contracts with market values ranging up to $1.2 million, as measured at each quarter end. There were no open written option contracts as of May 31, 2021.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at May 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	—	$(40,944)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$12,640	(6,965)
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	41

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
			$12,640	$(47,909)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund's investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2021:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Interest rate	$(3,666,769)	$(191,348)	—	$1,542,245	$(2,315,872)
Currency	—	—	$(217,739)	—	(217,739)
Total	$(3,666,769)	$(191,348)	$(217,739)	$1,542,245	$(2,533,611)

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2021:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Interest rate	$(40,944)	—	$(40,944)
Currency	—	$(81,146)	(81,146)
Total	$(40,944)	$(81,146)	$(122,090)
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
42	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor on an annual basis, equal to the sum of: (a) 0.6250% of the first $75 million of the fund’s average daily net assets, (b) 0.5625% of the next $75 million of the fund’s average daily net assets, (c) 0.5000% of the next $350 million of the fund’s average daily net assets, (d) 0.4750% of the next $2 billion of the fund’s average daily net assets and (e) 0.4500% of the fund’s average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 0.72% for Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly, prime brokerage fees, borrowing costs and short dividend expense. The current expense limitation agreement for Class I will expire on September 30, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$21,693
Class B	24
Class C	2,512
Class I	7,474
Class	Expense reduction
Class R6	$2,062
Class NAV	76,797
Total	$110,562

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2021, were equivalent to a net annual effective rate of 0.49% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2021, amounted to an annual rate of 0.02% of the fund's average daily net assets.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	43

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class B was redesignated during the period. Refer to Note 6 for further details.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $205,343 for the year ended May 31, 2021. Of this amount, $29,329 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $176,014 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2021, CDSCs received by the Distributor amounted to $1,227 and $758 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$686,049	$322,266
Class B	3,416	407
Class C	323,407	38,102
Class I	—	112,049
Class R6	—	2,881
Total	$1,012,872	$475,705
44	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended May 31, 2021 and 2020 were as follows:
	Year Ended 5-31-21		Year Ended 5-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	18,036,487	$60,879,670	13,105,799	$43,996,415
Distributions reinvested	3,582,302	12,055,927	4,221,346	14,006,662
Repurchased	(21,010,529)	(70,602,720)	(26,176,469)	(84,792,428)
Net increase (decrease)	608,260	$2,332,877	(8,849,324)	$(26,789,351)
Class B shares
Sold	7,761	$25,837	16,852	$57,502
Distributions reinvested	3,437	11,238	25,486	85,525
Repurchased	(340,828)	(1,127,345)	(591,194)	(1,961,774)
Net decrease	(329,630)	$(1,090,270)	(548,856)	$(1,818,747)
Class C shares
Sold	496,037	$1,656,919	674,719	$2,243,300
Distributions reinvested	379,696	1,272,274	618,995	2,057,767
Repurchased	(5,967,394)	(20,038,642)	(5,322,470)	(17,606,302)
Net decrease	(5,091,661)	$(17,109,449)	(4,028,756)	$(13,305,235)
Class I shares
Sold	24,519,225	$82,610,466	10,771,370	$35,954,900
Distributions reinvested	1,400,509	4,699,369	1,669,462	5,535,701
Repurchased	(26,085,310)	(87,876,867)	(13,153,072)	(42,757,389)
Net decrease	(165,576)	$(567,032)	(712,240)	$(1,266,788)
Class R6 shares
Sold	2,984,772	$10,056,478	2,494,720	$8,322,014
Distributions reinvested	383,781	1,290,327	362,237	1,196,624
Repurchased	(1,572,455)	(5,260,011)	(1,808,882)	(5,922,858)
Net increase	1,796,098	$6,086,794	1,048,075	$3,595,780
Class NAV shares
Sold	126,343,005	$422,680,311	67,641,176	$214,554,404
Distributions reinvested	14,723,669	49,586,794	9,510,970	31,447,831
Repurchased	(50,515,944)	(172,668,004)	(23,063,052)	(75,889,628)
Net increase	90,550,730	$299,599,101	54,089,094	$170,112,607
Total net increase	87,368,221	$289,252,021	40,997,993	$130,528,266
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	45

Affiliates of the fund owned 1%, 7% and 100% of shares of Class I, Class R6 and Class NAV, respectively, on May 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount shares repurchased of the terminated class and the amount shares sold of the redesignated class.
Redesignation	Effective date	Amount
Class B shares as Class A shares	October 14, 2020	$728,644
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $1,319,896,916 and $980,539,643, respectively, for the year ended May 31, 2021. Purchases and sales of U.S. Treasury obligations aggregated $8,016,094 and $8,098,906, respectively, for the year ended May 31, 2021.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2021, funds within the John Hancock group of funds complex held 69.3% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Portfolio/Fund	Affiliated Concentration
JHF II Multimanager Lifestyle Balanced Portfolio	23.0%
JHF II Multimanager Lifestyle Growth Portfolio	12.5%
JHF II Multimanager Lifestyle Conservative Portfolio	10.5%
JHF II Multimanager Lifestyle Moderate Portfolio	10.0%
Note 9—Restricted securities
The fund may hold restricted securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at May 31, 2021:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
Glasstech, Inc., Series A	10-31-08	$449,145	143	—	—	143	0.0%*	$85,800
Glasstech, Inc., Series B	10-31-08	3,563,982	4,475	—	—	4,475	0.1%	977,295
								$1,063,095

*	Less than 0.05%.
Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging
46	JOHN HANCOCK High Yield Fund | ANNUAL REPORT

banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates before the end of 2021. Regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of secured overnight US Treasury repo rates, but there is no definitive information regarding the future utilization of any particular replacement rate.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
ANNUAL REPORT | JOHN HANCOCK High Yield Fund	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock High Yield Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statements of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
48	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	49

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock High Yield Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
50	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	51

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
52	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	53

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
54	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
ANNUAL REPORT | JOHN HANCOCK HIGH YIELD FUND	55

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg2
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
John F. Addeo, CFA
Dennis F. McCafferty, CFA
Caryn E. Rothman, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
56	JOHN HANCOCK HIGH YIELD FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1674174	57A 5/21
7/2021

Annual report
John Hancock
ESG Core Bond Fund
ESG
May 31, 2021

A message to shareholders
Dear shareholder,
While stocks rebounded from the multiple challenges faced in 2020 to post gains for the 12 months ended May 31, 2021, the results for bonds were much more mixed. Overall, bond markets saw a sharp increase in yields and a steeper yield curve during the period. The generally positive news flow pressured U.S. Treasuries by raising the prospect of inflation and causing investors to question whether the U.S. Federal Reserve would need to begin hiking interest rates sooner than expected. The credit-oriented segments of the market—including investment-grade and high-yield corporate bonds—outperformed government issues. Both categories were helped by the improving outlook for economic growth and corporate earnings, as well as investors’ elevated demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
ESG Core Bond Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
19	Financial statements
22	Financial highlights
25	Notes to financial statements
33	Report of independent registered public accounting firm
34	Tax information
35	Statement Regarding Liquidity Risk Management
37	Trustees and Officers
41	More information
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2021 (%)

The Bloomberg Barclays U.S. Intermediate Government/Credit Index is an unmanaged index comprised of the intermediate-term investment grade, US dollar-denominated U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Investment-grade bonds experienced a small loss for the period
Concerns that rising inflation may prompt the U.S. Federal Reserve to raise interest rates weighed heavily on U.S. Treasuries, offsetting gains for corporates and depressing the return of the Bloomberg Barclays Intermediate U.S. Government/Credit Index.
The fund underperformed its benchmark
An overweight in bonds with maturities of seven to nine years pressured results due to the steepening of the yield curve.
Asset allocation contributed
An overweight in corporate bonds helped performance, as did an underweight in U.S. Treasuries.
PORTFOLIO COMPOSITION AS OF 5/31/2021 (% of net assets)

QUALITY COMPOSITION AS OF 5/31/2021 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	3

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-21 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund's prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund's performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Manager’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2021?
While the fund's benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Index, delivered a positive return in the period, there was a wide disparity in performance between the two asset categories represented in the index. On one hand, U.S. Treasuries—particularly longer-term issues—finished with negative returns. Treasuries were hurt by the combination of accelerating economic growth and rising inflation, which raised concerns that the U.S. Federal Reserve would need to tighten its monetary policy sooner than investors had been expecting. Agency mortgage-backed securities (MBS), which were affected by both the slump in U.S. Treasuries and faster mortgage prepayments, also lagged. On the other hand, corporate bonds produced gains.
In addition to being propelled by the improvements in economic growth and corporate earnings, the category was aided by a recovery in investors’ appetites for both risk and yield. Securitized assets, which aren't represented in the index, posted a gain but didn't keep pace with corporates.
What elements of the fund’s positioning helped and hurt results?
Yield curve positioning had a negative effect on performance due to an overweight in bonds with maturities of seven to nine years. The portfolio's underweight in BBB-rated corporate issues (the lowest-rated tier of the investment-grade category) also detracted given that lower-quality debt outperformed. The fund’s higher-quality bias was most evident in the banking and insurance sectors. These factors were partially offset by favorable selection in taxable municipal bonds, which benefited from robust demand from crossover buyers.
The portfolio's overweight in corporates and sizable underweight in U.S. Treasuries made a strong contribution to results, while an off-benchmark allocation to securitized assets detracted.
How would you characterize your portfolio activity?
We kept the fund’s duration (interest-rate sensitivity) in a range from modestly short to neutral throughout the period, based on our belief that prevailing yields would rise gradually given the backdrop of accelerating economic growth. The portfolio’s duration remained below that of the benchmark at period end.
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	5

In terms of allocation shifts, our most notable move was to increase the fund’s weighting in corporates. We're typically overweight in this segment of the market, and we expanded the overweight over the course of the year. The largest increase occurred in the BBB tier, where we saw compelling relative values. Our decision to add to the fund’s weighting in this area proved correct given the sizable outperformance of lower-quality debt.
We funded these moves, in part, by reducing the portfolio’s allocation to Treasuries and taxable municipal bonds. Yield spreads on taxable munis tightened considerably, causing valuations to become less compelling.
As always, we continued to take steps designed to strengthen the ESG component of our strategy. The most notable change occurred in agency MBS and corporate MBS, where we incorporated factors related to housing affordability, poverty rates, and home ownership rates in determining eligibility for the fund. We also continue to monitor the corporate bond portfolio for factors that include low carbon footprint, sustainability, and diversity.
MANAGED BY

Jeffrey Glenn, CFA
Matthew C. Buscone
Sara Chanda
Khurram Gillani
The views expressed in this report are exclusively those of the portfolio management team at Breckinridge Capital Advisors and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2021

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge	SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	Since inception (12-14-16)	Since inception (12-14-16)	as of 5-31-21	as of 5-31-21
Class A	-4.00	1.97	9.09	0.20	-0.04
Class I1	0.34	3.17	14.96	0.48	0.23
Class R6[1]	0.35	3.28	15.50	0.58	0.33
Index††	0.73	3.43	16.23	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4%. Sales charges are not applicable to Class I and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class I	Class R6
Gross (%)	1.15	0.90	0.79
Net (%)	0.87	0.62	0.51
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg Barclays U.S. Intermediate Government/Credit Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG Core Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg Barclays U.S. Intermediate Government/Credit Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1	12-14-16	11,496	11,496	11,623
Class R6[1]	12-14-16	11,550	11,550	11,623
The Bloomberg Barclays U.S. Intermediate Government/Credit Index is an unmanaged index comprised of the intermediate-term investment grade, US dollar-denominated U.S. government bonds, U.S. corporate bonds, and Yankee bonds.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund's prospectus.
8	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2020, with the same investment held until May 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2020, with the same investment held until May 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2020	Ending value on 5-31-2021	Expenses paid during period ended 5-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$988.10	$4.31	0.87%
	Hypothetical example	1,000.00	1,020.60	4.38	0.87%
Class I	Actual expenses/actual returns	1,000.00	989.50	3.03	0.61%
	Hypothetical example	1,000.00	1,021.90	3.07	0.61%
Class R6	Actual expenses/actual returns	1,000.00	990.00	2.53	0.51%
	Hypothetical example	1,000.00	1,022.40	2.57	0.51%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-21
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 29.0%				$18,358,181
(Cost $17,984,694)
U.S. Government 21.0%				13,284,485
U.S. Treasury
Note	0.125	12-31-22	1,300,000	1,300,203
Note	0.125	08-15-23	850,000	849,070
Note	0.750	01-31-28	300,000	291,188
Note	0.875	11-15-30	600,000	563,063
Note	1.625	02-15-26	1,400,000	1,456,711
Note	2.000	02-15-23	1,500,000	1,547,576
Note	2.000	02-15-25	650,000	686,029
Note	2.250	11-15-24	700,000	743,723
Note	2.250	02-15-27	1,350,000	1,444,816
Note	2.375	04-30-26	350,000	376,824
Note	2.500	05-15-24	700,000	745,418
Note	2.750	04-30-23	500,000	524,883
Note	2.750	11-15-23	1,200,000	1,274,484
Note	2.750	06-30-25	400,000	435,094
Note	2.750	02-15-28	250,000	275,020
Note	3.000	09-30-25	700,000	770,383
U.S. Government Agency 8.0%				5,073,696
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	3.000	02-01-32	185,913	196,994
15 Yr Pass Thru	3.000	03-01-32	521,232	552,462
15 Yr Pass Thru	3.500	03-01-30	217,732	234,161
15 Yr Pass Thru	3.500	04-01-32	432,323	465,620
15 Yr Pass Thru	4.000	05-01-33	188,122	200,655
30 Yr Pass Thru	3.500	03-01-48	297,683	316,354
Federal National Mortgage Association
15 Yr Pass Thru	3.500	01-01-32	248,815	267,978
15 Yr Pass Thru	3.500	11-01-34	141,154	151,275
15 Yr Pass Thru	4.000	05-01-33	309,242	336,029
30 Yr Pass Thru	3.000	05-01-48	241,700	260,920
30 Yr Pass Thru	3.000	07-01-50	188,637	199,011
30 Yr Pass Thru	3.500	02-01-45	135,579	146,656
30 Yr Pass Thru	3.500	09-01-46	333,232	358,063
30 Yr Pass Thru	3.500	07-01-47	208,377	221,105
30 Yr Pass Thru	4.000	07-01-44	113,437	124,434
30 Yr Pass Thru	4.000	10-01-47	295,949	324,546
30 Yr Pass Thru	4.500	01-01-46	273,239	301,371
30 Yr Pass Thru	4.500	03-01-47	132,089	144,822

30 Yr Pass Thru	5.000	11-01-39	236,707	271,240
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	11

	Rate (%)	Maturity date	Par value^	Value

Corporate bonds 48.4%				$30,605,278
(Cost $29,639,505)
Communication services 3.0%				1,878,289
Diversified telecommunication services 1.7%
AT&T, Inc.	4.125	02-17-26	290,000	327,779
AT&T, Inc.	4.300	02-15-30	200,000	227,679
Verizon Communications, Inc.	1.500	09-18-30	192,000	180,408
Verizon Communications, Inc.	4.329	09-21-28	275,000	316,073
Entertainment 0.5%
The Walt Disney Company	2.000	09-01-29	315,000	313,616
Media 0.8%
Comcast Corp.	3.150	03-01-26	295,000	322,027
Comcast Corp.	3.400	04-01-30	175,000	190,707
Consumer discretionary 2.5%				1,574,795
Automobiles 0.4%
American Honda Finance Corp.	0.650	09-08-23	270,000	272,011
Hotels, restaurants and leisure 0.5%
Starbucks Corp.	3.500	03-01-28	275,000	303,519
Specialty retail 1.2%
Lowe's Companies, Inc.	3.650	04-05-29	295,000	325,758
The Home Depot, Inc.	2.950	06-15-29	200,000	215,676
The Home Depot, Inc.	3.350	09-15-25	200,000	220,089
Textiles, apparel and luxury goods 0.4%
NIKE, Inc.	2.750	03-27-27	220,000	237,742
Consumer staples 3.6%				2,256,156
Beverages 1.7%
Anheuser-Busch Companies LLC	3.650	02-01-26	325,000	359,957
Anheuser-Busch InBev Worldwide, Inc.	4.750	01-23-29	150,000	176,855
Keurig Dr. Pepper, Inc.	2.250	03-15-31	187,000	184,868
PepsiCo, Inc.	2.750	03-19-30	305,000	325,072
Food products 0.6%
General Mills, Inc.	3.150	12-15-21	375,000	378,139
Household products 0.7%
Kimberly-Clark Corp.	3.200	04-25-29	200,000	219,830
The Clorox Company	3.900	05-15-28	200,000	225,754
Personal products 0.6%
The Estee Lauder Companies, Inc.	3.150	03-15-27	350,000	385,681
Energy 2.9%				1,805,722
Energy equipment and services 0.4%
Schlumberger Investment SA	3.650	12-01-23	250,000	267,894
12	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels 2.5%
Enbridge, Inc.	4.250	12-01-26	285,000	$320,977
Equinor ASA	2.650	01-15-24	200,000	211,360
Equinor ASA	3.125	04-06-30	210,000	225,537
Shell International Finance BV	2.375	11-07-29	150,000	154,016
Shell International Finance BV	3.250	05-11-25	200,000	218,344
The Williams Companies, Inc.	3.500	11-15-30	175,000	187,546
Total Capital International SA	3.455	02-19-29	200,000	220,048
Financials 15.2%				9,604,863
Banks 9.7%
African Development Bank	0.750	04-03-23	300,000	302,879
Bank of America Corp. (1.898% to 7-23-30, then SOFR + 1.530%)	1.898	07-23-31	565,000	539,902
Bank of America Corp.	3.248	10-21-27	175,000	190,329
Bank of America Corp. (3.419% to 12-20-27, then 3 month LIBOR + 1.040%)	3.419	12-20-28	200,000	218,504
Bank of Montreal	2.050	11-01-22	150,000	153,868
BNP Paribas SA	3.250	03-03-23	430,000	452,936
Citigroup, Inc. (2.976% to 11-5-29, then SOFR + 1.422%)	2.976	11-05-30	200,000	209,258
Citigroup, Inc.	3.200	10-21-26	350,000	380,334
International Bank for Reconstruction & Development	0.625	04-22-25	320,000	320,117
JPMorgan Chase & Co.	3.300	04-01-26	470,000	515,968
JPMorgan Chase & Co. (3.702% to 5-6-29, then 3 month LIBOR + 1.160%)	3.702	05-06-30	180,000	199,437
JPMorgan Chase & Co. (4.452% to 12-5-28, then 3 month LIBOR + 1.330%)	4.452	12-05-29	200,000	231,290
KeyCorp	2.550	10-01-29	201,000	207,840
Royal Bank of Canada	1.950	01-17-23	255,000	262,119
The Bank of Nova Scotia	1.950	02-01-23	245,000	251,770
The PNC Financial Services Group, Inc.	3.500	01-23-24	495,000	533,415
The Toronto-Dominion Bank	0.750	09-11-25	413,000	409,884
U.S. Bancorp	2.375	07-22-26	300,000	317,628
Westpac Banking Corp.	1.150	06-03-26	415,000	414,694
Capital markets 3.0%
Intercontinental Exchange, Inc.	3.750	12-01-25	295,000	327,480
Morgan Stanley (1.593% to 5-4-26, then SOFR + 0.879%)	1.593	05-04-27	435,000	438,994
Morgan Stanley	4.000	07-23-25	200,000	223,610
State Street Corp. (2.354% to 11-1-24, then SOFR + 0.940%)	2.354	11-01-25	250,000	264,332
The Bank of New York Mellon Corp.	2.950	01-29-23	125,000	130,457
The Goldman Sachs Group, Inc. (1.992% to 1-27-31, then SOFR + 1.090%)	1.992	01-27-32	350,000	334,113
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
The Goldman Sachs Group, Inc. (3.814% to 4-23-28, then 3 month LIBOR + 1.158%)	3.814	04-23-29	150,000	$166,229
Consumer finance 0.5%
American Express Company	2.750	05-20-22	305,000	311,887
Insurance 2.0%
Aon Corp.	2.800	05-15-30	323,000	334,086
Chubb INA Holdings, Inc.	1.375	09-15-30	170,000	159,315
Lincoln National Corp.	3.050	01-15-30	205,000	215,353
Marsh & McLennan Companies, Inc.	2.750	01-30-22	280,000	284,083
Prudential Financial, Inc.	1.500	03-10-26	110,000	112,010
Prudential Financial, Inc.	3.500	05-15-24	175,000	190,742
Health care 7.5%				4,761,121
Biotechnology 1.5%
AbbVie, Inc.	3.600	05-14-25	210,000	229,639
AbbVie, Inc.	4.250	11-14-28	222,000	255,678
Amgen, Inc.	2.200	02-21-27	310,000	322,786
Amgen, Inc.	2.650	05-11-22	100,000	101,870
Health care equipment and supplies 0.5%
Abbott Laboratories	2.950	03-15-25	291,000	313,818
Health care providers and services 3.3%
Anthem, Inc.	2.875	09-15-29	150,000	157,461
Anthem, Inc.	3.650	12-01-27	330,000	367,772
CVS Health Corp.	3.875	07-20-25	265,000	293,709
CVS Health Corp.	4.300	03-25-28	230,000	263,552
Seattle Children's Hospital	1.208	10-01-27	325,000	317,317
UnitedHealth Group, Inc.	3.350	07-15-22	250,000	258,788
UnitedHealth Group, Inc.	3.750	07-15-25	200,000	222,794
UnitedHealth Group, Inc.	3.875	12-15-28	200,000	229,315
Life sciences tools and services 0.5%
Thermo Fisher Scientific, Inc.	4.497	03-25-30	280,000	329,601
Pharmaceuticals 1.7%
Bristol-Myers Squibb Company	0.750	11-13-25	340,000	338,104
Merck & Company, Inc.	3.400	03-07-29	285,000	316,837
Novartis Capital Corp.	3.000	11-20-25	275,000	299,514
Zoetis, Inc.	3.250	02-01-23	137,000	142,566
Industrials 3.0%				1,927,164
Aerospace and defense 1.0%
Lockheed Martin Corp.	3.550	01-15-26	250,000	277,674
Northrop Grumman Corp.	2.930	01-15-25	350,000	374,406
14	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Building products 0.3%
Carrier Global Corp.	2.242	02-15-25	182,000	$190,283
Commercial services and supplies 0.4%
Waste Management, Inc.	2.400	05-15-23	225,000	233,155
Machinery 1.0%
Caterpillar, Inc.	3.400	05-15-24	300,000	324,634
John Deere Capital Corp.	2.250	09-14-26	285,000	301,928
Road and rail 0.3%
Union Pacific Corp.	2.750	03-01-26	210,000	225,084
Information technology 1.9%				1,181,568
IT services 0.5%
Mastercard, Inc.	3.350	03-26-30	265,000	294,479
Semiconductors and semiconductor equipment 0.5%
Intel Corp.	2.450	11-15-29	140,000	145,299
Texas Instruments, Inc.	2.250	09-04-29	145,000	148,618
Software 0.5%
Microsoft Corp.	2.700	02-12-25	300,000	322,587
Technology hardware, storage and peripherals 0.4%
Apple, Inc.	2.850	02-23-23	260,000	270,585
Materials 2.0%				1,261,047
Chemicals 1.6%
Air Products and Chemicals, Inc.	1.850	05-15-27	310,000	318,739
Eastman Chemical Company	4.500	12-01-28	165,000	191,407
Ecolab, Inc.	3.250	01-14-23	255,000	265,792
The Dow Chemical Company	3.625	05-15-26	210,000	232,514
Containers and packaging 0.4%
WRKCo, Inc.	3.750	03-15-25	115,000	126,418
WRKCo, Inc.	4.650	03-15-26	110,000	126,177
Real estate 2.9%				1,864,527
Equity real estate investment trusts 2.9%
Alexandria Real Estate Equities, Inc.	4.900	12-15-30	220,000	263,940
American Tower Corp.	3.375	10-15-26	180,000	196,551
AvalonBay Communities, Inc.	2.950	09-15-22	350,000	360,126
Boston Properties LP	3.800	02-01-24	200,000	215,141
Equinix, Inc.	3.200	11-18-29	169,000	178,578
Healthpeak Properties, Inc.	3.000	01-15-30	240,000	250,380
Prologis LP	1.250	10-15-30	170,000	157,205
Simon Property Group LP	3.375	10-01-24	225,000	242,606
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value
Utilities 3.9%				$2,490,026
Electric utilities 3.5%
American Electric Power Company, Inc.	1.000	11-01-25	240,000	238,680
DTE Electric Company	2.250	03-01-30	150,000	152,132
Eversource Energy	1.650	08-15-30	180,000	169,105
Florida Power & Light Company	2.850	04-01-25	120,000	128,986
MidAmerican Energy Company	3.100	05-01-27	275,000	302,592
National Rural Utilities Cooperative Finance Corp.	1.350	03-15-31	257,000	234,763
NextEra Energy Capital Holdings, Inc.	2.250	06-01-30	385,000	383,453
NSTAR Electric Company	3.200	05-15-27	125,000	137,088
Xcel Energy, Inc.	4.000	06-15-28	425,000	479,776
Multi-utilities 0.4%

Sempra Energy	3.550	06-15-24	245,000	263,451
Municipal bonds 9.1%				$5,755,095
(Cost $5,534,912)
Bloomfield Township Board of Education (New Jersey)	1.523	09-01-27	155,000	152,481
California Health Facilities Financing Authority	1.829	06-01-29	250,000	248,019
California State University	1.740	11-01-30	210,000	205,906
City of New York	2.260	03-01-22	385,000	390,613
City of San Francisco Public Utilities Commission Water Revenue (California)	2.806	11-01-23	250,000	264,606
Gateway School District Alleghany County (Pennsylvania)	1.887	07-15-22	325,000	330,687
Geisinger Authority (Pennsylvania)	1.680	04-01-24	165,000	166,328
Jackson State University Educational Building Corp. (Mississippi)	2.720	03-01-23	295,000	304,186
Kent Hospital Finance Authority (Michigan)	2.821	07-15-29	310,000	324,209
Montgomery County Economic Development Authority (Maryland)	2.202	06-01-24	195,000	204,508
Montgomery County Economic Development Authority (Maryland)	2.342	06-01-25	95,000	100,607
Municipal Improvement Corp. of Los Angeles (California)	1.341	11-01-26	270,000	269,862
New Mexico Finance Authority	2.287	06-15-21	195,000	195,151
New York City Housing Development Corp.	2.416	05-01-24	325,000	343,054
New York City Transitional Finance Authority Future Tax Secured Revenue	2.150	05-01-25	350,000	368,504
Passaic Valley Water Commission (New Jersey)	2.739	12-15-25	275,000	294,631
Santa Rosa Regional Resources Authority (California)	2.900	08-01-25	200,000	217,158
State Board of Administration Finance Corp. (Florida)	1.258	07-01-25	270,000	273,225
Tennessee State School Bond Authority	2.054	11-01-21	460,000	463,709
Texas State University System	3.277	03-15-27	200,000	221,942

University of North Texas System	3.357	04-15-27	375,000	415,709
16	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Collateralized mortgage obligations 5.6%				$3,573,038
(Cost $3,533,842)
U.S. Government Agency 5.6%				3,573,038
Federal Home Loan Mortgage Corp.
Series 4656, Class EA	4.000	09-15-42	172,967	179,567
Series K028, Class A2	3.111	02-25-23	340,000	354,254
Series K036, Class A2 (A)	3.527	10-25-23	237,000	253,373
Series K724, Class A2 (A)	3.062	11-25-23	302,000	318,627
Series K725, Class A2	3.002	01-25-24	617,000	654,715
Federal National Mortgage Association
Series 2012-68, Class GU	1.750	05-25-31	364,000	370,564
Series 2012-M3, Class 1A2	3.044	01-25-22	206,915	209,569
Series 2013-135, Class KM	2.500	03-25-28	130,386	133,339
Series 2015-46, Class BA	3.000	05-25-41	172,687	175,066
Series 2015-M4, Class AV2 (A)	2.509	07-25-22	206,065	207,859
Series 2016-36, Class BC	2.500	03-25-43	244,635	249,765
Series 2017-M10, Class AV2 (A)	2.553	07-25-24	291,117	306,518

Series 2017-M13, Class A2 (A)	2.932	09-25-27	145,311	159,822
Asset backed securities 6.6%				$4,143,128
(Cost $4,154,473)
Asset backed securities 6.6%				4,143,128
Chase Issuance Trust
Series 2020-A1, Class A1	1.530	01-15-25	367,000	375,010
Ford Credit Auto Owner Trust
Series 2018-B, Class A3	3.240	04-15-23	209,333	211,415
Series 2019-C, Class A3	1.870	03-15-24	174,000	176,115
Series 2021-A, Class A3	0.300	08-15-25	144,000	144,088
GM Financial Consumer Automobile Receivables Trust
Series 2020-3, Class A3	0.450	04-16-25	206,000	206,724
Series 2021-2, Class A3	0.510	04-16-26	134,000	134,497
Honda Auto Receivables Owner Trust
Series 2019-4, Class A3	1.830	01-18-24	240,000	243,240
Series 2021-1, Class A3	0.270	04-21-25	88,000	88,045
U.S. Small Business Administration
Series 2011-20B, Class 1	4.220	02-01-31	238,912	259,267
Series 2012-20K, Class 1	2.090	11-01-32	272,358	281,466
Series 2013-20C, Class 1	2.220	03-01-33	440,263	451,124
Series 2015-20I, Class 1	2.820	09-01-35	275,611	290,962
Series 2016-20B, Class 1	2.270	02-01-36	263,211	279,086
Series 2016-20F, Class 1	2.180	06-01-36	212,828	223,039
Series 2016-20J, Class 1	2.210	10-01-36	78,575	82,317
Series 2017-20H, Class 1	2.750	08-01-37	151,028	161,465
Series 2020-20H, Class 1	0.900	08-01-40	168,268	164,156
Series 2020-20I, Class 1	1.050	09-01-40	180,753	177,906
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	17

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Verizon Master Trust
Series 2021-1, Class A	0.500	05-20-27	193,000	$193,206

	Yield (%)	Shares	Value
Short-term investments 3.2%			$2,025,593
(Cost $2,025,593)
Short-term funds 3.2%			2,025,593
JPMorgan U.S. Government Money Market Fund, Institutional Class	0.0260(B)	2,025,593	2,025,593

Total investments (Cost $62,873,019) 101.9%	$64,460,313
Other assets and liabilities, net (1.9%)	(1,200,714)
Total net assets 100.0%	$63,259,599

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(B)	The rate shown is the annualized seven-day yield as of 5-31-21.
At 5-31-21, the aggregate cost of investments for federal income tax purposes was $63,073,951. Net unrealized appreciation aggregated to $1,386,362, of which $1,672,451 related to gross unrealized appreciation and $286,089 related to gross unrealized depreciation.
18	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-21

Assets
Unaffiliated investments, at value (Cost $62,873,019)	$64,460,313
Cash	23,572
Interest receivable	321,376
Receivable for fund shares sold	10,152
Receivable from affiliates	1,352
Other assets	28,202
Total assets	64,844,967
Liabilities
Distributions payable	100,536
Payable for investments purchased	1,394,496
Payable for fund shares repurchased	6,972
Payable to affiliates
Accounting and legal services fees	1,932
Transfer agent fees	6,124
Trustees' fees	58
Other liabilities and accrued expenses	75,250
Total liabilities	1,585,368
Net assets	$63,259,599
Net assets consist of
Paid-in capital	$61,474,228
Total distributable earnings (loss)	1,785,371
Net assets	$63,259,599

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,441,382 ÷ 138,677 shares)[1]	$10.39
Class I ($60,872,209 ÷ 5,858,301 shares)	$10.39
Class R6 ($946,008 ÷ 91,018 shares)	$10.39
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.82

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	19

STATEMENT OF OPERATIONS For the year ended  5-31-21

Investment income
Interest	$1,393,030
Expenses
Investment management fees	291,720
Distribution and service fees	6,358
Accounting and legal services fees	11,263
Transfer agent fees	75,194
Trustees' fees	1,334
Custodian fees	37,610
State registration fees	59,588
Printing and postage	14,659
Professional fees	57,786
Other	15,974
Total expenses	571,486
Less expense reductions	(165,729)
Net expenses	405,757
Net investment income	987,273
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	1,327,772
1,327,772
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(2,116,541)
(2,116,541)
Net realized and unrealized loss	(788,769)
Increase in net assets from operations	$198,504
20	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-21	Year ended 5-31-20
Increase (decrease) in net assets
From operations
Net investment income	$987,273	$1,251,576
Net realized gain	1,327,772	560,259
Change in net unrealized appreciation (depreciation)	(2,116,541)	2,664,528
Increase in net assets resulting from operations	198,504	4,476,363
Distributions to shareholders
From earnings
Class A	(52,304)	(106,744)
Class I	(1,675,075)	(1,261,117)
Class R6	(23,352)	(38,814)
Total distributions	(1,750,731)	(1,406,675)
From fund share transactions	173,478	(8,100)
Total increase (decrease)	(1,378,749)	3,061,588
Net assets
Beginning of year	64,638,348	61,576,760
End of year	$63,259,599	$64,638,348
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	21

Financial highlights
CLASS A SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17[1]
Per share operating performance
Net asset value, beginning of period	$10.65	$10.14	$9.85	$10.16	$10.00
Net investment income[2]	0.15	0.18	0.18	0.14	0.06
Net realized and unrealized gain (loss) on investments	(0.15)	0.54	0.31	(0.27)	0.17
Total from investment operations	—	0.72	0.49	(0.13)	0.23
Less distributions
From net investment income	(0.18)	(0.21)	(0.20)	(0.17)	(0.07)
From net realized gain	(0.08)	—	—	(0.01)	—
Total distributions	(0.26)	(0.21)	(0.20)	(0.18)	(0.07)
Net asset value, end of period	$10.39	$10.65	$10.14	$9.85	$10.16
Total return (%)[3,4]	(0.03)	7.16	5.04	(1.31)	2.35[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$6	$5	$5	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.15	1.12	1.39	2.02[6]
Expenses including reductions	0.87	0.87	0.86	0.86	0.87[6]
Net investment income	1.37	1.76	1.81	1.40	1.31[6]
Portfolio turnover (%)	50	34	37	83	61

[1]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
22	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17[1]
Per share operating performance
Net asset value, beginning of period	$10.64	$10.14	$9.85	$10.16	$10.00
Net investment income[2]	0.16	0.21	0.20	0.16	0.07
Net realized and unrealized gain (loss) on investments	(0.12)	0.52	0.31	(0.27)	0.18
Total from investment operations	0.04	0.73	0.51	(0.11)	0.25
Less distributions
From net investment income	(0.21)	(0.23)	(0.22)	(0.19)	(0.09)
From net realized gain	(0.08)	—	—	(0.01)	—
Total distributions	(0.29)	(0.23)	(0.22)	(0.20)	(0.09)
Net asset value, end of period	$10.39	$10.64	$10.14	$9.85	$10.16
Total return (%)[3]	0.34	7.32	5.29	(1.06)	2.47[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$61	$58	$55	$48	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.90	0.89	1.14	1.76[5]
Expenses including reductions	0.62	0.62	0.63	0.61	0.61[5]
Net investment income	1.53	2.01	2.05	1.65	1.58[5]
Portfolio turnover (%)	50	34	37	83	61

[1]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	23

CLASS R6 SHARES Period ended	5-31-21	5-31-20	5-31-19	5-31-18	5-31-17[1]
Per share operating performance
Net asset value, beginning of period	$10.65	$10.14	$9.85	$10.16	$10.00
Net investment income[2]	0.17	0.22	0.21	0.18	0.08
Net realized and unrealized gain (loss) on investments	(0.13)	0.54	0.31	(0.28)	0.17
Total from investment operations	0.04	0.76	0.52	(0.10)	0.25
Less distributions
From net investment income	(0.22)	(0.25)	(0.23)	(0.20)	(0.09)
From net realized gain	(0.08)	—	—	(0.01)	—
Total distributions	(0.30)	(0.25)	(0.23)	(0.21)	(0.09)
Net asset value, end of period	$10.39	$10.65	$10.14	$9.85	$10.16
Total return (%)[3]	0.35	7.54	5.41	(0.96)	2.52[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$2	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.79	0.77	1.05	1.67[5]
Expenses including reductions	0.51	0.51	0.51	0.51	0.52[5]
Net investment income	1.63	2.13	2.16	1.75	1.67[5]
Portfolio turnover (%)	50	34	37	83	61

[1]	Period from 12-14-16 (commencement of operations) to 5-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
24	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock ESG Core Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or
ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	25

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of May 31, 2021, by major security category or type:
	Total value at 5-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$18,358,181	—	$18,358,181	—
Corporate bonds	30,605,278	—	30,605,278	—
Municipal bonds	5,755,095	—	5,755,095	—
Collateralized mortgage obligations	3,573,038	—	3,573,038	—
Asset backed securities	4,143,128	—	4,143,128	—
Short-term investments	2,025,593	$2,025,593	—	—
Total investments in securities	$64,460,313	$2,025,593	$62,434,720	—
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund's income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund's cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
26	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2021, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended May 31, 2021 were $5,908.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of May 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2021 and 2020 was as follows:
	May 31, 2021	May 31, 2020
Ordinary income	$1,285,355	$1,406,675
Long-term capital gains	465,376	—
Total	$1,750,731	$1,406,675
ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	27

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2021, the components of distributable earnings on a tax basis consisted of $121,365 of undistributed ordinary income and $378,179 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to distributions payable and amortization and accretion on debt securities.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.450% of the first $250 million of the fund’s average daily net assets, and (b) 0.400% of the fund’s average daily net assets in excess of $250 million. If net assets exceed $250 million, then the advisory fee to be paid is 0.400% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Breckinridge Capital Advisors, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.500% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on September 30, 2022, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
28	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

For the year ended May 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$6,745
Class I	156,832
Class	Expense reduction
Class R6	$2,152
Total	$165,729

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2021, were equivalent to a net annual effective rate of 0.19% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2021, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $7,783 for the year ended May 31, 2021. Of this amount, $1,227 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $6,556 was paid as sales commissions to broker-dealers.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2021, there were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	29

Class level expenses. Class level expenses for the year ended May 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$6,358	$3,018
Class I	—	72,080
Class R6	—	96
Total	$6,358	$75,194
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended May 31, 2021 and 2020 were as follows:
	Year Ended 5-31-21		Year Ended 5-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	104,481	$1,102,487	49,821	$517,107
Distributions reinvested	2,383	25,189	1,255	13,024
Repurchased	(498,228)	(5,328,970)	(28,755)	(299,247)
Net increase (decrease)	(391,364)	$(4,201,294)	22,321	$230,884
Class I shares
Sold	902,203	$9,554,151	507,996	$5,277,580
Distributions reinvested	37,134	392,657	21,155	219,133
Repurchased	(536,016)	(5,608,144)	(487,988)	(5,030,251)
Net increase	403,321	$4,338,664	41,163	$466,462
Class R6 shares
Sold	25,146	$266,359	95,587	$996,177
Distributions reinvested	2,208	23,354	502	5,279
Repurchased	(23,751)	(253,605)	(161,589)	(1,706,902)
Net increase (decrease)	3,603	$36,108	(65,500)	$(705,446)
Total net increase (decrease)	15,560	$173,478	(2,016)	$(8,100)
Affiliates of the fund owned 76% of shares of Class I on May 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $18,136,053 and $17,992,928, respectively, for the year ended May 31, 2021. Purchases and sales of U.S. Treasury obligations aggregated $13,483,806 and $13,600,308, respectively, for the year ended May 31, 2021.
30	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Investing primarily in responsible investments carries the risk that the fund may underperform funds that do not utilize a responsible investment strategy. The fund's environmental, social, and governance (ESG) policy could cause it to perform differently than similar funds that do not have such a policy. Successful application of the fund's responsible investment strategy will depend on the subadvisor's skill in properly identifying and analyzing material ESG issues.
Note 8—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates before the end of 2021. Regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of secured overnight US Treasury repo rates, but there is no definitive information regarding the future utilization of any particular replacement rate.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 10—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference
ANNUAL REPORT | JOHN HANCOCK ESG Core Bond Fund	31

rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
32	JOHN HANCOCK ESG Core Bond Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock ESG Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock ESG Core Bond Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statements of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended May 31, 2021 and for the period December 14, 2016 (commencement of operations) through May 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the four years in the period ended May 31, 2021 and for the period December 14, 2016 (commencement of operations) through May 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	33

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $465,376 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
34	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock ESG Core Bond Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor, Breckinridge Capital Advisors, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	35

Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
36	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	37

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

38	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	39

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
40	JOHN HANCOCK ESG CORE BOND FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg2
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Breckinridge Capital Advisors, Inc.
Portfolio Managers
Matthew C. Buscone
Sara Chanda
Khurram Gillani
Jeffrey M. Glenn, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK ESG CORE BOND FUND	41

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock ESG Core Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1674161	468A 5/21
7/2021

Annual report
John Hancock
Short Duration Bond Fund
Fixed income
May 31, 2021

A message to shareholders
Dear shareholder,
While stocks rebounded from the multiple challenges faced in 2020 to post gains for the 12 months ended May 31, 2021, the results for bonds were much more mixed. Overall, bond markets saw a sharp increase in yields and a steeper yield curve during the period. The generally positive news flow pressured U.S. Treasuries by raising the prospect of inflation and causing investors to question whether the U.S. Federal Reserve would need to begin hiking interest rates sooner than expected. The credit-oriented segments of the market—including investment-grade and high-yield corporate bonds—outperformed government issues. Both categories were helped by the improving outlook for economic growth and corporate earnings, as well as investors’ elevated demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Short Duration Bond Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
28	Financial statements
31	Financial highlights
36	Notes to financial statements
45	Report of independent registered public accounting firm
46	Tax information
47	Statement Regarding Liquidity Risk Management
49	Trustees and Officers
53	More information
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with prudent investment risk.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2021 (%)

The Bloomberg Barclays U.S. Aggregate 1-3 Year Index is an unmanaged index that tracks publicly issued medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international U.S. dollar-denominated bonds that have maturities of between one and three years.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Short-term bonds posted a small gain in the period
The U.S. Federal Reserve maintained its policy of near-zero interest rates, anchoring the yields of short duration securities.
The fund strongly outperformed the Bloomberg Barclays U.S. Aggregate 1 - 3 Year Index
The fund’s emphasis on credit-oriented investments—including high-yield bonds, investment-grade corporates, and securitized assets—was the key factor in its outperformance.
An underweight in U.S. Treasuries was a further positive
The fund’s overweight in the credit sectors was funded with an underweight in Treasuries, which helped relative performance given the sizable underperformance for government debt.
PORTFOLIO COMPOSITION AS OF 5/31/2021 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	3

QUALITY COMPOSITION AS OF 5/31/2021 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-21 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund's prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund's performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Manager’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended May 31, 2021?
The various segments of the bond market experienced widely disparate returns for the period, reflecting the gradual recovery of the U.S. economy from the effects of the COVID-19 lockdowns. After the initial shock in the first quarter of 2020, economic growth began to pick up steam as the year progressed. The release of the vaccines in November 2020 facilitated an acceleration of the reopening in the subsequent months, leading to rising estimates for 2021 GDP growth. Together, these factors weighed heavily on U.S. Treasury bonds and mortgage-backed securities due to their higher relative interest-rate sensitivity. At the same time, the improving economic outlook led to a significant recovery in investors’ appetite for risk, and with it their demand for yield. This dynamic fueled strong gains for the bond market’s credit sectors, particularly corporate-related debt.
What elements of the fund’s positioning helped and hurt results?
The fund seeks to provide income by investing in U.S. government issues, agency notes, and corporate bonds, while striving to minimize interest-rate risk through a focus on short duration securities. This approach worked well, with asset allocation making the largest contribution to the fund’s outperformance. A substantial out-of-benchmark allocation to high yield was the primary factor in the positive results, as the category benefited from its higher income and stronger price appreciation versus other segments of the market. Allocations to senior loans and emerging-market debt were an additional plus. The fund further benefited from its overweights in investment-grade corporates and asset-backed securities, both of
COUNTRY COMPOSITION AS OF 5/31/2021 (% of net assets)
United States	76.6
Cayman Islands	6.4
United Kingdom	4.1
Canada	3.3
Israel	1.4
Netherlands	1.0
Ireland	1.0
Other countries	6.2
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	5

which outpaced the benchmark. We funded these overweight positions with underweights in U.S. Treasuries and mortgage-backed securities, helping the fund sidestep the full impact of the weakness in these areas. The basis for the fund’s broader positioning was our view that credit-sensitive assets were likely to outperform those with greater interest-rate sensitivity given the steady improvement in economic growth.
At a time of robust relative performance for the fund, few elements of our positioning stood out as meaningful detractors. With that said, duration and yield curve positioning were minor headwinds to performance, as was the weak showing for a few specific individual holdings.
What were some key aspects of your portfolio activity?
We were active in repositioning the portfolio to capitalize on opportunities that emerged throughout the year. Our decision to increase the fund’s allocation to the credit sectors—specifically, high-yield bonds, investment-grade corporates, term loans, and emerging-market debt—was our most notable shift. In all cases, we made the moves gradually over of the course of the period. We reduced the fund’s weighting in government debt, where we saw little in the way of total return potential, and the securitized sectors, where a steady decline in yield spreads caused many holdings to reach levels at which further upside appeared unlikely.
Despite the rapid steepening of the yield curve in early 2021, we believe interest rates will remain low for an extended period. We think any inflationary pressure caused by faster growth should prove temporary, and we see various longer-term economic trends that can help keep inflation controlled.
MANAGED BY

Howard C. Greene, CFA
Jeffrey N. Given, CFA
The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2021

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge	SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	Since inception (7-16-19)	Since inception (7-16-19)	as of 5-31-21	as of 5-31-21
Class A	2.02	1.92	3.63	1.34	1.32
Class C	2.61	2.40	4.54	0.60	0.57
Class I1	4.64	3.40	6.47	1.63	1.62
Class R6[1]	4.76	3.53	6.73	1.74	1.72
Class NAV[1]	4.76	3.53	6.73	1.74	1.73
Index††	0.65	2.42	4.59	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 2.25% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the fund invests. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	0.84	1.59	0.59	0.48	0.47
Net (%)	0.65	1.40	0.40	0.29	0.29
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg Barclays U.S. Aggregate 1-3 Year Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Short Duration Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg Barclays U.S. Aggregate 1-3 Year Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	7-16-19	10,454	10,454	10,459
Class I1	7-16-19	10,647	10,647	10,459
Class R6[1]	7-16-19	10,673	10,673	10,459
Class NAV[1]	7-16-19	10,673	10,673	10,459
The Bloomberg Barclays U.S. Aggregate 1-3 Year Index is an unmanaged index that tracks publicly issued medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international U.S. dollar-denominated bonds that have maturities of between one and three years.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund's prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2020, with the same investment held until May 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2020, with the same investment held until May 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	9

		Account value on 12-1-2020	Ending value on 5-31-2021	Expenses paid during period ended 5-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,012.20	$3.26	0.65%
	Hypothetical example	1,000.00	1,021.70	3.28	0.65%
Class C	Actual expenses/actual returns	1,000.00	1,008.50	7.01	1.40%
	Hypothetical example	1,000.00	1,018.00	7.04	1.40%
Class I	Actual expenses/actual returns	1,000.00	1,013.50	2.01	0.40%
	Hypothetical example	1,000.00	1,022.90	2.02	0.40%
Class R6	Actual expenses/actual returns	1,000.00	1,014.00	1.46	0.29%
	Hypothetical example	1,000.00	1,023.50	1.46	0.29%
Class NAV	Actual expenses/actual returns	1,000.00	1,014.00	1.46	0.29%
	Hypothetical example	1,000.00	1,023.50	1.46	0.29%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-21
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 8.0%				$43,040,248
(Cost $43,058,130)
U.S. Government 7.2%				39,063,438
U.S. Treasury
Note	0.125	04-30-23	20,000,000	19,993,750
Note	0.250	05-15-24	10,000,000	9,984,375
Note	1.375	01-31-25	8,800,000	9,085,313
U.S. Government Agency 0.8%				3,976,810
Federal Home Loan Bank Note	0.500	04-22-24	2,500,000	2,500,846
Federal Home Loan Mortgage Corp. 30 Yr Pass Thru (12 month LIBOR + 1.610%) (A)(B)	2.255	11-01-44	244,792	256,037
Federal National Mortgage Association
30 Yr Pass Thru (12 month LIBOR + 1.619%) (B)	2.035	03-01-43	343,694	359,466
30 Yr Pass Thru (12 month LIBOR + 1.570%) (B)	2.058	04-01-47	114,228	118,505
Government National Mortgage Association
30 Yr Pass Thru (1 Year CMT + 1.500%) (B)	1.625	12-20-47	463,803	472,358

30 Yr Pass Thru (1 Year CMT + 1.500%) (B)	1.625	03-20-48	264,615	269,598
Corporate bonds 60.3%				$325,813,759
(Cost $323,709,009)
Communication services 6.5%				35,195,927
Diversified telecommunication services 2.4%
AT&T, Inc.	0.900	03-25-24	4,000,000	4,010,912
C&W Senior Financing DAC (C)	7.500	10-15-26	2,000,000	2,100,000
Cincinnati Bell, Inc. (C)	7.000	07-15-24	187,000	192,610
Cogent Communications Group, Inc. (C)	5.375	03-01-22	396,000	402,930
Kenbourne Invest SA (C)	6.875	11-26-24	1,650,000	1,751,162
Radiate Holdco LLC (C)	4.500	09-15-26	1,650,000	1,666,500
Telecom Argentina SA (C)	6.500	06-15-21	76,000	75,431
Verizon Communications, Inc.	0.750	03-22-24	3,000,000	3,024,860
Entertainment 0.3%
Netflix, Inc.	5.750	03-01-24	1,440,000	1,614,600
Interactive media and services 0.5%
TripAdvisor, Inc. (C)	7.000	07-15-25	2,300,000	2,475,375
Media 2.0%
CCO Holdings LLC (C)	4.000	03-01-23	400,000	403,000
Charter Communications Operating LLC	4.908	07-23-25	2,000,000	2,274,288
CSC Holdings LLC	5.250	06-01-24	500,000	541,875
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	11

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
CSC Holdings LLC	6.750	11-15-21	400,000	$409,400
DISH DBS Corp.	5.000	03-15-23	1,250,000	1,298,438
MDC Partners, Inc. (C)	7.500	05-01-24	1,710,000	1,739,925
Meredith Corp. (C)	6.500	07-01-25	1,000,000	1,077,250
Sirius XM Radio, Inc. (C)	3.875	08-01-22	460,000	462,019
Univision Communications, Inc. (C)	9.500	05-01-25	2,500,000	2,750,775
Wireless telecommunication services 1.3%
MTN Mauritius Investments, Ltd. (C)	5.373	02-13-22	1,150,000	1,178,607
Sprint Corp.	7.125	06-15-24	1,440,000	1,659,600
Sprint Corp.	7.875	09-15-23	575,000	651,538
T-Mobile USA, Inc.	3.500	04-15-25	3,165,000	3,434,832
Consumer discretionary 11.4%				61,618,937
Auto components 0.6%
Toyota Industries Corp. (C)	3.110	03-12-22	865,000	882,425
ZF North America Capital, Inc. (C)	4.500	04-29-22	575,000	587,938
ZF North America Capital, Inc. (C)	4.750	04-29-25	1,500,000	1,623,750
Automobiles 3.1%
BMW US Capital LLC (C)	3.800	04-06-23	1,150,000	1,220,908
Daimler Finance North America LLC (C)	0.750	03-01-24	2,300,000	2,305,180
Ford Motor Credit Company LLC	3.219	01-09-22	575,000	580,750
Ford Motor Credit Company LLC	3.810	01-09-24	1,495,000	1,552,931
Ford Motor Credit Company LLC	5.125	06-16-25	1,290,000	1,411,744
General Motors Financial Company, Inc.	2.900	02-26-25	2,400,000	2,538,337
General Motors Financial Company, Inc.	3.200	07-06-21	500,000	500,158
General Motors Financial Company, Inc.	5.200	03-20-23	920,000	994,657
Hyundai Capital America (C)	2.375	02-10-23	2,300,000	2,363,891
Nissan Motor Acceptance Corp. (C)	1.050	03-08-24	3,450,000	3,455,067
Diversified consumer services 0.3%
GEMS MENASA Cayman, Ltd. (C)	7.125	07-31-26	227,000	237,783
Stena International SA (C)	6.125	02-01-25	1,150,000	1,193,125
Hotels, restaurants and leisure 4.0%
Choice Hotels International, Inc.	5.750	07-01-22	575,000	601,338
ESH Hospitality, Inc. (C)	5.250	05-01-25	1,725,000	1,757,344
Hilton Domestic Operating Company, Inc. (C)	5.375	05-01-25	2,800,000	2,947,728
Hyatt Hotels Corp.	3.375	07-15-23	1,150,000	1,202,838
Hyatt Hotels Corp.	5.375	04-23-25	2,015,000	2,282,259
International Game Technology PLC (C)	6.500	02-15-25	1,725,000	1,911,076
Jacobs Entertainment, Inc. (C)	7.875	02-01-24	645,000	673,219
Life Time, Inc. (C)	8.000	04-15-26	141,000	148,755
Marriott International, Inc.	3.600	04-15-24	575,000	614,359
Marriott International, Inc.	5.750	05-01-25	2,610,000	3,027,757
12	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Marriott Ownership Resorts, Inc. (C)	6.125	09-15-25	2,000,000	$2,128,260
MGM Resorts International	5.750	06-15-25	1,250,000	1,373,438
Royal Caribbean Cruises, Ltd. (C)	9.125	06-15-23	1,000,000	1,106,200
Travel + Leisure Company	3.900	03-01-23	1,150,000	1,185,938
Travel + Leisure Company	6.600	10-01-25	575,000	647,594
Household durables 1.5%
Century Communities, Inc.	6.750	06-01-27	2,225,000	2,394,100
DR Horton, Inc.	4.375	09-15-22	575,000	597,851
Empire Communities Corp. (C)	7.000	12-15-25	1,765,000	1,864,281
MDC Holdings, Inc.	5.500	01-15-24	1,150,000	1,247,750
Taylor Morrison Communities, Inc. (C)	5.625	03-01-24	1,725,000	1,875,092
Internet and direct marketing retail 0.5%
Expedia Group, Inc.	4.500	08-15-24	2,590,000	2,855,253
Multiline retail 1.0%
Macy's, Inc. (C)	8.375	06-15-25	1,650,000	1,823,250
Nordstrom, Inc. (C)	2.300	04-08-24	3,500,000	3,512,613
Specialty retail 0.4%
Specialty Building Products Holdings LLC (C)	6.375	09-30-26	2,300,000	2,392,000
Consumer staples 0.7%				3,887,021
Beverages 0.1%
Constellation Brands, Inc.	3.200	02-15-23	690,000	721,874
Food products 0.3%
Grupo Bimbo SAB de CV (C)	3.875	06-27-24	1,290,000	1,401,953
Household products 0.3%
Kronos Acquisition Holdings, Inc. (C)	5.000	12-31-26	1,735,000	1,763,194
Energy 7.0%				37,842,876
Energy equipment and services 0.1%
CSI Compressco LP (C)	7.500	04-01-25	93,000	93,465
CSI Compressco LP (10.000% Cash or 7.250% Cash and 2.750% PIK) (C)	10.000	04-01-26	297,173	270,427
Oil, gas and consumable fuels 6.9%
Aker BP ASA (C)	3.000	01-15-25	2,400,000	2,505,186
Aker BP ASA (C)	4.750	06-15-24	500,000	512,229
Antero Resources Corp.	5.000	03-01-25	2,000,000	2,048,200
Buckeye Partners LP (C)	4.125	03-01-25	1,575,000	1,624,219
Buckeye Partners LP	4.150	07-01-23	460,000	475,746
Cenovus Energy, Inc.	5.375	07-15-25	2,500,000	2,852,906
Enbridge, Inc. (SOFR + 0.400%) (B)	0.410	02-17-23	2,300,000	2,302,826
Endeavor Energy Resources LP (C)	6.625	07-15-25	2,000,000	2,120,300
Energean Israel Finance, Ltd. (C)	4.500	03-30-24	2,300,000	2,366,163
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	13

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Energen Corp.	4.625	09-01-21	400,000	$400,773
Energy Transfer LP	4.250	04-01-24	3,800,000	4,116,399
Hess Corp.	3.500	07-15-24	2,000,000	2,128,547
Leviathan Bond, Ltd. (C)	5.750	06-30-23	1,150,000	1,210,108
Leviathan Bond, Ltd. (C)	6.125	06-30-25	1,440,000	1,582,335
Midwest Connector Capital Company LLC (C)	3.625	04-01-22	614,000	623,984
MPLX LP (3 month LIBOR + 1.100%) (B)	1.285	09-09-22	500,000	500,305
MPLX LP	3.500	12-01-22	575,000	598,612
Occidental Petroleum Corp.	2.900	08-15-24	2,400,000	2,394,000
Parkland Corp. (C)	5.875	07-15-27	2,300,000	2,451,777
Phillips 66	0.900	02-15-24	1,150,000	1,152,326
Phillips 66	3.700	04-06-23	61,000	64,528
Phillips 66 Partners LP	3.605	02-15-25	1,150,000	1,236,824
The Williams Companies, Inc.	3.900	01-15-25	1,150,000	1,261,640
The Williams Companies, Inc.	4.500	11-15-23	873,000	949,051
Financials 11.9%				64,271,668
Banks 7.0%
Bank of America Corp.	4.200	08-26-24	2,300,000	2,542,860
Barclays Bank PLC	7.625	11-21-22	1,150,000	1,258,113
Barclays PLC	3.684	01-10-23	1,150,000	1,172,641
Barclays PLC	4.375	09-11-24	1,150,000	1,259,671
Citigroup, Inc. (0.981% to 5-1-24, then SOFR + 0.669%)	0.981	05-01-25	2,500,000	2,515,332
Citigroup, Inc.	3.875	03-26-25	2,000,000	2,204,005
Cooperatieve Rabobank UA	0.375	01-12-24	2,015,000	2,014,359
HSBC Holdings PLC (0.976% to 5-24-24, then SOFR + 0.708%)	0.976	05-24-25	2,000,000	2,008,423
HSBC Holdings PLC	4.250	08-18-25	2,500,000	2,775,193
Lloyds Banking Group PLC (0.695% to 5-11-23, then 1 Year CMT + 0.550%)	0.695	05-11-24	3,450,000	3,461,111
Lloyds Banking Group PLC	3.000	01-11-22	575,000	584,752
NatWest Group PLC	3.875	09-12-23	2,690,000	2,888,038
NatWest Markets PLC (C)	0.800	08-12-24	2,000,000	2,002,595
Nordea Bank ABP (C)	1.000	06-09-23	1,150,000	1,164,753
PNC Bank NA	2.700	11-01-22	1,380,000	1,424,939
Regions Financial Corp.	2.250	05-18-25	3,000,000	3,135,827
Santander Holdings USA, Inc.	3.244	10-05-26	865,000	923,979
Santander Holdings USA, Inc.	3.500	06-07-24	2,300,000	2,468,880
Synovus Bank (2.289% to 2-10-22, then SOFR + 0.945%)	2.289	02-10-23	1,150,000	1,159,962
Wells Fargo & Company	4.125	08-15-23	575,000	621,129
Capital markets 2.4%
Ares Capital Corp.	4.200	06-10-24	3,165,000	3,409,570
14	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Credit Suisse Group AG (C)	3.574	01-09-23	1,150,000	$1,170,625
Deutsche Bank AG	0.898	05-28-24	1,500,000	1,501,130
Deutsche Bank AG (1.447% to 4-1-24, then SOFR + 1.131%)	1.447	04-01-25	2,500,000	2,523,507
Morgan Stanley (0.731% to 4-5-23, then SOFR + 0.616%)	0.731	04-05-24	2,500,000	2,509,289
Morgan Stanley	3.125	01-23-23	690,000	721,860
The Goldman Sachs Group, Inc. (2.876% to 10-31-21, then 3 month LIBOR + 0.821%)	2.876	10-31-22	460,000	464,798
UBS AG (C)	1.750	04-21-22	865,000	875,920
Consumer finance 0.8%
Ally Financial, Inc.	1.450	10-02-23	1,150,000	1,168,202
Ally Financial, Inc.	3.875	05-21-24	2,400,000	2,600,931
Capital One Financial Corp.	2.600	05-11-23	128,000	133,244
Synchrony Financial	2.850	07-25-22	575,000	588,844
Diversified financial services 0.9%
Brightstar Escrow Corp. (C)	9.750	10-15-25	2,000,000	2,170,000
GE Capital Funding LLC	3.450	05-15-25	2,500,000	2,726,714
Insurance 0.7%
Athene Global Funding (C)	1.200	10-13-23	1,725,000	1,743,834
Liberty Mutual Group, Inc. (C)	4.250	06-15-23	575,000	617,236
New York Life Global Funding (C)	1.100	05-05-23	1,150,000	1,167,688
Thrifts and mortgage finance 0.1%
Nationwide Building Society (3.622% to 4-26-22, then 3 month LIBOR + 1.181%) (C)	3.622	04-26-23	575,000	591,714
Health care 2.7%				14,342,323
Biotechnology 0.2%
AbbVie, Inc.	2.600	11-21-24	1,200,000	1,271,085
Health care providers and services 1.0%
AmerisourceBergen Corp.	0.737	03-15-23	2,000,000	2,006,916
Centene Corp. (C)	5.375	06-01-26	575,000	598,978
Encompass Health Corp.	5.125	03-15-23	266,000	266,266
HCA, Inc.	5.375	02-01-25	1,000,000	1,118,750
HCA, Inc.	5.875	05-01-23	1,150,000	1,249,487
Pharmaceuticals 1.5%
Astrazeneca Finance LLC	0.700	05-28-24	3,000,000	3,001,414
Bausch Health Companies, Inc. (C)	6.125	04-15-25	1,150,000	1,176,151
Mylan, Inc.	4.200	11-29-23	1,250,000	1,344,968
Royalty Pharma PLC (C)	0.750	09-02-23	1,150,000	1,150,556
Viatris, Inc. (C)	1.125	06-22-22	1,150,000	1,157,752
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	15

	Rate (%)	Maturity date	Par value^	Value
Industrials 6.1%				$32,982,300
Aerospace and defense 0.6%
The Boeing Company	1.950	02-01-24	2,440,000	2,507,337
The Boeing Company	4.508	05-01-23	575,000	614,191
Airlines 0.7%
Alaska Airlines 2020-1 Class B Pass Through Trust (C)	8.000	08-15-25	63,285	70,757
British Airways 2013-1 Class A Pass Through Trust (C)	4.625	06-20-24	190,218	196,384
Delta Air Lines, Inc.	3.625	03-15-22	575,000	584,456
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	330,660	324,873
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	187,836	190,654
US Airways 2011-1 Class A Pass Through Trust	7.125	10-22-23	2,416,076	2,559,772
Commercial services and supplies 0.5%
APX Group, Inc.	7.625	09-01-23	865,000	890,950
GFL Environmental, Inc. (C)	3.750	08-01-25	2,000,000	2,047,500
LSC Communications, Inc. (C)(D)	8.750	10-15-23	400,000	12,000
Construction and engineering 0.8%
Picasso Finance Sub, Inc. (C)	6.125	06-15-25	2,000,000	2,110,000
Tutor Perini Corp. (C)	6.875	05-01-25	2,000,000	2,070,440
Electrical equipment 0.1%
Eaton Corp.	2.750	11-02-22	575,000	594,993
Industrial conglomerates 0.5%
Siemens Financieringsmaatschappij NV (C)	0.650	03-11-24	2,875,000	2,885,219
Machinery 0.2%
CNH Industrial Capital LLC	1.950	07-02-23	1,150,000	1,182,449
Professional services 0.1%
IHS Markit, Ltd. (C)	5.000	11-01-22	575,000	603,328
Road and rail 0.3%
Uber Technologies, Inc. (C)	7.500	05-15-25	1,500,000	1,619,250
Trading companies and distributors 1.7%
AerCap Ireland Capital DAC	3.150	02-15-24	2,500,000	2,623,256
Air Lease Corp.	0.700	02-15-24	1,000,000	995,922
Air Lease Corp.	2.250	01-15-23	76,000	78,042
Ashtead Capital, Inc. (C)	4.125	08-15-25	2,150,000	2,203,750
Triton Container International Ltd. (C)	1.150	06-07-24	3,000,000	3,001,238
Transportation infrastructure 0.6%
Adani Ports & Special Economic Zone, Ltd. (C)	3.375	07-24-24	2,875,000	3,015,539
16	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology 2.6%				$14,032,109
Electronic equipment, instruments and components 0.5%
Dell International LLC (C)	5.450	06-15-23	1,725,000	1,877,319
Ingram Micro, Inc.	5.000	08-10-22	460,000	474,586
IT services 0.5%
Sabre GLBL, Inc. (C)	7.375	09-01-25	2,590,000	2,790,725
Semiconductors and semiconductor equipment 1.4%
Microchip Technology, Inc. (C)	0.972	02-15-24	1,150,000	1,152,140
Microchip Technology, Inc. (C)	0.983	09-01-24	2,000,000	2,001,700
Microchip Technology, Inc. (C)	2.670	09-01-23	575,000	599,329
Micron Technology, Inc.	2.497	04-24-23	865,000	896,604
NXP BV (C)	4.625	06-01-23	575,000	620,887
Skyworks Solutions, Inc.	0.900	06-01-23	2,450,000	2,458,696
Software 0.1%
Infor, Inc. (C)	1.450	07-15-23	103,000	104,440
NortonLifeLock, Inc.	3.950	06-15-22	460,000	469,200
Technology hardware, storage and peripherals 0.1%
Seagate HDD Cayman	4.250	03-01-22	575,000	586,483
Materials 6.1%				32,965,354
Chemicals 1.9%
CVR Partners LP (C)	9.250	06-15-23	2,185,000	2,179,538
FS Luxembourg Sarl (C)	10.000	12-15-25	790,000	869,000
International Flavors & Fragrances, Inc. (C)	0.697	09-15-22	1,150,000	1,152,461
International Flavors & Fragrances, Inc.	3.200	05-01-23	500,000	521,731
LSB Industries, Inc. (C)	9.625	05-01-23	2,000,000	2,055,000
Tronox, Inc. (C)	6.500	05-01-25	2,000,000	2,127,500
WR Grace & Company (C)	5.625	10-01-24	1,150,000	1,265,000
Construction materials 0.6%
Cemex SAB de CV (C)	7.375	06-05-27	2,875,000	3,237,279
Containers and packaging 1.3%
Ardagh Packaging Finance PLC (C)	4.125	08-15-26	575,000	588,656
Ball Corp.	4.000	11-15-23	1,150,000	1,220,438
Can-Pack SA (C)	3.125	11-01-25	935,000	946,594
Graphic Packaging International LLC (C)	0.821	04-15-24	2,875,000	2,860,799
Sealed Air Corp. (C)	5.250	04-01-23	865,000	911,494
Trident TPI Holdings, Inc. (C)	9.250	08-01-24	575,000	603,750
Metals and mining 2.3%
Anglo American Capital PLC (C)	3.625	09-11-24	1,150,000	1,247,107
Anglo American Capital PLC (C)	4.875	05-14-25	2,000,000	2,267,062
CSN Resources SA (C)	7.625	02-13-23	2,015,000	2,096,628
First Quantum Minerals, Ltd. (C)	6.500	03-01-24	1,200,000	1,223,625
First Quantum Minerals, Ltd. (C)	6.875	10-15-27	1,150,000	1,254,938
Freeport-McMoRan, Inc.	4.550	11-14-24	1,150,000	1,246,474
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	17

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining (continued)
Hudbay Minerals, Inc. (C)	4.500	04-01-26	2,000,000	$1,984,720
Volcan Cia Minera SAA (C)	5.375	02-02-22	1,110,000	1,105,560
Real estate 2.3%				12,288,356
Equity real estate investment trusts 2.3%
GLP Capital LP	5.250	06-01-25	2,500,000	2,826,175
Host Hotels & Resorts LP	3.875	04-01-24	3,625,000	3,872,606
Host Hotels & Resorts LP	4.000	06-15-25	1,300,000	1,404,875
MGM Growth Properties Operating Partnership LP	5.625	05-01-24	2,000,000	2,147,500
VICI Properties LP (C)	3.500	02-15-25	2,000,000	2,037,200
Utilities 3.0%				16,386,888
Electric utilities 1.9%
Eversource Energy	2.800	05-01-23	575,000	596,972
FirstEnergy Corp.	3.350	07-15-22	575,000	587,869
FirstEnergy Corp.	4.750	03-15-23	950,000	1,002,915
Instituto Costarricense de Electricidad (C)	6.950	11-10-21	2,185,000	2,201,388
Israel Electric Corp., Ltd. (C)	5.000	11-12-24	1,200,000	1,343,880
Israel Electric Corp., Ltd. (C)	6.875	06-21-23	1,000,000	1,117,326
NRG Energy, Inc. (C)	3.750	06-15-24	1,440,000	1,538,463
Vistra Operations Company LLC (C)	5.000	07-31-27	1,725,000	1,761,656
Gas utilities 0.5%
AmeriGas Partners LP	5.500	05-20-25	1,000,000	1,098,750
AmeriGas Partners LP	5.625	05-20-24	1,440,000	1,584,720
Multi-utilities 0.6%
CenterPoint Energy, Inc.	2.500	09-01-24	1,000,000	1,050,174

CenterPoint Energy, Inc. (SOFR + 0.650%) (B)	0.660	05-13-24	2,500,000	2,502,775
Municipal bonds 0.9%				$5,082,203
(Cost $4,933,756)
Central Plains Energy Project (Nebraska)	5.000	03-01-50	1,000,000	1,108,649
Port Authority of New York & New Jersey	1.086	07-01-23	1,000,000	1,013,057
Sales Tax Securitization Corp. (Illinois)	2.128	01-01-23	1,615,000	1,655,368
San Francisco Bay Area Rapid Transit District Sales Tax Revenue (California)	2.621	07-01-23	1,000,000	1,046,296

State Public School Building Authority (Pennsylvania)	2.616	04-01-23	250,000	258,833
Term loans (E) 5.6%				$29,945,311
(Cost $29,971,824)
Communication services 1.2%				6,573,696
Diversified telecommunication services 0.3%
Lumen Technologies, Inc., 2020 Term Loan B (1 month LIBOR + 2.250%)	2.343	03-15-27	1,682,273	1,666,089
18	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Interactive media and services 0.2%
Arches Buyer, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%)	3.750	12-06-27	1,147,125	$1,143,638
Media 0.7%
McGraw Hill LLC, 2021 Term Loan B (3 month LIBOR + 4.750%)	5.750	11-01-24	2,500,000	2,506,875
Virgin Media Bristol LLC, N Facility Term Loan (1 month LIBOR + 2.500%)	2.601	01-31-28	1,265,000	1,257,094
Consumer discretionary 0.9%				4,774,712
Auto components 0.3%
Dealer Tire LLC, 2020 Term Loan B1 (1 month LIBOR + 4.250%)	4.343	12-12-25	1,566,035	1,564,078
Diversified consumer services 0.3%
GEMS MENASA Cayman, Ltd., Facility B (6 month LIBOR + 5.000%)	6.000	07-31-26	1,483,571	1,490,618
Hotels, restaurants and leisure 0.3%
CCM Merger, Inc., 2020 Term Loan B (3 month LIBOR + 3.750%)	4.500	11-04-25	1,718,727	1,720,016
Financials 0.3%				1,813,685
Insurance 0.3%
USI, Inc., 2017 Repriced Term Loan (3 month LIBOR + 3.000%)	3.203	05-16-24	1,829,123	1,813,685
Industrials 0.8%				4,213,415
Commercial services and supplies 0.7%
Cimpress USA, Inc., USD Term Loan B (3 month LIBOR + 3.500%)	4.000	04-30-28	2,000,000	1,996,260
TTF Holdings LLC, Initial Term Loan (3 month LIBOR + 4.250%)	5.000	03-31-28	1,850,000	1,850,000
Professional services 0.1%
CoreLogic, Inc., Term Loan (F)	TBD	04-14-28	369,000	367,155
Information technology 1.0%				5,073,520
IT services 0.4%
Virtusa Corp., Term Loan B (1 month LIBOR + 4.250%)	5.000	02-11-28	1,785,000	1,792,443
Software 0.6%
Avaya, Inc., Term Loan B1 (1 month LIBOR + 4.250%)	4.351	12-15-27	1,532,410	1,536,241
Boxer Parent Company, Inc., 2021 USD Term Loan (1 month LIBOR + 3.750%)	3.843	10-02-25	1,754,627	1,744,836
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	19

	Rate (%)	Maturity date	Par value^	Value
Materials 1.4%				$7,496,283
Chemicals 0.6%
Ineos US Petrochem LLC, 2026 Tranche B Dollar Term Loan (3 month LIBOR + 2.750%)	3.250	01-29-26	2,300,000	2,289,466
LSF11 Skycraper Holdco SARL, USD Facility B3 (2 month LIBOR + 3.500%)	4.250	09-29-27	1,065,000	1,068,994
Containers and packaging 0.8%
Mauser Packaging Solutions Holding Company, 2017 Term Loan B (3 month LIBOR + 3.250%)	3.385	04-03-24	2,857,348	2,784,143
Pactiv Evergreen Group Holdings, Inc., USD 2017 Term Loan (1 month LIBOR + 2.750%)	2.843	02-05-23	217,372	216,799

Pactiv Evergreen Group Holdings, Inc., USD 2020 Term Loan B2 (1 month LIBOR + 3.250%)	3.343	02-05-26	1,147,125	1,136,881
Collateralized mortgage obligations 4.8%				$25,663,234
(Cost $25,574,114)
Commercial and residential 3.6%				19,491,319
Angel Oak Mortgage Trust I LLC
Series 2018-3, Class A2 (C)(G)	3.751	09-25-48	101,893	102,463
AOA Mortgage Trust
Series 2015-1177, Class C (C)(G)	3.010	12-13-29	250,000	249,987
Arroyo Mortgage Trust
Series 2019-1, Class A1 (C)(G)	3.805	01-25-49	252,996	258,366
BBCMS Mortgage Trust
Series 2018-TALL, Class B (1 month LIBOR + 0.971%) (B)(C)	1.072	03-15-37	250,000	245,612
BBCMS Trust
Series 2015-MSQ, Class D (C)(G)	3.990	09-15-32	175,000	178,336
Benchmark 2021-B25 Mortgage Trust
Series 2021-B25, Class A1	0.623	04-15-54	1,519,687	1,521,977
BRAVO Residential Funding Trust
Series 2021-HE1, Class A1 (SOFR + 0.750%) (B)(C)	0.760	01-25-70	2,708,373	2,709,223
BX Commercial Mortgage Trust
Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (B)(C)	1.422	03-15-37	2,722,000	2,726,321
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (B)(C)	1.851	12-15-37	99,000	99,088
Series 2019-LIFE, Class F (1 month LIBOR + 2.550%) (B)(C)	2.651	12-15-37	100,000	100,059
COLT Mortgage Loan Trust
Series 2020-1, Class A1 (C)(G)	2.488	02-25-50	221,543	223,243
Series 2020-2, Class A1 (C)(G)	1.853	03-25-65	526,741	530,743
Series 2020-3, Class A1 (C)(G)	1.506	04-27-65	460,384	463,131
Credit Suisse Mortgage Capital Certificates
Series 2019-AFC1, Class A1 (C)	2.573	07-25-49	263,484	267,817
20	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2020-AFC1, Class A1 (C)(G)	2.240	02-25-50	87,200	$88,515
KNDL Mortgage Trust
Series 2019-KNSQ, Class C (1 month LIBOR + 1.050%) (B)(C)	1.151	05-15-36	250,000	250,150
Series 2019-KNSQ, Class D (1 month LIBOR + 1.350%) (B)(C)	1.451	05-15-36	250,000	249,998
Life Mortgage Trust
Series 2021-BMR, Class C (1 month LIBOR + 1.100%) (B)(C)	1.201	03-15-38	1,000,000	1,001,253
New Residential Mortgage Loan Trust
Series 2020-1A, Class A1B (C)(G)	3.500	10-25-59	358,544	379,686
Starwood Mortgage Residential Trust
Series 2020-1, Class A1 (C)(G)	2.275	02-25-50	137,244	139,030
Towd Point HE Trust
Series 2021-HE1, Class A1 (C)(G)	0.918	02-25-63	2,119,898	2,120,649
TPGI Trust
Series 2021-DGWD, Class C (1 month LIBOR + 1.150%) (B)(C)	1.250	06-15-26	2,000,000	2,000,000
VASA Trust
Series 2021-VASA, Class D (1 month LIBOR + 2.100%) (B)(C)	2.201	07-15-39	3,000,000	3,000,929
Vista Point Securitization Trust
Series 2020-1, Class A1 (C)(G)	1.763	03-25-65	578,665	584,743
U.S. Government Agency 1.2%				6,171,915
Federal Home Loan Mortgage Corp.
Series 2021-DNA2, Class M1 (SOFR + 0.800%) (B)(C)	0.810	08-25-33	2,000,000	2,001,467
Series 2021-HQA1, Class M1 (SOFR + 0.700%) (B)(C)	0.710	08-25-33	1,250,000	1,250,000
Series 237, Class F23 (1 month LIBOR + 0.400%) (B)	0.501	05-15-36	99,467	100,017
Series 2412, Class OF (1 month LIBOR + 0.950%) (B)	1.051	12-15-31	85,620	87,625
Series 2526, Class FV (1 month LIBOR + 0.400%) (B)	0.501	04-15-27	51,920	52,031
Series 3540, Class KF (1 month LIBOR + 1.050%) (B)	1.151	11-15-36	132,974	137,152
Series 4508, Class CF (1 month LIBOR + 0.400%) (B)	0.501	09-15-45	119,466	120,834
Series 4606, Class FB (1 month LIBOR + 0.500%) (B)	0.601	08-15-46	126,441	127,658
Series 4620, Class LF (1 month LIBOR + 0.400%) (B)	0.501	10-15-46	94,218	95,026
Federal National Mortgage Association
Series 2003-135, Class FL (1 month LIBOR + 0.600%) (B)	0.692	01-25-34	279,836	284,404
Series 2003-7, Class FA (1 month LIBOR + 0.750%) (B)	0.842	02-25-33	126,724	128,979
Series 2006-104, Class FG (1 month LIBOR + 0.400%) (B)	0.492	11-25-36	111,317	112,394
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	21

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2006-126, Class CF (1 month LIBOR + 0.300%) (B)	0.392	01-25-37	155,910	$157,365
Series 2006-62, Class FP (1 month LIBOR + 0.250%) (B)	0.342	07-25-36	106,649	106,791
Series 2009-33, Class FB (1 month LIBOR + 0.820%) (B)	0.912	03-25-37	121,039	123,948
Series 2010-107, Class KF (1 month LIBOR + 0.400%) (B)	0.506	03-25-36	88,222	88,112
Series 2010-123, Class FK (1 month LIBOR + 0.450%) (B)	0.542	11-25-40	102,810	103,817
Series 2010-141, Class FB (1 month LIBOR + 0.470%) (B)	0.562	12-25-40	187,601	190,190
Series 2012-2, Class FA (1 month LIBOR + 0.500%) (B)	0.592	02-25-42	51,357	52,015
Series 2014-73, Class FA (1 month LIBOR + 0.350%) (B)	0.442	11-25-44	235,255	236,781
Series 2016-100, Class AF (1 month LIBOR + 0.500%) (B)	0.610	01-25-47	382,159	388,190

Series 2016-40, Class AF (1 month LIBOR + 0.450%) (B)	0.565	07-25-46	226,934	227,119
Asset backed securities 19.6%				$106,004,413
(Cost $106,092,974)
Asset backed securities 19.6%				106,004,413
ACIS CLO, Ltd.
Series 2015-6A, Class C (3 month LIBOR + 3.370%) (B)(C)	3.546	05-01-27	3,000,000	3,002,472
American Tower Trust
Series 2013, Class 2A (C)	3.070	03-15-48	500,000	504,274
AmeriCredit Automobile Receivables Trust
Series 2017-2, Class D	3.420	04-18-23	500,000	508,367
AMMC CLO, Ltd.
Series 2017-21A, Class A (3 month LIBOR + 1.250%) (B)(C)	1.426	11-02-30	500,000	500,035
Amur Equipment Finance Receivables IX LLC
Series 2021-1A, Class D (C)	2.300	11-22-27	2,000,000	2,005,754
Amur Equipment Finance Receivables VII LLC
Series 2019-1A, Class A2 (C)	2.630	06-20-24	298,395	303,059
BCC Funding Corp. XVI LLC
Series 2019-1A, Class A2 (C)	2.460	08-20-24	268,729	272,472
BCC Funding XIV LLC
Series 2018-1A, Class B (C)	3.390	08-21-23	241,352	242,200
Series 2018-1A, Class D (C)	4.610	08-21-23	1,500,000	1,514,666
BCC Funding XVII LLC
Series 2020-1, Class A2 (C)	0.910	08-20-25	1,500,000	1,506,397
BHG Securitization Trust
Series 2021-A, Class A (C)	1.420	11-17-33	3,000,000	3,006,202
BRE Grand Islander Timeshare Issuer LLC
Series 2019-A, Class A (C)	3.280	09-26-33	2,184,079	2,291,717
22	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Capital Automotive LLC
Series 2014-1A, Class A (C)	3.660	10-15-44	916,527	$918,022
Series 2017-1A, Class A1 (C)	3.870	04-15-47	915,432	916,960
CarMax Auto Owner Trust
Series 2021-2, Class A4	0.810	12-15-26	1,143,000	1,147,622
CCG Receivables Trust
Series 2019-1, Class B (C)	3.220	09-14-26	610,000	630,638
Chase Auto Credit Linked Notes
Series 2020-1, Class C (C)	1.389	01-25-28	727,238	732,039
Series 2021-1, Class B (C)	0.875	09-25-28	3,000,000	3,004,261
Chesapeake Funding II LLC
Series 2020-1A, Class A1 (C)	0.870	08-16-32	201,414	202,690
CIFC Funding, Ltd.
Series 2018-2A, Class A1 (3 month LIBOR + 1.040%) (B)(C)	1.228	04-20-31	555,000	555,064
CLI Funding VI LLC
Series 2020-1A, Class A (C)	2.080	09-18-45	2,770,000	2,798,552
Commonbond Student Loan Trust
Series 2015-A, Class A (C)	3.200	06-25-32	186,311	186,858
Crossroads Asset Trust
Series 2021-A, Class D (C)	2.520	01-20-26	322,000	321,734
Cutwater, Ltd.
Series 2014-1A, Class A2R (3 month LIBOR + 1.700%) (B)(C)	1.884	07-15-26	1,200,000	1,200,425
Dell Equipment Finance Trust
Series 2020-1, Class A3 (C)	2.240	02-22-23	1,000,000	1,018,755
Dewolf Park CLO, Ltd.
Series 2017-1A, Class A (3 month LIBOR + 1.210%) (B)(C)	1.394	10-15-30	750,000	749,997
DLLAA LLC
Series 2021-1A, Class A3 (C)	0.670	04-17-26	5,000,000	5,010,718
DRB Prime Student Loan Trust
Series 2016-A, Class A1 (1 month LIBOR + 2.000%) (B)(C)	2.092	04-25-40	139,633	140,251
ECMC Group Student Loan Trust
Series 2019-1A, Class A1B (1 month LIBOR + 1.000%) (B)(C)	1.092	07-25-69	397,822	403,351
Elara HGV Timeshare Issuer LLC
Series 2019-A, Class A (C)	2.610	01-25-34	89,387	92,385
Encina Equipment Finance 2021-1 LLC
Series 2021-1A, Class C (C)	1.390	06-15-27	500,000	499,987
Exeter Automobile Receivables Trust
Series 2018-3A, Class D (C)	4.350	06-17-24	500,000	515,165
Series 2020-1A, Class C (C)	2.490	01-15-25	750,000	764,246
Series 2021-1A, Class C	0.740	01-15-26	111,000	111,035
ExteNet LLC
Series 2019-1A, Class C (C)	5.219	07-26-49	3,000,000	3,129,153
First Investors Auto Owner Trust
Series 2021-1A, Class C (C)	1.170	03-15-27	640,000	641,217
Five Guys Funding LLC
Series 2017-1A, Class A2 (C)	4.600	07-25-47	496,250	519,221
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	23

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Flagship CLO VIII, Ltd.
Series 2014-8A, Class CRR (3 month LIBOR + 1.800%) (B)(C)	1.984	01-16-26	1,400,000	$1,396,304
Flagship Credit Auto Trust
Series 2016-4, Class D (C)	3.890	11-15-22	393,078	396,445
Series 2018-2, Class D (C)	4.230	09-16-24	730,000	768,882
Series 2018-4, Class B (C)	3.880	10-16-23	155,000	156,883
Flagship VII, Ltd.
Series 2013-7A, Class E (3 month LIBOR + 4.750%) (B)(C)	4.938	01-20-26	2,360,000	2,370,209
Galaxy XXIX CLO, Ltd.
Series 2018-29A, Class D (3 month LIBOR + 2.400%) (B)(C)	2.556	11-15-26	2,650,000	2,629,062
Galaxy XXVI CLO, Ltd.
Series 2018-26A, Class A (3 month LIBOR + 1.200%) (B)(C)	1.350	11-22-31	685,921	685,920
GM Financial Consumer Automobile Receivables Trust
Series 2021-2, Class A4	0.820	10-16-26	449,000	451,583
GM Financial Leasing Trust
Series 2021-2, Class A3	0.340	05-20-24	2,500,000	2,501,517
HalseyPoint CLO, Ltd.
Series 2020-3A, Class D1 (3 month LIBOR + 4.250%) (B)(C)	4.435	11-30-32	1,000,000	1,011,754
Series 2020-3A, Class E (3 month LIBOR + 8.340%) (B)(C)	8.525	11-30-32	875,000	895,605
Hilton Grand Vacations Trust
Series 2017-AA, Class A (C)	2.660	12-26-28	1,331,980	1,365,840
Honda Auto Receivables Owner Trust
Series 2021-2, Class A3	0.330	08-15-25	2,000,000	2,000,828
HPEFS Equipment Trust
Series 2019-1A, Class D (C)	2.720	09-20-29	500,000	511,607
Series 2020-1A, Class C (C)	2.030	02-20-30	1,000,000	1,020,889
Hyundai Auto Receivables Trust
Series 2021-A, Class A4	0.620	05-17-27	755,000	755,472
Iowa Student Loan Liquidity Corp.
Series 2011-1, Class A (3 month LIBOR + 1.250%) (B)	1.451	06-25-42	176,234	179,713
Madison Park Funding XII, Ltd.
Series 2014-12A, Class D (3 month LIBOR + 3.500%) (B)(C)	3.688	07-20-26	2,500,000	2,505,870
MidOcean Credit CLO, Ltd.
Series 2012-1A, Class BRR (3 month LIBOR + 1.800%) (B)(C)	1.984	01-15-24	3,439,000	3,438,426
MMAF Equipment Finance LLC
Series 2019-B, Class A2 (C)	2.070	10-12-22	216,472	217,671
Series 2021-A, Class A3 (C)	0.560	06-13-28	2,000,000	2,003,084
Mountain View CLO, Ltd.
Series 2014-1A, Class CRR (3 month LIBOR + 2.000%) (B)(C)	2.184	10-15-26	2,000,000	1,999,984
24	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
MVW Owner Trust
Series 2018-1A, Class A (C)	3.450	01-21-36	3,164,447	$3,286,210
Navient Private Education Loan Trust
Series 2014-AA, Class A3 (1 month LIBOR + 1.600%) (B)(C)	1.701	10-15-31	249,000	253,309
Series 2020-BA, Class A1 (C)	1.800	01-15-69	11,129	11,136
Neuberger Berman CLO XX, Ltd.
Series 2015-20A, Class CR (3 month LIBOR + 1.600%) (B)(C)	1.784	01-15-28	500,000	500,024
Series 2015-20A, Class CRR (3 month LIBOR + 1.900%) (B)(C)	2.031	07-15-34	500,000	500,051
NMEF Funding LLC
Series 2019-A, Class A (C)	2.730	08-17-26	248,357	249,575
Oaktree CLO, Ltd.
Series 2020-1A, Class D (3 month LIBOR + 5.060%) (B)(C)	5.244	07-15-29	2,000,000	2,005,952
Oasis LLC
Series 2020-1A, Class A (C)	3.820	01-15-32	271,615	272,888
Series 2020-2A, Class A (C)	4.262	05-15-32	260,272	262,683
Oasis Securitization Funding LLC
Series 2021-1A, Class A (C)	2.579	02-15-33	1,108,368	1,111,026
OCP CLO, Ltd.
Series 2015-10A, Class BR (3 month LIBOR + 1.850%) (B)(C)	2.026	10-26-27	3,000,000	3,001,455
OZLM XII, Ltd.
Series 2015-12A, Class BR (3 month LIBOR + 2.050%) (B)(C)	2.235	04-30-27	3,525,000	3,525,345
Parallel, Ltd.
Series 2020-1A, Class C1 (3 month LIBOR + 4.100%) (B)(C)	4.288	07-20-31	1,000,000	1,002,409
Santander Consumer Auto Receivables Trust
Series 2020-AA, Class A (C)	1.370	10-15-24	392,304	395,067
Santander Drive Auto Receivables Trust
Series 2018-3, Class D	4.070	08-15-24	675,000	693,348
Series 2020-2, Class A3	0.670	04-15-24	1,000,000	1,001,883
Silvermore CLO, Ltd.
Series 2014-1A, Class A1R (3 month LIBOR + 1.170%) (B)(C)	1.326	05-15-26	6,746	6,748
Small Business Lending Trust
Series 2020-A, Class A (C)	2.620	12-15-26	254,204	255,120
SMB Private Education Loan Trust
Series 2015-C, Class A2A (C)	2.750	07-15-27	491,095	496,820
Series 2017-B, Class A2B (1 month LIBOR + 0.750%) (B)(C)	0.865	10-15-35	610,094	612,359
Sonic Capital LLC
Series 2018-1A, Class A2 (C)	4.026	02-20-48	1,730,625	1,778,598
STAR Trust
Series 2021-SFR1, Class A (1 month LIBOR + 0.600%) (B)(C)	0.701	04-17-38	2,491,925	2,489,560
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	25

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Taco Bell Funding LLC
Series 2016-1A, Class A23 (C)	4.970	05-25-46	1,063,200	$1,154,465
Series 2016-1A, Class A2II (C)	4.377	05-25-46	528,000	528,644
Tidewater Auto Receivables Trust
Series 2020-AA, Class C (C)	1.910	09-15-26	1,000,000	1,019,022
Towd Point Mortgage Trust
Series 2015-2, Class 1A13 (C)(G)	2.500	11-25-60	36,268	36,264
Series 2015-5, Class A1B (C)(G)	2.750	05-25-55	3,621	3,624
Series 2017-1, Class A1 (C)(G)	2.750	10-25-56	272,282	276,376
Series 2018-3, Class A1 (C)(G)	3.750	05-25-58	69,390	73,361
Series 2018-4, Class A1 (C)(G)	3.000	06-25-58	166,845	174,298
Toyota Auto Receivables Owner Trust
Series 2020-B, Class A4	1.660	09-15-25	880,000	905,851
TRIP Rail Master Funding LLC
Series 2017-1A, Class A1 (C)	2.709	08-15-47	69,116	69,138
Triton Container Finance VIII LLC
Series 2020-1A, Class A (C)	2.110	09-20-45	3,113,000	3,144,500
Verizon Owner Trust
Series 2020-B, Class A	0.470	02-20-25	358,000	359,479
Wellfleet CLO, Ltd.
Series 2016-2A, Class A2R (3 month LIBOR + 1.580%) (B)(C)	1.768	10-20-28	500,000	495,565
Westlake Automobile Receivables Trust
Series 2018-2A, Class D (C)	4.000	01-16-24	375,587	379,356
Series 2018-3A, Class C (C)	3.610	10-16-23	176,114	176,812
Series 2019-2A, Class C (C)	2.840	07-15-24	750,000	762,065
Wheels SPV 2 LLC
Series 2020-1A, Class A2 (C)	0.510	08-20-29	1,000,000	1,001,907
Willis Engine Structured Trust V
Series 2020-A, Class C (C)	6.657	03-15-45	878,358	600,611

	Yield (%)	Shares	Value
Short-term investments 1.2%			$6,833,031
(Cost $6,833,031)
Short-term funds 1.2%			6,833,031
Federated Government Obligations Fund, Institutional Class	0.0100(H)	6,833,031	6,833,031

Total investments (Cost $540,172,838) 100.4%	$542,382,199
Other assets and liabilities, net (0.4%)	(2,394,418)
Total net assets 100.0%	$539,987,781

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
26	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $271,965,704 or 50.4% of the fund's net assets as of 5-31-21.
(D)	Non-income producing - Issuer is in default.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(F)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(H)	The rate shown is the annualized seven-day yield as of 5-31-21.
At 5-31-21, the aggregate cost of investments for federal income tax purposes was $541,992,110. Net unrealized appreciation aggregated to $390,089, of which $1,663,040 related to gross unrealized appreciation and $1,272,951 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	27

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-21

Assets
Unaffiliated investments, at value (Cost $540,172,838)	$542,382,199
Cash	113,727
Interest receivable	3,490,201
Receivable for fund shares sold	1,295,642
Receivable for investments sold	3,718
Receivable for delayed delivery securities sold	9,560
Other assets	28,310
Total assets	547,323,357
Liabilities
Distributions payable	1,328,469
Payable for investments purchased	5,863,975
Payable for fund shares repurchased	23,731
Payable to affiliates
Investment management fees	840
Accounting and legal services fees	14,379
Transfer agent fees	3,047
Trustees' fees	61
Other liabilities and accrued expenses	101,074
Total liabilities	7,335,576
Net assets	$539,987,781
Net assets consist of
Paid-in capital	$539,098,965
Total distributable earnings (loss)	888,816
Net assets	$539,987,781

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($6,303,296 ÷ 626,523 shares)[1]	$10.06
Class C ($522,644 ÷ 51,926 shares)[1]	$10.07
Class I ($24,927,847 ÷ 2,477,541 shares)	$10.06
Class R6 ($558,124 ÷ 55,461 shares)	$10.06
Class NAV ($507,675,870 ÷ 50,464,653 shares)	$10.06
Maximum offering price per share
Class A (net asset value per share ÷ 97.75%)[2]	$10.29

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
28	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 5-31-21

Investment income
Interest	$6,198,452
Expenses
Investment management fees	543,545
Distribution and service fees	11,990
Accounting and legal services fees	44,265
Transfer agent fees	15,248
Trustees' fees	3,745
Custodian fees	82,463
State registration fees	80,637
Printing and postage	26,031
Professional fees	78,063
Other	35,137
Total expenses	921,124
Less expense reductions	(165,213)
Net expenses	755,911
Net investment income	5,442,541
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	1,101,045
1,101,045
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	3,691,882
3,691,882
Net realized and unrealized gain	4,792,927
Increase in net assets from operations	$10,235,468
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	29

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-21	Period ended 5-31-20[1]
Increase (decrease) in net assets
From operations
Net investment income	$5,442,541	$2,992,550
Net realized gain	1,101,045	409,076
Change in net unrealized appreciation (depreciation)	3,691,882	(1,482,521)
Increase in net assets resulting from operations	10,235,468	1,919,105
Distributions to shareholders
From earnings
Class A	(92,854)	(7,879)
Class C	(6,735)	(1,495)
Class I	(272,474)	(43,951)
Class R6	(10,360)	(2,903)
Class NAV	(7,283,377)	(3,555,912)
Total distributions	(7,665,800)	(3,612,140)
From fund share transactions	374,195,493	164,915,655
Total increase	376,765,161	163,222,620
Net assets
Beginning of year	163,222,620	—
End of year	$539,987,781	$163,222,620

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
30	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.90	$10.00
Net investment income[2]	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.25	(0.03)
Total from investment operations	0.43	0.15
Less distributions
From net investment income	(0.27)	(0.25)
Net asset value, end of period	$10.06	$9.90
Total return (%)[3,4]	4.39	1.56[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	0.84[6]
Expenses including reductions	0.65	0.65[6]
Net investment income	1.80	2.03[6]
Portfolio turnover (%)	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	31

CLASS C SHARES Period ended	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.90	$10.00
Net investment income[2]	0.11	0.13
Net realized and unrealized gain (loss) on investments	0.26	(0.04)
Total from investment operations	0.37	0.09
Less distributions
From net investment income	(0.20)	(0.19)
Net asset value, end of period	$10.07	$9.90
Total return (%)[3,4]	3.61	0.90[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47	1.59[7]
Expenses including reductions	1.40	1.40[7]
Net investment income	1.07	1.47[7]
Portfolio turnover (%)	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
32	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.90	$10.00
Net investment income[2]	0.20	0.18
Net realized and unrealized gain (loss) on investments	0.25	(0.01)
Total from investment operations	0.45	0.17
Less distributions
From net investment income	(0.29)	(0.27)
Net asset value, end of period	$10.06	$9.90
Total return (%)[3]	4.64	1.75[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$25	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.47	0.60[5]
Expenses including reductions	0.40	0.40[5]
Net investment income	1.99	2.04[5]
Portfolio turnover (%)	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	33

CLASS R6 SHARES Period ended	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.90	$10.00
Net investment income[2]	0.22	0.20
Net realized and unrealized gain (loss) on investments	0.25	(0.01)
Total from investment operations	0.47	0.19
Less distributions
From net investment income	(0.31)	(0.29)
Net asset value, end of period	$10.06	$9.90
Total return (%)[3]	4.76	1.88[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.37	0.48[6]
Expenses including reductions	0.29	0.29[6]
Net investment income	2.18	2.32[6]
Portfolio turnover (%)	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
34	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.90	$10.00
Net investment income[2]	0.22	0.23
Net realized and unrealized gain (loss) on investments	0.25	(0.04)
Total from investment operations	0.47	0.19
Less distributions
From net investment income	(0.31)	(0.29)
Net asset value, end of period	$10.06	$9.90
Total return (%)[3]	4.76	1.88[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$508	$158
Ratios (as a percentage of average net assets):
Expenses before reductions	0.36	0.47[5]
Expenses including reductions	0.29	0.29[5]
Net investment income	2.18	2.69[5]
Portfolio turnover (%)	55	58

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	35

Notes to financial statements
Note 1—Organization
John Hancock Short Duration Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with prudent investment risk.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may
36	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT

include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of May 31, 2021, by major security category or type:
	Total value at 5-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$43,040,248	—	$43,040,248	—
Corporate bonds	325,813,759	—	325,813,759	—
Municipal bonds	5,082,203	—	5,082,203	—
Term loans	29,945,311	—	29,945,311	—
Collateralized mortgage obligations	25,663,234	—	25,663,234	—
Asset backed securities	106,004,413	—	106,004,413	—
Short-term investments	6,833,031	$6,833,031	—	—
Total investments in securities	$542,382,199	$6,833,031	$535,549,168	—
When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e.,
ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	37

seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, it could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund's income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund's cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the
38	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT

line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2021, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended May 31, 2021 were $6,647.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of May 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the year ended May 31, 2021 and for the period ended 2020 was as follows:
	May 31, 2021	May 31, 2020
Ordinary income	$7,665,800	$3,612,140
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2021, the components of distributable earnings on a tax basis consisted of $1,486,916 of undistributed ordinary income and $340,280 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to distributions payable and amortization and accretion on debt securities.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	39

Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.220% of the first $250 million of the fund’s average daily net assets; and (b) 0.200% of the fund’s average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.29% of average daily net assets of the fund and expenses of Class A, Class C, Class I, and Class R6 shares exceed 0.65%, 1.40%, 0.40%, and 0.29%, respectively, of average daily net assets attributable to the class. Expenses of the fund means all expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. Expenses of Class A, Class C, Class I, and Class R6 shares means all expenses of the fund attributable to the applicable class plus class-specific expenses. Each agreement expires on September 30, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$2,433
Class C	267
Class I	5,039
Class	Expense reduction
Class R6	$258
Class NAV	157,216
Total	$165,213

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2021, were equivalent to a net annual effective rate of 0.15% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2021, amounted to an annual rate of 0.02% of the fund's average daily net assets.
40	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $6,815 for the year ended May 31, 2021. Of this amount, $798 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $6,017 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $250,000 or more, and redeemed within 18 months of purchase are subject to a 0.50% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2021, CDSCs received by the Distributor amounted to $1,358 for Class A. There were no CDSCs received by the Distributor for Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$8,523	$3,965
Class C	3,467	405
Class I	—	10,841
Class R6	—	37
Total	$11,990	$15,248
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	41

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$2,900,000	1	0.660%	$53
Note 5—Fund share transactions
Transactions in fund shares for the six months ended May 31, 2021 and for the period ended May 31, 2020 were as follows:
	Year Ended 5-31-21		Period ended 5-31-20[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	790,035	$7,946,103	181,255	$1,788,890
Distributions reinvested	9,026	90,843	633	6,268
Repurchased	(247,695)	(2,493,016)	(106,731)	(1,043,479)
Net increase	551,366	$5,543,930	75,157	$751,679
Class C shares
Sold	60,037	$605,067	23,066	$231,380
Distributions reinvested	592	5,958	56	551
Repurchased	(21,829)	(219,650)	(9,996)	(96,857)
Net increase	38,800	$391,375	13,126	$135,074
Class I shares
Sold	2,290,055	$23,026,692	446,770	$4,399,094
Distributions reinvested	27,087	272,474	4,331	42,858
Repurchased	(258,341)	(2,598,387)	(32,361)	(319,871)
Net increase	2,058,801	$20,700,779	418,740	$4,122,081
Class R6 shares
Sold	34,528	$348,039	24,902	$249,821
Distributions reinvested	880	8,848	151	1,477
Repurchased	(5,000)	(50,300)	—	—
Net increase	30,408	$306,587	25,053	$251,298
42	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT

	Year Ended 5-31-21		Period ended 5-31-20[1]
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	34,632,201	$348,473,724	18,275,944	$182,431,935
Distributions reinvested	724,155	7,283,377	358,018	3,555,912
Repurchased	(845,618)	(8,504,279)	(2,680,047)	(26,332,324)
Net increase	34,510,738	$347,252,822	15,953,915	$159,655,523
Total net increase	37,190,113	$374,195,493	16,485,991	$164,915,655

[1]	Period from 7-16-19 (commencement of operations) to 5-31-20.
Affiliates of the fund owned 100% of shares of Class R6 and Class NAV on May 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $448,014,941 and $93,858,690, respectively, for the year ended May 31, 2021. Purchases and sales of U.S. Treasury obligations aggregated $65,377,536 and $47,372,044, respectively, for the year ended May 31, 2021.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2021, funds within the John Hancock group of funds complex held 94.0% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	31.9%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	23.0%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	19.8%
John Hancock Funds II Multimanager 2025 Lifetime Portfolio	6.9%
John Hancock Funds II Multimanager 2020 Lifetime Portfolio	6.6%
Note 8—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates before the end of 2021. Regulators have encouraged the development
ANNUAL REPORT | JOHN HANCOCK Short Duration Bond Fund	43

and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of secured overnight US Treasury repo rates, but there is no definitive information regarding the future utilization of any particular replacement rate.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 10—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
44	JOHN HANCOCK Short Duration Bond Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Short Duration Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Short Duration Bond Fund (one of the funds constituting John Hancock Bond Trust, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021 and the statements of changes in net assets and the financial highlights for the year ended May 31, 2021 and for the period July 16, 2019 (commencement of operations) through May 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31 2021, the results of its operations for the year ended May 31, 2021, and the changes in its net assets and the financial highlights for the year ended May 31, 2021 and for the period July 16, 2019 (commencement of operations) through May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	45

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
46	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Short Duration Bond Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	47

Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
48	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	49

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

50	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	51

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
52	JOHN HANCOCK SHORT DURATION BOND FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg2
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION BOND FUND	53

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Short Duration Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1674208	472A 5/21
7/2021

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2021, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2021 and 2020. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	May 31, 2021	May 31, 2020
John Hancock Government Income Fund	$50,079	$54,305
John Hancock Investment Grade Bond Fund	51,103	55,322
John Hancock High Yield Fund	75,822	79,874
John Hancock ESG Core Bond Fund	50,359	50,816
John Hancock Short Duration Bond Fund	61,193	61,593
Total	$288,556	$301,910

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	May 31, 2021	May 31, 2020
John Hancock Government Income Fund	$604	$591
John Hancock Investment Grade Bond Fund	604	591
John Hancock High Yield Fund	604	591
John Hancock ESG Core Bond Fund	604	591
John Hancock Short Duration Bond Fund	604	591
Total	$3,020	$2,955

Amounts billed to control affiliates were $116,000 and $116,467 for the fiscal years ended May 31, 2021 and 2020, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended May 31, 2021 and 2020. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	May 31, 2021	May 31, 2020
John Hancock Government Income Fund	$3,837	$3,837
John Hancock Investment Grade Bond Fund	3,837	3,837
John Hancock High Yield Fund	3,837	3,837
John Hancock ESG Core Bond Fund	3,837	3,837
John Hancock Short Duration Bond Fund	3,837	3,837
Total	$19,185	$19,185

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended May 31,

2021 and 2020:

Fund	May 31, 2021	May 31, 2020
John Hancock Government Income Fund	$89	$89
John Hancock Investment Grade Bond Fund	89	89
John Hancock High Yield Fund	89	89
John Hancock ESG Core Bond Fund	89	89
John Hancock Short Duration Bond Fund	89	89
Total	$445	$445

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre- approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended May 31, 2021, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,161,882 for the fiscal year ended May 31, 2021 and $1,032,628 for the fiscal year ended May 31, 2020.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Frances G. Rathke

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Andrew Arnott
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Andrew Arnott
President
Date:	July 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
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Andrew Arnott
President
Date:	July 15, 2021
By:	/s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer
Date:	July 15, 2021